As filed with the Securities and Exchange Commission on April 22, 1998
                    Registration File Nos. 33-69138/811-4420


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        ---------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 11


                                    FORM S-6

                        ---------------------------------
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        ---------------------------------
                             WRL SERIES LIFE ACCOUNT
                             -----------------------
                              (Exact Name of Trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   ------------------------------------------
                               (Name of Depositor)

                               201 Highland Avenue
                              Largo, Florida 33770
          -------------------------------------------------------------
          (Complete Address of Depositor's Principal Executive Offices)



                             Thomas E. Pierpan, Esq.
        Vice President, Assistant Secretary and Associate General Counsel
                   Western Reserve Life Assurance Co. of Ohio
                               201 Highland Avenue
                              Largo, Florida 33770
        ----------------------------------------------------------------
                (Name and Complete Address of Agent for Service)


                                   Copies to:

                              Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404

                        ---------------------------------
It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on  May 1, 1998, pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a) of Rule 485

[ ] on  DATE , pursuant to paragraph (a) of Rule 485

                        CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2

N-8B-2 ITEM       CAPTION IN PROSPECTUS
-----------       ---------------------

 1                Cover Page; The Series Account

 2                Cover Page; Western Reserve Life Assurance Co. of Ohio

 3                Not Applicable

 4                Distribution of the Policies

 5                The Series Account

 6                The Series Account

 7                Not Applicable

 8                Not Applicable

 9                Legal Proceedings

10 Introduction; Policy Benefits; Payment and Allocation of Premiums; Investments of the Series Account; Policy Rights

11                The Series Account; WRL Series Fund, Inc.

12                The Series Account; WRL Series Fund, Inc.

13                Charges and Deductions; The Series Account; Investments of the
                  Series Account

14                Introduction; Allocation of Premiums and Cash Value

15                Allocation of Premiums and Cash Value

16                The Series Account

17                Cash Value; The Series Account; Policy Rights

18                Payment and Allocation of Premiums; Cash Value

19                Voting Rights of the Series Account; Reports and Records

                                      (i)

N-8B-2 ITEM       CAPTION IN PROSPECTUS

20                 Not Applicable

21                 Loan Privileges

22                 Not Applicable

23                 Safekeeping of the Series Account's Assets

24                 Policy Rights

25                 Western Reserve Life Assurance Co. of Ohio

26                 Not Applicable

27 Western Reserve Life Assurance Co. of Ohio; The Series Account; WRL Series Fund, Inc.

28 Western Reserve Life Assurance Co. of Ohio; Executive Officers and Directors of Western Reserve Life Assurance Co. of Ohio

29                 Western Reserve Life Assurance Co. of Ohio

30                 Not Applicable

31                 Not Applicable

32                 Not Applicable

33                 Not Applicable

34                 Not Applicable

35                 Western Reserve Life Assurance Co. of Ohio

36                 Not Applicable

37                 Not Applicable

38                 Distribution of the Policies

39                 Distribution of the Policies

                                      (ii)

N-8B-2 ITEM        CAPTION IN PROSPECTUS
-----------        ---------------------

40                 Not Applicable

41                 Distribution of the Policies; Western Reserve Life Assurance
                   Co. of Ohio

42                 Not Applicable

43                 Not Applicable

44                 Cash Value

45                 Not Applicable

46                 Cash Value

47                 Introduction; Allocation of Premiums and Cash Value

48                 Not Applicable

49                 Not Applicable

50                 Not Applicable

51                 Introduction; Western Reserve Life Assurance Co. of Ohio;
                   Policy Benefits; Charges and Deductions

52                 The Series Account; WRL Series Fund, Inc.

53                 Federal Tax Matters

54                 Not Applicable

55                 Not Applicable

56                 Not Applicable

57                 Not Applicable

58                 Not Applicable

59                 Not Applicable

                                     (iii)

              WRL FREEDOM WEALTH PROTECTOR/registered trademark/
                          JOINT SURVIVORSHIP FLEXIBLE
                             PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

                                   Issued by
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              201 Highland Avenue
                             Largo, Florida 33770
                                1-800-851-9777
                                (813) 585-6565


     The joint survivorship flexible premium variable life insurance policy ("Policy") issued by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. A Policyowner may, subject to certain restrictions, vary the timing and amount of premium payments and increase or decrease the level of life insurance benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single life insurance policy. The minimum Specified Amount for a Policy at issue is generally $100,000.

     The Policy provides a death benefit payable upon the death of the Surviving Insured, and a Net Surrender Value that can be obtained by completely or partially surrendering the Policy. Net premiums are allocated according to the Policyowner's directions among the Sub-Accounts of the WRL Series Life Account ("Series Account"), or to a fixed interest account ("Fixed Account") or a combination of both. With respect to amounts allocated to Sub-Accounts of the Series Account, the amount of the death benefit may, and the Cash Value will, vary to reflect both the investment experience of the Sub-Accounts and the timing and amount of additional premium payments. However, as long as the Policy remains In Force, Western Reserve guarantees that the death benefit will never be less than the Specified Amount of the Policy. While additional premium payments are not required under the Policy, additional premium payments may be necessary to prevent Lapse if there is insufficient Net Surrender Value.

     The Policy provides a free-look period. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Western Reserve mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing the application, whichever is latest. Certain states require a free-look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners.

     The assets of each Sub-Account of the Series Account will be invested solely in a corresponding Portfolio of the WRL Series Fund, Inc. (the "Fund"). The Prospectus for the Fund describes the investment objectives and the risks of investing in the Portfolios of the Fund corresponding to the Sub-Accounts currently available under the Policy. The Policyowner bears the entire investment risk for all amounts allocated to the Series Account; there is no guaranteed minimum Cash Value.

     It may not be to your advantage to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a policy described in this Prospectus.

     Please read this Prospectus and the Prospectus for the Fund carefully and retain for future reference.

     THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

     THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS FOR THE WRL SERIES FUND, INC. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


                          Prospectus Dated May 1, 1998

                               TABLE OF CONTENTS


                                                       PAGE
                                                      -----
 DEFINITIONS ........................................    1
 INTRODUCTION .......................................    2
 INVESTMENT EXPERIENCE INFORMATION ..................    6
  Rates of Return ...................................    7
  Death Benefit, Cash Value and Net Surrender
      Value Illustrations ...........................    7
  Other Performance Data ............................   13
 WESTERN RESERVE AND THE
 SERIES ACCOUNT .....................................   13
  Western Reserve Life Assurance Co.
      of Ohio .......................................   13
  The Series Account ................................   14
 POLICY BENEFITS ....................................   14
  Death Benefit .....................................   14
  When Insurance Coverage Takes Effect ..............   16
  Terminal Illness Accelerated Death
      Benefit Rider .................................   17
  Cash Value ........................................   17
 INVESTMENTS OF THE SERIES ACCOUNT ..................   18
  WRL Series Fund, Inc. .............................   18
  Addition, Deletion, or Substitution
      of Investments ................................   21
 PAYMENT AND ALLOCATION OF PREMIUMS .................   22
  Issuance of a Policy ..............................   22
  Premiums ..........................................   22
  Allocation of Premiums and Cash Value .............   23
  Dollar Cost Averaging .............................   24
  Asset Rebalancing Program .........................   25
  Policy Lapse and Reinstatement ....................   25
 CHARGES AND DEDUCTIONS .............................   27
  Premium Expense Charge ............................   27
  Contingent Surrender Charges ......................   27
  Cash Value Charges ................................   28
  Optional Cash Value Charges .......................   29
  Charges Against the Series Account ................   30
  Expenses of the Fund ..............................   30
  Group or Sponsored Policies .......................   30
  Associate Policies ................................   31
 POLICY RIGHTS ......................................   31
  Loan Privileges ...................................   31
  Surrender Privileges ..............................   32
  Examination of Policy Privilege ("Free-Look") .....   33
  Conversion Rights .................................   33
  Policy Split Option ...............................   33
  Benefits at Maturity ..............................   33
  Payment of Policy Benefits ........................   34

                                                       PAGE
                                                      -----
 GENERAL PROVISIONS .................................   34
  Postponement of Payments ..........................   34
  The Contract ......................................   34
  Suicide ...........................................   34
  Incontestability ..................................   34
  Change of Owner or Beneficiary ....................   35
  Assignment ........................................   35
  Misstatement of Age or Sex ........................   35
  Reports and Records ...............................   35
  Optional Insurance Benefits .......................   35
 THE FIXED ACCOUNT ..................................   36
  Fixed Account Value ...............................   36
  Minimum Guaranteed and Current
      Interest Rates ................................   36
  Allocations, Transfers and Withdrawals ............   36
 DISTRIBUTION OF THE POLICIES .......................   37
 FEDERAL TAX MATTERS ................................   37
  Introduction ......................................   37
  Tax Charges .......................................   37
  Tax Status of the Policy ..........................   37
  Tax Treatment of Policy Benefits ..................   38
  Possible Tax Law Changes ..........................   40
  Employment-Related Benefit Plans ..................   40
 SAFEKEEPING OF THE SERIES
 ACCOUNT'S ASSETS ...................................   40
 VOTING RIGHTS OF THE SERIES ACCOUNT ................   40
 STATE REGULATION OF WESTERN
 RESERVE ............................................   41
 REINSURANCE ........................................   41
 EXECUTIVE OFFICERS AND DIRECTORS
 OF WESTERN RESERVE .................................   41
 LEGAL MATTERS ......................................   42
 LEGAL PROCEEDINGS ..................................   42
 EXPERTS ............................................   42
 YEAR 2000 MATTERS ..................................   43
 ADDITIONAL INFORMATION .............................   43
 INFORMATION ABOUT
 WESTERN RESERVE'S
 FINANCIAL STATEMENTS ...............................   43
 APPENDIX A - ILLUSTRATION
 OF BENEFITS ........................................   44
 APPENDIX B - WEALTH INDICES OF
 INVESTMENTS IN THE U.S. CAPITAL
 MARKETS ............................................   47
 INDEX TO FINANCIAL
 STATEMENTS .........................................   49



                   The Policy is not available in all States.

                                  DEFINITIONS

      ACCOUNTS -- Allocation options including the Fixed Account and Sub-Accounts of the Series Account.

      ATTAINED AGE -- For each Joint Insured, the Issue Age plus the number of completed Policy years.

      ANNIVERSARY -- The same day and month as the Policy Date for each succeeding year the Policy remains In Force.

      BENEFICIARY -- The person or persons specified by the Owner as entitled to receive the death benefit proceeds under the Policy.

CASH VALUE -- The sum of the values in each Sub-Account plus the Policy's value in the Fixed Account.

      FIXED ACCOUNT -- An allocation option other than the Series Account. Part of Western Reserve's General Account.

      FUND -- WRL Series Fund, Inc., a registered management investment company in which the assets of the Series Account are invested.

      GENERAL ACCOUNT -- The assets of Western Reserve other than those allocated to the Series Account or any other separate account.

      GUIDELINE PREMIUM -- The level annual premium payment necessary to provide the benefits selected by the Policyowner under the Policy through its Maturity Date, based on the particular facts relating to the Insureds and certain assumptions allowed by law. The dollar amount of the Guideline Premium is shown on the Policy's Schedule Page.

      IN FORCE -- Condition under which the coverage is active and both Insureds' lives remain insured.

      INITIAL PREMIUM -- The amount which must be paid before coverage begins.

      ISSUE AGE -- For each Joint Insured, issue age refers to the age on the Insured's birthday nearest the Policy Date.

      JOINT INSUREDS -- The persons whose lives are insured under the Policy.

      LAPSE -- Termination of the Policy at the end of the grace period.

      LOAN RESERVE -- A part of the Fixed Account to which amounts are transferred as collateral for Policy loans.

      MATURITY DATE -- The date when coverage under the Policy will terminate if either of the Insureds is living and the Policy is In Force.

      MONTHLY ANNIVERSARY OR MONTHIVERSARY -- The same date in each succeeding month as the Policy Date. For purposes of the Series Account, whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed to be the next Valuation Date.

      NET SURRENDER VALUE -- The amount payable upon surrender of the Policy equal to the Cash Value as of the date of surrender less any surrender charge and less any outstanding Policy loan, plus unearned loan interest.

      NET PREMIUM -- The portion of the premium available for allocation to either the Fixed Account or the Sub-Accounts of the Series Account equal to the premium paid by the Policyowner less the applicable premium expense charges.

      NO LAPSE DATE -- Either, (1) the later of attained target premium age 65 or five Policy years, or (2) the later of attained target premium age 75 or ten Policy years, as selected by the Policyowner at time of application for the Policy.

      NO LAPSE PERIOD -- The period of time between the Policy Date and the No Lapse Date, during which the Policy will not Lapse if certain conditions are met, even though Net Surrender Value is insufficient to meet the monthly deduction.


      OFFICE -- The administrative office of Western Reserve whose mailing address is P. O. Box 5068, Clearwater, Florida 33758-5068.


      PLANNED PERIODIC PREMIUM -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

      POLICY -- The joint survivorship flexible premium variable life insurance policy offered by Western Reserve and described in this Prospectus.

      POLICY DATE -- The date set forth in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. The Policy Date is used to determine Policy years and Policy Months. Policy Anniversaries are measured from the Policy Date.

      POLICY MONTH -- A month beginning on the Monthly Anniversary.

      POLICYOWNER(S) ("OWNER(S)") -- The person(s) who owns the Policy, and who may exercise all rights under the Policy while either or both Joint Insureds are living. If two Owners are named, the Policy will be owned jointly and the consent of each Owner will be required to exercise ownership rights.

      PORTFOLIO -- A separate investment portfolio of the Fund.

      RECORD DATE -- The date the Policy is recorded on the books of Western Reserve as an In Force Policy.

      SERIES ACCOUNT -- WRL Series Life Account, a separate investment account established by Western Reserve to receive and invest Net Premiums allocated under the Policy.

      SPECIFIED AMOUNT -- The minimum death benefit payable under the Policy as long as the Policy remains In Force. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges.

      SUB-ACCOUNT -- A sub-division of the Series Account. Each Sub-Account invests exclusively in the shares of a specified Portfolio of the Fund.

      SURVIVING INSURED -- The Joint Insured who remains alive after the other Joint Insured has died.

      TERMINATION -- Condition when either of the Joint Insured's lives is no longer insured under the coverage provided.

      VALUATION DATE -- Each day on which the New York Stock Exchange is open for business.
      VALUATION PERIOD -- The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

                                 INTRODUCTION

 1. WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL FIXED-BENEFIT POLICY PRIOR TO THE DEATH OF AN INSURED?


     Like conventional fixed-benefit life insurance, as long as the Policy remains In Force, the Policy can provide: (1) the accumulation of Cash Value; and (2) surrender rights and Policy loan privileges.

     The Policy differs from conventional fixed-benefit life insurance by allowing Policyowners to allocate Net Premiums to one or more Sub-Accounts of the Series Account, or to the Fixed Account, or to a combination of both. Each Sub-Account invests in a designated Portfolio of the Fund. The amount and/or duration of the life insurance coverage and the Cash Value of the Policy are not guaranteed and may increase or decrease depending upon the investment experience of the Series Account. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Series Account but reaps the benefits of any appreciation in value. (See Allocation of Premiums and Cash Value - Allocation of Net Premiums, p. 23.) Unlike conventional fixed-benefit life insurance, a Policyowner also has the flexibility, subject to certain restrictions (see Premiums - Premium Limitations, p. 22), to vary the frequency and amount of premium payments and to decrease the Specified Amount. Thus, unlike conventional fixed-benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium schedule. Moreover, the failure to pay a scheduled premium ("Planned Periodic Premium") will not itself cause the Policy to lapse, although additional premium payments may be necessary to prevent lapse if Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement - Lapse, p. 25.)



 2. WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL FIXED-BENEFIT POLICY UPON THE DEATH OF AN INSURED?



     Under a conventional fixed-benefit life insurance Policy, only one person is insured. Upon the insured's death, the Policy terminates and the death benefit is paid to the beneficiary. Under a joint survivorship Policy, two people are insured. When one of the two insureds dies with the other insured still living, no death benefit is paid, and the Policy continues without any change in the Policy provisions, charges or cash value accumulation.
The Owner(s) may continue to pay premiums, as necessary or desired, and exercise all rights as Owner(s) under the Policy.


 3. WHAT DEATH BENEFIT OPTIONS ARE AVAILABLE UNDER THE POLICY?



     The Policy provides the payment of benefits upon the death of the Surviving Insured. The Policy contains two death benefit options. Under Death Benefit Option A, the death benefit is the greater of the Specified Amount of the Policy or a specified percentage times the Cash Value of the Policy on the date of death of the Surviving Insured. Under Death Benefit Option B, the death benefit is the greater of the Specified Amount of the Policy plus the Cash Value of the Policy on the date of death of the Surviving Insured or a specified percentage times the Cash Value of the Policy on the date of death of the Surviving Insured. As long as the Policy remains In Force, the minimum death benefit payable under either option will be the current Specified Amount. The amount of death benefit will be reduced by any outstanding indebtedness and any due and unpaid charges, and increased by any additional insurance benefits added by rider and any unearned loan interest. Under Western Reserve's current rules, the minimum Specified Amount for a Policy at issue is generally $100,000. The minimum Specified Amount will be set forth in the Policyowner's Policy. (See Policy Benefits - Death Benefit, p. 14.)

     Optional insurance benefits offered under the Policy include a Joint
          Insured Term Rider; an Individual Insured Rider; and a Wealth Protector Rider. (See Optional Cash Value Charges - Optional Insurance Benefits, p. 29.) The cost of these optional insurance benefits will be deducted from Cash Value as part of the monthly deduction. (See Charges and Deductions - Cash Value Charges, p. 28.)

     A Terminal Illness Accelerated Death Benefit Rider is automatically included with every Policy at no additional charge (this Rider may not be available in all states). This rider makes a "Single Sum Benefit" available prior to an Insured's death if the Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced the Insured's life expectancy as defined in the rider. (See Policy Benefits - Terminal Illness Accelerated Death Benefit Rider, p. 17.)

     Benefits under the Policy may be paid in a lump sum or under one of the settlement options set forth in the Policy. (See Payment of Policy Benefits - Settlement Options, p. 34.)

 4. HOW MAY THE AMOUNT OF THE DEATH BENEFIT AND CASH VALUE VARY?



     Under either death benefit option, as long as the Policy remains In Force, the death benefit will not be less than the current Specified Amount of the Policy. The amount of death benefit will be reduced by any outstanding policy loan, plus any unearned loan interest, and any due and unpaid charges. The death benefit may, however, exceed the Specified Amount under certain circumstances. The amount by which the death benefit exceeds the Specified Amount depends upon the option chosen and the Cash Value of the Policy. (See Policy Benefits - Death Benefit, p. 14.)



     The Policy's Cash Value in the Series Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Sub-Accounts of the Series Account, any partial surrenders, and any charges imposed in connection with the Policy. The entire investment risk for amounts allocated to the Sub-Accounts of the Series Account is borne by the Policyowner; Western Reserve does not guarantee a minimum Cash Value. (See Policy Benefits - Cash Value, p. 17.)


 5. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?



     The Policyowner has the flexibility to adjust the death benefit payable by changing the Death Benefit Option type, by decreasing the Specified Amount of the Policy or by adding riders to increase the total death benefit payable. No such change or decrease may be requested during the first three Policy years. The Policyowner may either change the death benefit option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year. (See Death Benefit - Change in Death Benefit Option, p. 15.)



 6. WHAT FLEXIBILITY DOES A POLICYOWNER HAVE IN CONNECTION WITH PREMIUM
        PAYMENTS?



     A Policyowner has considerable flexibility concerning the amount and frequency of premium payments. An Initial Premium at least equal to a minimum monthly first year premium as set forth in the Policy must be paid before insurance coverage is In Force. (See Policy Benefits - When Insurance Coverage Takes Effect, p. 16.) Thereafter, a Policyowner may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Payment and Allocation of Premiums - Premiums, p. 22.) Each Policyowner will also determine a Planned Periodic Premium schedule. The schedule will provide Planned Periodic Premium payments of a level amount at a fixed interval over a specified period of time. The amount and frequency of planned premium payments will be set forth in the Policy. The amount and frequency of Planned Periodic Premium payments may be changed upon written request. (See Premiums - Planned Periodic Premiums, p. 22.)



 7. HOW LONG WILL THE POLICY REMAIN IN FORCE?



     The Policy will Lapse only when Net Surrender Value is insufficient to pay the monthly deduction (see Charges and Deductions - Cash Value Charges, p. 28), providing excess indebtedness does not exceed the Policy's Cash Value, and a grace period expires without a sufficient payment by the Policyowner. (See Loan Privileges - Indebtedness, p. 32.) However, until the No Lapse Date as provided in the Policy, the Policy will remain In Force and no grace period will begin provided the total premiums received (minus any withdrawals and minus any outstanding loans) equal or exceed the minimum monthly guarantee premium shown in the Policy times the number of months since the Policy Date, including the current month. The Policy, therefore, differs in two important respects from a conventional life insurance policy. First, the failure to pay a Planned Periodic Premium will not automatically cause the Policy to Lapse. Second, after the No Lapse Date, the Policy can Lapse even if Planned Periodic Premiums or premiums in other amounts have been paid, if Net Surrender Value is insufficient to pay the monthly deduction, and a grace period expires without a sufficient payment. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly deduction. If either Insured is alive and the Policy is In Force on the Maturity Date, which is the younger Insured's 100th birthday, the Policy will then terminate and no longer be In Force. Upon request, Western Reserve will extend the Maturity Date as long as there appears to be no unfavorable tax consequences. The Net Surrender Value as of the Maturity Date will be paid to the Policyowner. (See Policy Rights - Benefits at Maturity, p. 33.)



 8. HOW ARE NET PREMIUMS ALLOCATED?



     The portion of the premium available for allocation ("Net Premium") equals the premium paid less the Premium Expense Charge. (See Charges and Deductions - Premium Expense Charge, p. 27.) The Policyowner initially determines the allocation of the Net Premium among the Sub-Accounts of the Series Account, each of which invests in shares of a designated Portfolio of the Fund, or to the Fixed Account, or a combination. Each

       Portfolio has a different investment objective. (See Investments of the Series Account - WRL Series Fund, Inc., p. 18.) The allocation of future Net Premiums may be changed without charge at any time by providing Western Reserve with written notification from the Policyowner, or by calling Western Reserve's toll-free number, 1-800-851-9777.


 9. IS THERE A "FREE-LOOK" PERIOD?



     Yes, the Policy provides a Free-Look period. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Western Reserve mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing the application, whichever is latest. Certain states require a Free-Look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In most states, Western Reserve will refund the value of the amounts allocated to the Accounts plus any charges previously deducted. In certain states, the refund will be the total of all premiums paid. (See Policy Rights - Examination of Policy Privilege, p. 33.)



10. MAY THE POLICY BE SURRENDERED?



     Yes, the Policyowner may totally surrender the Policy at any time and receive the Net Surrender Value of the Policy. Subject to certain limitations, the Policyowner may also make cash withdrawals from the Policy at any time after the first Policy year and prior to the Maturity Date. (See Policy Rights - Surrender Privileges, p. 32.) If Death Benefit Option A is in effect, cash withdrawals will reduce the Policy's Specified Amount by the amount of the cash withdrawal.



11. WHAT IS THE LOAN PRIVILEGE?



     After the first Policy Anniversary, a Policyowner may obtain a Policy loan in any amount which is not greater than 90% of the Cash Value, less any surrender charge and any already outstanding loan. Western Reserve reserves the right to permit a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy, under Section 1035(a) of the Internal Revenue Code of 1986, as amended. It should be noted, however, that a loan taken from, or secured by, a Policy may be treated as a taxable distribution, and also may be subject to a Federal income tax penalty. (See Federal Tax Matters, p. 37.)


     The interest rate on a loan is 5.2% payable annually in advance. The requested loan amount, plus interest in advance, will be transferred from the Accounts to the Loan Reserve and credited at the end of each Policy year with guaranteed interest at a rate of 4% per year. Western Reserve may from time to time, and in its sole discretion, credit the Loan Reserve with additional interest at a rate higher than 4% per year. The Loan Reserve is currently being credited with a rate higher than 4% per year. The minimum loan amount is generally $500. (See Policy Rights - Loan Privileges, p. 31.) Upon repayment of a loan, amounts in the Loan Reserve in excess of the outstanding value of the loan are currently transferred to the Accounts in the same manner as Net Premium allocations; however, Western Reserve may in the future require these amounts to be transferred to the Fixed Account. (See The Fixed Account, p. 36.)



     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if anticipated earnings, taking into account any outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 38.)


12. WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE POLICY?



     Certain charges are deducted from each premium. A Premium Expense Charge equal to 6.0% of the premiums paid through the end of the tenth Policy year is deducted to compensate Western Reserve for distribution expenses incurred in connection with the Policy and for state premium tax. After the tenth Policy year, the Premium Expense Charge reduces to 2.5%. (See Charges and Deductions - Premium Expense Charge, p. 27.)


     A "surrender charge" (part of which is a contingent deferred sales charge) is deducted if the Policy is surrendered during the first 15 Policy years. The surrender charge consists of a deferred issue charge of $5.00 per $1,000 of Specified Amount; the surrender charge also consists of a deferred sales charge equal to 26.5% of one Guideline Premium and not more than 4.2% of premiums above that amount. A declining percentage of the surrender charge is assessed after the tenth year. (See Charges and Deductions - Contingent Surrender Charges, p. 27.)



     A cost of insurance charge and a $5.00 monthly administration charge are deducted monthly from the Cash Value of each Policy to compensate Western Reserve for the cost of insurance and the cost of administering the Policy. Cost of insurance charges will vary with the Policy's Specified Amount, the death benefit option chosen and the investment experiences of the Portfolios in which the Policy is invested. (See Charges and Deductions - Cash Value Charges, p. 28.) A Death Benefit Guarantee Charge is deducted up until the No Lapse Date selected by the Policyowner on the application. The amount of this charge is set forth on the Policy Schedule Page and will be $0.04 per $1,000 of Specified Amount for all classes of Policies. On and after the No Lapse Date selected, this charge will be zero. (See Charges and Deductions - Cash Value Charges, p. 28.)


     Optional Cash Value charges are deducted from the Policy as a result of Policyowner changes or elections made to the Policy. Optional Cash Value charges include charges for: optional insurance benefits, certain Cash Value transfers and cash withdrawals. (See Charges and Deductions - Optional Cash Value Charges, p. 29.)



     Western Reserve charges the Sub-Accounts of the Series Account for the mortality and expense risks Western Reserve assumes. The charge is made daily at an effective annual rate of 0.90% of the average daily net assets of each Sub-Account of the Series Account. (See Charges and Deductions - Charges Against the Series Account, p. 30.)


     Each Sub-Account invests in a corresponding Portfolio of the Fund. Each
          Portfolio pays investment management fees based on a percentage of the Portfolio's average daily net assets. The annual management fees and other Fund expenses for the Portfolios are provided on p. 6, under the heading Fund Annual Expenses. Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund.


     Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1998. Prior to ISI seeking reimbursement, Policyowners will be notified in advance. In addition, the Portfolios incur certain operating expenses. (See Investments of the Series Account - WRL Series Fund, Inc., p. 18.)


     No charges are currently made from the Series Account for Federal or state income taxes. Should Western Reserve determine that such taxes may be imposed by Federal or state agencies, Western Reserve may make deductions from the Series Account to pay these taxes. (See Federal Tax Matters, p. 37.)



13. ARE TRANSFERS PERMITTED AMONG THE ACCOUNTS?



     Yes. Twelve Cash Value transfers are permitted among the Sub-Accounts of the Series Account or from the Sub-Accounts to the Fixed Account without charge in a Policy year. Western Reserve will impose a $10 charge for each subsequent transfer. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value, p. 23.) Transfers may also be made from the Fixed Account to the Sub-Accounts subject to certain restrictions. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 36.)



14. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF PURCHASING A POLICY?



     Under current Federal tax law, life insurance policies receive tax-favored treatment. The death benefit is generally excludable from the beneficiary's gross income for Federal income tax purposes, according to Section 101(a)(1) of the Internal Revenue Code. Owners of a life insurance policy are not taxed on any increase in the cash value while the policy remains In Force.


     If a second-to-die life insurance policy is a modified endowment contract under Federal tax law, certain distributions made during either insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the policy are includable in gross income on an income-first basis. A 10% Federal income tax penalty may also be imposed on distributions made before the policyowner attains age 591/2. Life insurance policies that are not modified endowment contracts under Federal tax law receive preferential tax treatment with respect to certain distributions.


     For a discussion of tax issues associated with this Policy, see "Federal
          Tax Matters" on p. 37.

FUND ANNUAL EXPENSES* (AS A % OF FUND AVERAGE NET ASSETS)




                                                Aggressive    Emerging
                                                  Growth       Growth      Growth      Global
                                                 Portfolio   Portfolio   Portfolio   Portfolio
                                               ------------ ----------- ----------- -----------
Management Fees ..............................    0.80%       0.80%       0.80%       0.80%
Other Expenses (after reimbursement) .........    0.16%       0.13%       0.07%       0.20%
Total Fund Annual Expenses ...................    0.96%       0.93%       0.87%       1.00%



                                                                            C.A.S.E.
                                                 Balanced   Value Equity     Growth        Bond
                                                Portfolio     Portfolio    Portfolio   Portfolio***
                                               ----------- -------------- ----------- -------------
Management Fees ..............................   0.80%         0.80%        0.80%         0.45%
Other Expenses (after reimbursement) .........   0.14%         0.09%        0.20%         0.14%
Total Fund Annual Expenses ...................   0.94%         0.89%        1.00%         0.59%




                                                  Strategic     Growth &     Money
                                                Total Return     Income      Market
                                                  Portfolio    Portfolio   Portfolio
                                               -------------- ----------- -----------
Management Fees ..............................     0.80%        0.75%       0.40%
Other Expenses (after reimbursement) .........     0.08%        0.21%       0.08%
Total Fund Annual Expenses ...................     0.88%        0.96%       0.48%



                                                 Tactical                                     Third
                                                   Asset     International                   Avenue
                                                Allocation       Equity      U.S. Equity      Value
                                                 Portfolio     Portfolio      Portfolio    Portfolio**
                                               ------------ --------------- ------------- ------------
Management Fees ..............................    0.80%         1.00%          0.80%         0.80%
Other Expenses (after reimbursement) .........    0.07%         0.50%          0.50%         0.20%
Total Fund Annual Expenses ...................    0.87%         1.50%          1.30%         1.00%



  * Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund. Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1998. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.
 ** Because the Third Avenue Value Portfolio commenced operations on January 2,
   1998, the percentages set forth as "Other Expenses" and "Total Fund Annual Expenses" reflect estimates of "Other Expenses" for the first year of operations.
*** Effective January 1, 1998, the management fees for the Bond Portfolio were reduced from 0.50% to 0.45% of the Portfolio's average daily net assets.
    On December 16, 1997, Western Reserve received an Order from the
    Securities and Exchange Commission ("Commission") approving the substitution of shares of the Bond Portfolio for shares of the Short-to-Intermediate Government Portfolio. On or about December 16, 1997, the substitution was effected in accordance with the Commission's Order.
    As a result of the substitution, investments in the former Short-to-Intermediate Government Portfolio were automatically transferred to the Bond Sub-Account and the Short-to-Intermediate Government Sub-Account was liquidated.


     The purpose of the preceding Table is to assist the Policyowner in understanding the various costs and expenses that a Policyowner will bear directly and indirectly. The Table reflects charges and expenses of the Portfolios of the Fund for the fiscal year ended December 31, 1997, except that the "Other Expenses" and "Total Fund Annual Expenses" for the Third Avenue Value Portfolio are estimates. Expenses of the Fund may be higher or lower in the future. Certain states and other governmental entities may impose a premium tax, which the Table does not include. For more information on the charges described in this Table, see "Charges And Deductions" on page 27 and the Fund Prospectus which accompanies this Prospectus.


     WRL Investment Management, Inc. ("WRL Management") has undertaken, until at least April 30, 1999, to pay Fund expenses on behalf of the Portfolios to the extent normal operating expenses of a Portfolio exceed a stated percentage of each Portfolio's average daily net assets. The expense limitation for the Aggressive Growth, Emerging Growth, Growth, Global, Balanced, Strategic Total Return, Growth & Income, Tactical Asset Allocation, Value Equity, Third Avenue Value, and C.A.S.E. Growth Portfolios is 1.00% of the average daily net assets; 0.70% of the average daily net assets for the Bond and Money Market Portfolios; 1.50% of the average net daily assets of the International Equity Portfolio; and 1.30% of the average daily net assets of the U.S. Equity Portfolio. In 1997, WRL Management, the Fund's Investment Adviser, reimbursed the C.A.S.E. Growth Portfolio in the amount of $50,000, the International Equity Portfolio in the amount of $179,000 and the U.S. Equity Portfolio in the amount of $29,000. Without such reimbursement, the total annual Fund expenses during 1997 for the C.A.S.E. Growth Portfolio, International Equity Portfolio and U.S. Equity Portfolio would have been 1.13%, 3.12% and 1.49%, respectively. See the Fund's Prospectus for a description of the expense limitation applicable to each Portfolio.


                       INVESTMENT EXPERIENCE INFORMATION

      The information provided in this section shows the historical investment experience of the Fund and hypothetical illustrations of the Policy based on the historical investment experience of the Fund. It does not represent or project future investment performance.

      The Policies became available for sale in January of 1994. The Series Account and the Fund commenced operations on October 2, 1986. The rates of return shown below depict the historic investment experience of each Portfolio of the Fund for the periods shown and assumes that the rate of return for each Portfolio in each calendar year was uniformly earned throughout the year. The actual performance of the Portfolios, however, has and will vary throughout the year, and will result in variable monthly deductions from Cash Value that could affect performance. The illustrations of death benefits, Cash Values and Net Surrender Values shown below depict these Policy features for a hypothetical Policy as if it had been purchased on January 1, 1987 for Insureds in the age and risk classes indicated, based on the historical investment experience of the Portfolio indicated since January 1 of the year following a Portfolio's inception. The actual rate of return for each Portfolio in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios, however, has and will vary throughout the year.


RATES OF RETURN


      The rates of return shown below are based on the investment performance, as described above, after the deduction of investment management fees and direct Fund expenses, of the Portfolios of the Fund. The rates are average annual compounded rates of return for the periods ended on December 31, 1997. (See Investments of the Series Account - WRL Series Fund, Inc., p. 18.)

      These rates of return do not reflect the annual charge against the assets of the Series Account of 0.90% for mortality and expense risks. These rates of return also do not reflect the charges deducted from premiums, monthly deductions from Cash Value, or surrender charges. (See Charges and Deductions - Premium Expense Charge, p. 27 Contingent Surrender Charges, p. 27 and Cash Value Charges, p. 28.) Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies. (See, however, Death Benefit, Cash Value and Net Surrender Value Illustrations, below.) Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

      Also shown are comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance. As an unmanaged index, the Standard & Poor's Index of 500 Common Stocks ("S&P 500") does not reflect any deductions for the expense of operating and managing an investment portfolio.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1997




                                            10          5          3         1
Fund Portfolio             Inception*      Years      Years      Years      Year
-----------------------   ------------   --------   --------   --------   -------
 Growth                   17.65%         18.66%     14.23%     26,83%     17.54%
 Global                   20.41%            N/A     20.38%     23.13%     18.75%
 Bond                      7.77%          8.98%      7.24%     10.37%      9.16%
 Money Market              5.00%          5.06%      4.31%      5.22%      5.24%
 Emerging Growth          20.33%            N/A        N/A     28.45%     21.45%
 Strategic Total
   Return                 15.07%            N/A        N/A     20.43%     21.85%
 Aggressive Growth        17.72%            N/A        N/A     23.73%     24.25%
 Balanced                 10.44%            N/A        N/A     15.81%     17.10%
 Growth & Income          14.17%            N/A        N/A     20.35%     24.65%
 Tactical Asset
   Allocation             17.04%            N/A        N/A     17.01%     16.59%
 C.A.S.E. Growth          20.09%            N/A        N/A        N/A     15.03%
 International Equity      7.50%            N/A        N/A        N/A      7.50%
 U.S. Equity              27.01%            N/A        N/A        N/A     27.01%
 Value Equity             23.14%            N/A        N/A        N/A     25.04%
 S&P 500                  16.95%         18.06%     20.27%     31.15%     33.36%



* The Growth, Bond and Money Market Portfolios of the Fund commenced operations on October 2, 1986. The Global Portfolio commenced operations on December
   3, 1992. The Emerging Growth and Strategic Total Return Portfolios commenced operations on March 1, 1993. The Aggressive Growth, Balanced and Growth & Income Portfolios commenced operations on March 1, 1994. The Tactical Asset Allocation Portfolio commenced operations on January 3,
   1995. The C.A.S.E. Growth Portfolio commenced operations on May 1, 1995.
   The Value Equity Portfolio commenced operations on May 1, 1996. The International Equity and U.S. Equity Portfolios commenced operations on January 2, 1997. The S&P 500 returns are based on an inception date of October 2, 1986.


Because the Third Avenue Value Portfolio had not yet commenced operations as of December 31, 1997, the above chart does not reflect rates of return for this Portfolio.



      Additional information regarding the investment performance of the Portfolios of the Fund appears in the attached Prospectus for the Portfolios of the Fund.


DEATH BENEFIT, CASH VALUE AND NET SURRENDER VALUE
ILLUSTRATIONS



      In order to demonstrate how the historic investment experience of the Portfolios could have affected the Option A death benefits, the Policy Cash Value and Net Surrender Value, the following hypothetical illustrations are based on the historic investment experience of each Portfolio. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy available for purchase today had been in existence during the period of time illustrated. The historic rate of return in each calendar year was assumed to be uniformly earned throughout that year. The actual performance of the Portfolios, however, has and will vary throughout the year, and will result in variable monthly deductions from Cash Values that could affect performance. These illustrations do not represent what may happen in the future.


      For each Portfolio, the illustrations show Option A based on the payment of annual premiums of $4,000 at the beginning of each Policy year, and a Specified Amount of $250,000 for a male age 55 and a female age 55. The illustrations also assume that the Joint Insureds are placed in Western Reserve's Select underwriting rate class. (See Cash Value Charges - Cost of Insurance, p. 28.) The illustrations also assume that the Policy's entire Cash Value is allocated to the Sub-Account corresponding to the Portfolio shown. The illustrated values would be different if the Policyowner had chosen Option B death benefits.


      The amounts shown for death benefits, Cash Values and Net Surrender Values take into account all charges and deductions from the Policy, the Series Account and the Fund (see Charges and Deductions - Premium Expense Charge, p. 27, Charges Against the Series Account, p. 29, and Investments of the Series Account - WRL Series Fund, Inc., p. 18).



      For each Portfolio of the Fund, one illustration is based on the guaranteed cost of insurance rates, while the other illustration is based on the current cost of insurance rates. These examples of Policy performance are for the specific ages, sexes, rate class, premium payment pattern and Policy set forth above. The amount and timing of premium payments would affect individual Policy benefits as would any withdrawals or loans.

      This Prospectus also contains illustrations based on hypothetical rates of return. See Appendix A, pp. 44-46.

     The following example shows how the hypothetical net return of the Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that the Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                               GROWTH PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value             Net Surrender Value
                                     -------------------------   ------------------------
Policy Anniversary on January 1 of
------------------------------------   Current     Guaranteed      Current     Guaranteed
1988 ...............................  $  3,969      $  3,969      $  1,659     $  1,659
1989* ..............................     8,691         8,691         6,041        6,041
1990* ..............................    18,142        18,142        15,324       15,324
1991* ..............................    20,978        20,978        17,992       17,992
1992* ..............................    39,021        39,021        35,867       35,867
1993* ..............................    43,011        43,007        39,688       39,684
1994* ..............................    47,465        47,447        43,975       43,957
1995* ..............................    46,064        46,024        42,406       42,366
1996* ..............................    72,599        72,494        68,773       68,667
1997* ..............................    88,116        87,936        84,122       83,942
1998* ..............................   108,275       107,963       104,945      104,633


* For the years shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Bond Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                                BOND PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1988 ...............................  $ 3,384       $ 3,384      $ 1,074      $ 1,074
1989* ..............................    7,344         7,344        4,694        4,694
1990* ..............................   12,458        12,458        9,640        9,640
1991* ..............................   16,903        16,903       13,917       13,917
1992* ..............................   23,617        23,617       20,462       20,462
1993* ..............................   28,960        28,956       25,638       25,634
1994* ..............................   35,880        35,859       32,390       32,369
1995* ..............................   36,274        36,230       32,616       32,572
1996* ..............................   48,262        48,162       44,435       44,336
1997* ..............................   50,684        50,525       46,690       46,531
1998* ..............................   59,113        58,817       55,783       55,487


* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the Money Market Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                            MONEY MARKET PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1988 ...............................  $ 3,759       $ 3,759      $ 1,449      $ 1,449
1989* ..............................    7,693         7,693        5,043        5,043
1990* ..............................   12,012        12,012        9,194        9,194
1991* ..............................   16,491        16,491       13,505       13,505
1992* ..............................   20,787        20,787       17,633       17,633
1993* ..............................   24,714        24,710       21,392       21,387
1994* ..............................   28,472        28,452       24,982       24,962
1995* ..............................   32,576        32,529       28,918       28,871
1996* ..............................   37,389        37,296       33,563       33,470
1997* ..............................   42,186        42,023       38,192       38,029
1998* ..............................   47,481        47,186       44,151       43,856


* For the years shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Global Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1993. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                               GLOBAL PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1994 ...............................  $ 4,799       $ 4,799      $ 2,489      $ 2,489
1995* ..............................    8,311         8,311        5,661        5,661
1996* ..............................   14,493        14,493       11,675       11,675
1997* ..............................   22,424        22,424       19,438       19,438
1998* ..............................   30,923        30,923       27,769       27,769


* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the Emerging Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994, if the Emerging Growth Portfolio had been offered by the Policy as of January 1, 1994. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                           EMERGING GROWTH PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
              ($250,000 Specified Amount, Non-Smoker Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1995 ...............................  $ 3,283       $ 3,283      $   973      $   973
1996* ..............................   10,067        10,067        7,417        7,417
1997* ..............................   15,835        15,835       13,017       13,017
1998* ..............................   23,445        23,445       20,459       20,459


* For the years shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Strategic Total Return Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1994, if the Strategic Total Return Portfolio had been offered by the Policy as of January 1, 1994. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                       STRATEGIC TOTAL RETURN PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
              ($250,000 Specified Amount, Non-Smoker Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1995 ...............................  $ 3,536       $ 3,536      $ 1,226      $ 1,226
1996* ..............................    8,818         8,818        6,168        6,168
1997* ..............................   13,897        13,897       11,078       11,078
1998* ..............................   21,191        21,191       18,205       18,205


* For the years shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Aggressive Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                          AGGRESSIVE GROWTH PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
              ($250,000 Specified Amount, Non-Smoker Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1996 ...............................  $ 5,003       $ 5,003      $ 2,693      $ 2,693
1997* ..............................    9,268         9,268        6,618        6,618
1998* ..............................   15,890        15,890       13,071       13,071



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the Balanced Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                              BALANCED PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
              ($250,000 Specified Amount, Non-Smoker Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1996 ...............................  $ 4,274       $ 4,274      $ 1,964      $ 1,964
1997* ..............................    8,500         8,500        5,850        5,850
1998* ..............................   14,164        14,164       11,346       11,346


* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Growth & Income Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           GROWTH & INCOME PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
              ($250,000 Specified Amount, Non-Smoker Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1996 ...............................  $ 4,488       $ 4,488      $ 2,178      $ 2,178
1997* ..............................    8,745         8,745        6,095        6,095
1998* ..............................   15,261        15,261       12,443       12,443


* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Tactical Asset Allocation Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1995. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                      TACTICAL ASSET ALLOCATION PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
              ($250,000 Specified Amount, Non-Smoker Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1996 ...............................  $ 4,309       $ 4,309      $ 1,999      $ 1,999
1997* ..............................    8,815         8,815        6,165        6,165
1998* ..............................   14,305        14,305       11,487       11,487



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the C.A.S.E. Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1996. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                           C.A.S.E. GROWTH PORTFOLIO

        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium

              ($250,000 Specified Amount, Non-Smoker Select Risk)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1997 ...............................  $4,126        $4,126       $1,816        $1,816
1998* ..............................   8,885         8,885        6,235         6,235



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     The following example shows how the hypothetical net return of the Value Equity Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1997. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                            VALUE EQUITY PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1998 ...............................  $4,456        $4,456       $2,146        $2,146



     The following example shows how the hypothetical net return of the U.S. Equity Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1997. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.

                             U.S. EQUITY PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1998 ...............................  $4,528        $4,528       $2,218        $2,218



     The following example shows how the hypothetical net return of the International Equity Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1997. This example assumes that Net Premiums and related Cash Values were in the Sub-Account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                        INTERNATIONAL EQUITY PORTFOLIO
        Male, Issue Age 55, Female, Issue Age 55, $4,000 Annual Premium
                   ($250,000 Specified Amount, Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates




                                            Cash Value            Net Surrender Value
                                     ------------------------   -----------------------
Policy Anniversary on January 1 of
------------------------------------  Current     Guaranteed     Current     Guaranteed
1998 ...............................  $3,828        $3,828       $1,518        $1,518

     Because the Third Avenue Value Portfolio had not commenced operations as of December 31, 1997, there are no hypothetical illustrations for this Portfolio.

OTHER PERFORMANCE DATA



      Western Reserve may compare the performance of each Sub-Account in advertising and sales literature to the performance of other variable life issuers in general, or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds, with investment objectives similar to each of the Sub-Accounts whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE. Lipper and Morningstar are widely used independent research services which monitor and rank the performance of variable life insurance policies in each of the major categories of investment objectives on an industry-wide basis.


      Lipper's and Morningstar's rankings include variable annuity contracts as well as variable life insurance policies. The performance analyses prepared by Lipper and Morningstar rank such policies and contracts on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.


      Western Reserve may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance, or other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.



      Western Reserve is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.



      In addition, Western Reserve may, as appropriate, compare each Sub-Account's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account performance may be compared with Donoghue Money Market Institutional Average (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).


                    WESTERN RESERVE AND THE SERIES ACCOUNT


WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



      Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia. The Office of Western Reserve is located in Largo, Florida; however, the mailing address is P.O. Box 5068, Clearwater, FL 33758-5068. Western Reserve is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.



      PUBLISHED RATINGS OF WESTERN RESERVE.   Western Reserve may from time to
time publish in advertisements, sales literature and reports to Policyowners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (I.E., debt/

commercial paper). These ratings do not apply to the Series Fund, its Sub-Accounts, the Fund, its Portfolios or to their performance.

THE SERIES ACCOUNT


      WRL Series Life Account ("Series Account") was established by Western Reserve as a separate account on July 16, 1985. The Series Account meets the definition of a "separate account" under the Federal securities laws. The Series Account will receive and invest the Net Premiums paid under this Policy and other flexible premium variable life insurance policies issued by Western Reserve.


      Although the assets of the Series Account are the property of Western Reserve, the Code of Ohio, under which the Series Account was established, provides that the assets in the Series Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Western Reserve may conduct. The assets of the Series Account shall, however, be available to cover the liabilities of the General Account of Western Reserve to the extent that the Series Account's assets exceed its liabilities arising under the Policies supported by it.



The Series Account is currently divided into fifteen Sub-Accounts. Each Sub-Account invests exclusively in shares of a single Portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-Account of the Series Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account of the Series Account or arising out of any other business Western Reserve may conduct.



                                POLICY BENEFITS


DEATH BENEFIT



      Policyowners designate in the initial application one of two death benefit options offered under the Policy: Death Benefit Option A ("Option A") or Death Benefit Option B ("Option B"). As long as the Policy remains In Force, (see Policy Lapse and Reinstatement - Lapse, p. 25), Western Reserve will, upon receiving due proof of the Surviving Insured's death, pay the death benefit proceeds of a Policy to the named Beneficiary in accordance with the designated death benefit option. The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Surviving Insured dies. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the Policy. (See Payment of Policy Benefits
- Settlement Options, p. 34.) Western Reserve guarantees that as long as the Policy remains In Force (see Policy Lapse and Reinstatement - Lapse, p. 25), the death benefit proceeds under either option will never be less than the Specified Amount of the Policy, but the proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance In Force provided by rider and any unearned loan interest.



      OPTION A.   The death benefit is the greater of (i) the Specified Amount of the Policy or (ii) a specified percentage (the "limitation percentage") times the Cash Value of the Policy on the date of death of the Surviving Insured. The limitation percentage is a percentage based on the Attained Age of the younger Joint Insured and is 250% for a younger Joint Insured age 40 or below on the Policy Anniversary prior to the date of death. For a younger Joint Insured with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the following Limitation Percentage Table. Accordingly, under Option A the death benefit will remain level unless the limitation percentage times the Cash Value exceeds the Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies.


      ILLUSTRATION OF OPTION A.   For purposes of this illustration, assume
that the younger Joint Insured's Attained Age is under 40 and that there is no outstanding indebtedness. Under Option A, a Policy with a $250,000 Specified Amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Cash Value, any time the Cash Value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 Specified Amount. Each additional dollar added to Cash Value above $100,000 will increase the death benefit by $2.50.


      Similarly, so long as Cash Value exceeds $100,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If at any time, however, the Cash Value multiplied by the limitation percentage is less than the Specified Amount, the death benefit will equal the Specified Amount of the Policy.


                          LIMITATION PERCENTAGE TABLE


     ATTAINED AGE
      OF YOUNGER                            PER YEAR
     JOINT INSURED                LESS      OVER AGE
----------------------            ------   ---------
40 and under .........   250%
41 - 45 ..............   250%      7%         40
46 - 50 ..............   215%      6%         45
51 - 55 ..............   185%      7%         50
56 - 60 ..............   150%      4%         55
61 - 65 ..............   130%      2%         60
66 - 70 ..............   120%      1%         65
71 - 75 ..............   115%      2%         70
76 - 90 ..............   105%      0%         75
91 - 95 ..............   105%      1%         90
96 and older .........   100%      0%         95

      OPTION B.   The death benefit is equal to (i) the greater of the
Specified Amount plus the Cash Value of the Policy on the date of death of the Surviving Insured or (ii) the limitation percentage times the Cash Value of the Policy on or prior to the date of death of the Surviving Insured. The applicable percentage is 250% for the younger Joint Insured age 40 or below on the Policy Anniversary prior to the date of death of the Surviving Insured. For the younger Joint Insured with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the Limitation Percentage Table above. Accordingly, under Option B the amount of the death benefit will always vary as the Cash Value varies.


      ILLUSTRATION OF OPTION B.   For purposes of this illustration, assume
that the younger Joint Insured is under the age of 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a Specified Amount of $250,000 will generally pay a death benefit of $250,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of Cash Value. As a result, if the Cash Value of the Policy exceeds $166,666, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $166,666 will increase the death benefit by $2.50.


      Similarly, any time Cash Value exceeds $166,666, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If at any time, however, Cash Value multiplied by the limitation percentage is less than the Specified Amount plus the Cash Value, then the death benefit will be the Specified Amount plus the Cash Value of the Policy.



      CHOOSING DEATH BENEFIT OPTION A OR OPTION B. Assuming the death benefit is not determined by reference to the limitation percentage, Option A will provide a Specified Amount of death benefit which does not vary with changes in Cash Value. Thus, under Option A, as Cash Value increases, Western Reserve's net amount at risk and therefore the pure insurance protection under the Policy will decline. In contrast, Option B involves a constant net amount at risk, assuming that the death benefit is not determined by reference to the limitation percentage. Assuming positive investment experience, the deduction for cost of insurance under a Policy with an Option A death benefit will be less than under a corresponding Policy with an Option B death benefit. Because of this, if investment performance is positive, Cash Value under Option A will increase faster than under Option B but the total death benefit under Option B will generally be greater. Thus, Option A could be considered more suitable for Policyowners whose goal is increasing Cash Value based upon positive investment experience while Option B could be considered more suitable for Policyowners whose goal is increasing total death benefit.

      CHANGE IN DEATH BENEFIT OPTION.   Generally, the death benefit option in
effect may be changed by the Policyowner once each Policy year after the third Policy year, provided that no decrease in Specified Amount is made that year. A change in death benefit option may be made by sending Western Reserve a written request for a change. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters, p. 37.) The Policyowner may either change the death benefit option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year.


      Under Western Reserve's current rules, no change may be made if it would result in a Specified Amount less than the minimum Specified Amount set forth in the Policy. The effective date of any change will be the Monthly Anniversary on or following receipt of the request. No charges will be imposed for making a change in death benefit option.

      If the death benefit option is changed from Option B to Option A, the Specified Amount will be increased by an amount equal to the Policy's Cash Value on the effective date of change. If the death benefit option is changed from Option A to Option B, the Specified Amount will be decreased by an amount equal to the Cash Value on the effective date of the change.

      CORRIDOR PERCENTAGE.   If pursuant to requirements of the Internal
Revenue Code of 1986, as amended, the death benefit under a Policy is determined by reference to the limitation percentages discussed above, the Policy is described as "in the corridor," and an increase in the Cash Value of the Policy will increase the net amount at risk assumed by Western Reserve and consequently increase the cost of insurance deducted from the Cash Value of the Policy. (See Cash Value Charges - Cost of Insurance, p. 28.)

      INSURANCE PROTECTION.   A Policyowner may increase or decrease the pure
insurance protection provided by a Policy (I.E., the difference between the death benefit and the Cash Value) in one of several ways as insurance needs change. These ways include decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a cash withdrawal from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:


      (a) A decrease in the Specified Amount will, subject to the limitation percentage (see Policy Benefits - Death Benefit, p. 14), in general decrease the insurance protection and the charges under the Policy without reducing the Cash Value.


      (b) If Option A is elected, an increased level of premium payments will reduce the pure insurance protection, until the limitation percentage times the Cash Value exceeds the Specified Amount. Increased premiums should increase the amount of Net Surrender Value available to keep the Policy In Force.



      (c) A cash withdrawal will reduce the death benefit. (See Surrender Privileges - Cash Withdrawals, p. 32.) It has no effect on the amount of pure insurance protection and charges under the Policy, unless the death benefit payable is governed by the limitation percentages. It results in a reduced amount of Net Surrender Value available to pay the monthly deduction, thereby increasing the possibility that the Policy will lapse.


      (d) A reduced level of premium payments generally increases the amount of pure insurance protection if Option A is elected, or maintains the same amount of pure insurance protection if Option B is elected, again depending on the limitation percentage. It results in a reduced amount of Cash Value and increases the possibility that the Policy will lapse.


      HOW DEATH BENEFITS MAY VARY IN AMOUNT.   As long as the Policy remains In
Force, Western Reserve guarantees that the death benefit will never be less than the Specified Amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The death benefit may, however, vary with the Policy's Cash Value. Under Option A, the death benefit will only vary when the Cash Value multiplied by the limitation percentage exceeds the Specified Amount of the Policy. The death benefit under Option B will always vary with the Cash Value because the death benefit equals either the Specified Amount plus the Cash Value or the limitation percentage times the Cash Value.



      DECREASE IN SPECIFIED AMOUNT.   Subject to certain limitations, a
Policyowner may decrease the Specified Amount of a Policy. A decrease in Specified Amount may affect the net amount at risk, which may affect a Policyowner's cost of insurance charge. (See Cash Value Charges - Cost of Insurance, p. 28.) A decrease in Specified Amount could also have Federal income tax consequences. (See Federal Tax Matters, p. 37.) The Policyowner may either change the death benefit option or decrease the Specified Amount, but not both, only once each Policy year after the third Policy year.



      No requested decrease in the Specified Amount will be permitted during the first three Policy years. Thereafter, any decrease in the Specified Amount will become effective on the Monthly Anniversary date on or following receipt of a written request from the Policyowner by Western Reserve. No requested decrease in the Specified Amount will be permitted during the first three Policy years. The Specified Amount remaining In Force after any requested decrease may not be less than the minimum Specified Amount set forth in the Policy. Western Reserve reserves the right to limit any decrease to no more than 20% of the Specified Amount immediately prior to the decrease. If, following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Premiums - Premium Limitations, p. 22), the decrease may be limited to the extent necessary to meet these requirements.


WHEN INSURANCE COVERAGE TAKES EFFECT


      No life insurance coverage shall take effect unless the proposed Joint Insureds are alive and in the same condition of health as described in the application when the Policy is delivered to the Policyowner and the full Initial Premium is paid. However, if the full Initial Premium is paid as set forth in the conditional receipt attached to the application, and the conditional receipt is delivered to the Policyowner, the terms of the conditional receipt shall apply.



      CONDITIONAL INSURANCE COVERAGE.   The proposed Joint Insureds must be
insurable and acceptable to Western Reserve under its underwriting rules for the amount, Policy and risk classification applied for on the later of: (a) the date of application, or (b) the date of completion of all medical tests and examinations required by Western Reserve. Any check given for payment must be honored on first presentation. The conditional receipt and all coverages applied for on the application are void if a check or draft received for payment of the Initial Premium is not honored when first presented for payment.




      AMOUNT OF CONDITIONAL LIFE INSURANCE COVERAGE.   If conditional insurance
coverage becomes effective under the terms of the conditional receipt, then the amount of conditional life insurance coverage on any person proposed for insurance is the lesser of: (a) the amount of life insurance applied for on such person, or (b) $300,000 reduced by the amounts payable under all other life insurance or accidental death benefits then in force or pending with Western Reserve.

      WHEN CONDITIONAL LIFE INSURANCE COVERAGE BEGINS. If the conditions listed above are fulfilled, then the amount of conditional insurance coverage specified above shall take effect on the later of: (a) the date of the application, or (b) the date of the completion of all medical tests and examinations required by Western Reserve. All conditional coverages for the proposed Joint Insureds will be deemed void if the application contains material misrepresentation or is fraudulently completed. Benefits under the conditional receipt coverage will be denied if any proposed Joint Insured commits suicide.

      WHEN CONDITIONAL LIFE INSURANCE COVERAGE ENDS. Conditional life insurance coverage shall terminate automatically, without notice, on the earliest of the following dates:

(a) the date Western Reserve approves the Policy as applied for, or (b) 10 days following any counteroffer by Western Reserve to offer insurance to any person proposed for insurance under a different policy or at an increased premium or on a different rate class or (c) at the end of the fraction of a year which the payment bears to the premium required to provide one month of insurance coverage in the amount as described above, or (d) at the beginning of the 60th day following the date of the conditional receipt.



TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER


      In states where this rider has been approved by that state's department of insurance, upon receipt of proof satisfactory to Western Reserve that the Surviving Insured has incurred a condition resulting from illness which, as determined by a Physician, has reduced life expectancy to not more than 12 months from the date of the Physician's Statement (a "Terminal Condition"), Western Reserve will pay to the Policyowner a "Single Sum Benefit," equal to:


      (a) the Death Benefit in effect on the date the Single Sum Benefit is paid; multiplied by


      (b) the Election Percentage; divided by


      (c) 1 + i, where i equals the greater of (A) and (B) on the date the Single Sum Benefit is paid. (A) equals the interest rate determined under Internal Revenue Code section 846(c)(2), as it may be amended from time to time; and (B) equals the Policy Loan Interest Rate; minus


      (d) indebtedness, if any, at the time the Single Sum Benefit is paid, multiplied by the Election Percentage.



      "Death Benefit" under the Rider means the amount payable at death of the Surviving Insured under the Policy, plus the benefit payable under any In Force Joint Insured Term Rider or Wealth Protector Rider. (See Optional Insurance Benefits, p. 35.) "Election Percentage" means a percentage, selected by the Policyowner, not to exceed 100% of the Policy's Death Benefit, as defined under the Rider; however, in no event will the Election Percentage result in a Single Sum Benefit greater than $500,000. A "Physician" may be a Doctor of Medicine or a Doctor of Osteopathy, licensed to practice medicine and treat injury or illness in the state in which treatment is received and who is acting within the scope of that license, and must be someone other than the Surviving Insured, the Policyowner, a person who lives with the Surviving Insured or Policyowner, or a person who is part of the Surviving Insured's or Policyowner's "Immediate Family" (spouse, child, brother, sister, parent, grandparent or grandchild of the Surviving Insured). The "Physician's Statement" must be a written statement signed by a Physician which provides the Physician's diagnosis of the Surviving Insured's non-correctable medical condition. It must state with reasonable medical certainty that the non-correctable medical condition will result in the death of the Surviving Insured within 12 months of the Physician's Statement, taking into consideration the ordinary and reasonable medical care, advice and treatment available in the same or similar communities.



      The Rider will not pay benefits for a Terminal Condition resulting from self-inflicted bodily injuries occurring within the same period specified in the Policy's suicide provision. The Rider terminates at the earliest of (a) the date the Policy terminates, (b) the effective date of a settlement option elected under the Policy, (c) the date the Single Sum Benefit is paid, or (d) the date the Policyowner elects to terminate the Rider.


      Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, Western Reserve believes that for Federal income tax purposes a Single Sum Benefit payment made under the Terminal Illness Accelerated Death Benefit Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, a Policyowner should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting a Single Sum Benefit payment under this Rider. There is no additional charge for this benefit. As stated above, this Rider may not be available in all states, or, if available, the terms of the Rider may vary in accordance with each state's insurance laws.


CASH VALUE


      At the end of any Valuation Period, the Cash Value of the Policy is equal to the sum of the Policy's value in each Sub-Account of the Series Account plus the Fixed Account Value. There is no guaranteed minimum Cash Value.



      NET SURRENDER VALUE.   A Policyowner may at any time surrender the Policy
and receive the Policy's Net Surrender Value. (See Policy Rights - Surrender Privileges, p. 32.) The Net Surrender Value as of any date is equal to:


      (1) the Cash Value as of such date; minus
      (2) any surrender charge as of such date (as described on p. 32); minus

      (3) any outstanding Policy loan; plus
      (4) any unearned loan interest.



      DETERMINATION OF VALUES IN THE SERIES ACCOUNT.   On the Record Date, the
Policy's value in a Sub-Account of the Series Account will equal the portion of any Net Premium allocated to the Sub-Account, reduced by the portion of the first monthly deduction allocated to that Sub-Account. (See Payment and Allocation of Premiums - Allocation of Premiums and Cash Value, p. 23.) Thereafter, on each Valuation

Date, the Policy's value in a Sub-Account of the Series Account will equal the number of units in the Sub-Account, multiplied by the unit value of that Sub-Account.


The number of units that the Policy has in each Sub-Account is equal to:


      (1) The initial units purchased on the Policy Date; plus


      (2) Units purchased at the time additional Net Premiums are allocated to the Sub-Account; plus


      (3) Units purchased through transfers from another Sub-Account or the Fixed Account; minus


      (4) Units that are redeemed to pay for monthly deductions as they are due; minus


      (5) Units that are redeemed to pay for any cash withdrawals; minus


      (6) Units that are redeemed as part of any transfer to another Sub-Account or the Fixed Account.


      The Policy's total value in the Series Account equals the sum of the Policy's value in each Sub-Account. (For a description of how the values of the Fixed Account are calculated, see The Fixed Account - Fixed Account Value, p. 36.) Because the Cash Value is dependent upon a number of variables, including the investment experience of the chosen Sub-Accounts of the Series Account, the frequency and amount of premium payments, transfers and surrenders, and charges assessed in connection with the Policy, a Policy's Cash Value cannot be predetermined.


      UNIT VALUE.   The unit value of each Sub-Account was originally
established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next. Unit values also will vary between Sub-Accounts. The unit value of any Sub-Account at the end of a Valuation Period is the result of:

      (1) The total value of the assets held in the Sub-Account, determined by multiplying the number of shares of the designated Portfolio owned by the Sub-Account times the Portfolio's net asset value per share; minus

      (2) A deduction for the charge for mortality and expense risks. This charge is used to compensate Western Reserve for its assumption of certain mortality and expense risks. The daily amount of this charge is equal to the net assets of the Sub-Account times the daily pro rata portion of the annual Mortality and Expense Risk Charge rate. This annual rate is equal to ninety one-hundredths of one percent (0.90%); and is multiplied times the net assets of the
           Sub-Account; minus

      (3) The accrued amount of reserve for any taxes or other economic burden resulting from the application of tax laws that are determined by Western Reserve to be properly attributable to the Sub-Account; and the result divided by

      (4) The number of outstanding units in the Sub-Account.

      VALUATION DATE AND VALUATION PERIOD.   The net asset value per share of
shares of the Fund is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

                       INVESTMENTS OF THE SERIES ACCOUNT

WRL SERIES FUND, INC.

      The Series Account invests in shares of the Fund, a series mutual fund which is registered with the Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Fund by the Commission.


      Currently, the Portfolios of the Fund corresponding to the Sub-Accounts of the Series Account are: Aggressive Growth Portfolio, Emerging Growth Portfolio, Growth Portfolio, Global Portfolio, Balanced Portfolio, Strategic Total Return Portfolio, Bond Portfolio, Growth & Income Portfolio, Money Market Portfolio, Tactical Asset Allocation Portfolio, C.A.S.E. Growth Portfolio, Value Equity Portfolio, U.S. Equity Portfolio, International Equity Portfolio, and Third Avenue Value Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has an investment objective and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio. Pending any prior approval by a state insurance regulatory authority, certain Sub-Accounts and corresponding Portfolios may not be available to residents of some states.

      The investment objective and policies of each Portfolio are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE. More detailed information, including a description of risks, can be found in the Prospectus for the Fund which should be read carefully.


      AGGRESSIVE GROWTH PORTFOLIO:   This Portfolio seeks long-term capital
appreciation by investing in a diversified, actively managed portfolio of equity securities.

      EMERGING GROWTH PORTFOLIO:   This Portfolio seeks capital appreciation by
investing primarily in common stocks of small and medium sized companies.

      GROWTH PORTFOLIO:   This Portfolio seeks growth of capital, by investing
primarily in common stocks listed on a national securities exchange or traded on NASDAQ.


      GLOBAL PORTFOLIO:   This Portfolio seeks long-term growth of capital in a
manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers.


      BALANCED PORTFOLIO:   This Portfolio seeks preservation of capital,
reduced volatility, and superior long-term risk adjusted returns by investing primarily in common stock, convertible securities and fixed-income securities.



      STRATEGIC TOTAL RETURN PORTFOLIO:   This Portfolio seeks to provide
current income, long-term growth of income and capital appreciation by investing primarily in a blend of equity and fixed-income securities, including common stocks, income producing securities convertible into common stock, and fixed-income securities.


      BOND PORTFOLIO:   This Portfolio seeks the highest possible current
income within the confines of the primary goal of insuring the protection of capital by investing at least 65%, and usually a higher percentage, of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities and in other medium to high-quality debt securities.


      GROWTH & INCOME PORTFOLIO:   This Portfolio's objective is to seek total
return by investing in securities that have defensive characteristics. The Portfolio will invest primarily in a diversified portfolio of equity and debt securities with an emphasis on sector investing.



      MONEY MARKET PORTFOLIO:   This Portfolio seeks to obtain maximum current
income consistent with preservation of principal and maintenance of liquidity. The Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days by investing in U.S. dollar-denominated securities which have effective maturities of not more than 13 months and present minimal credit risks.


      TACTICAL ASSET ALLOCATION PORTFOLIO:   This Portfolio seeks preservation
of capital and competitive investment returns by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.


      C.A.S.E. GROWTH PORTFOLIO:   This Portfolio seeks annual growth of
capital through investment in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value.


      VALUE EQUITY PORTFOLIO:   This Portfolio seeks to achieve maximum,
consistent total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.


      INTERNATIONAL EQUITY PORTFOLIO:   This Portfolio seeks long-term growth
of capital by investing primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign over-the-counter markets.


      U.S. EQUITY PORTFOLIO:   This Portfolio seeks long-term growth of capital
by investing primarily in equity securities of U.S. companies.


      THIRD AVENUE VALUE PORTFOLIO:   This Portfolio seeks long-term capital
appreciation by investing primarily in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong protective covenants and high, effective rates.



      On or about December 16, 1997, after receiving an Order from the SEC, Western Reserve redeemed shares of the Short-to-Intermediate Government Portfolio held by the Short-to-Intermediate Government Sub-Account and purchased shares of the Bond Portfolio with the proceeds. Immediately following the substitution of shares, the assets of the Short-to-Intermediate Government Sub-Account were transferred to the Bond Sub-Account, thereby consolidating the Short-to-Intermediate Government Sub-Account into the Bond Sub-Account. The Portfolio substitution and Sub-Account consolidation took place at net asset value with no change in the amount of any Owner's benefits or Cash Value. Western Reserve and its affiliates did not receive any compensation or renumeration as a result of this transaction.


      WRL Investment Management, Inc. ("WRL Management"), located at 201 Highland Avenue, Largo, FL 33770, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Fund and manages the Fund in accordance with policies and guidelines established by the Board of Directors of the Fund.




      Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.



      Janus Capital Corporation ("Janus") is sub-adviser to the Growth and Global Portfolios of the Fund. WRL Management and Janus will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets each of the Growth Portfolio and the Global Portfolio.




      AEGON USA Investment Management, Inc. ("AIMI") is sub-adviser to the Bond and Balanced Portfolios of the

Fund. AIMI is a wholly-owned subsidiary of AEGON USA and thus is an affiliate of Western Reserve. WRL Management and AIMI will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Balanced Portfolio. WRL Management will receive monthly compensation at the current annual rate of 0.45% and AIMI will receive 0.20% of the aggregate average daily net assets of the Bond Portfolio. AIMI's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Bond Portfolio and the Balanced Portfolio pursuant to any expense limitation or other reimbursement.


      Van Kampen American Capital Asset Management, Inc. ("Van Kampen American Capital") is sub-adviser to the Emerging Growth Portfolio of the Fund. Van Kampen American Capital is an indirect wholly-owned subsidiary of VK/AC Holding, Inc., ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. WRL Management and Van Kampen American Capital will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Emerging Growth Portfolio. Van Kampen American Capital's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Emerging Growth Portfolio pursuant to any expense limitation or other reimbursement.



      Luther King Capital Management Corporation ("Luther King") is sub-adviser to the Strategic Total Return Portfolio of the Fund. Ultimate control of Luther King is exercised by J. Luther King, Jr. WRL Management and Luther King will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Strategic Total Return Portfolio.


Federated Investment Counseling ("Federated") is sub-adviser to the Growth & Income Portfolio of the Fund. Federated is a wholly-owned subsidiary of Federated Investors. WRL Management will receive monthly compensation at the current annual rate of 0.75% of the aggregate average daily net assets of the Growth & Income Portfolio. From this amount, as compensation of its services, Federated will receive payments of fees equal to 0.50% of the first $30 million of average daily net assets, 0.35% of the next $20 million of average daily net assets, and 0.25% of average daily net assets in excess of $50 million of the Growth & Income Portfolio.


Fred Alger Management, Inc. ("Fred Alger") is sub-adviser to the Aggressive Growth Portfolio of the Fund. Fred Alger is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred
M. Alger. WRL Management and Fred Alger will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Aggressive Growth Portfolio.


      Dean Investment Associates, a Division of C.H. Dean and Associates, Inc. ("Dean") is sub-adviser to the Tactical Asset Allocation Portfolio of the Fund. Dean is wholly-owned by C.H. Dean and Associates, Inc. WRL Management and Dean will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Tactical Asset Allocation Portfolio. Dean's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Tactical Asset Allocation Portfolio pursuant to any expense limitation or other reimbursement.



      J.P. Morgan Investment Management Inc. ("J.P. Morgan") is sub-adviser to the Money Market Portfolio of the Fund. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. WRL Management will receive monthly compensation at the current annual rate of 0.40% of the aggregate average daily net assets of the Money Market Portfolio. From this amount, as compensation for its services, J.P. Morgan will receive 0.15% of the average daily net assets of the Money Market Portfolio.



      C.A.S.E. Management, Inc. ("C.A.S.E.") is sub-adviser to the C.A.S.E. Growth Portfolio of the Fund. C.A.S.E. is a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of C.A.S.E. WRL Management and C.A.S.E. will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the C.A.S.E. Growth Portfolio.


      NWQ Investment Management Company, Inc. ("NWQ Investment") is sub-adviser to the Value Equity Portfolio of the Fund. NWQ Investment was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. WRL Management and NWQ Investment will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Value Equity Portfolio. NWQ Investment's compensation will be reduced by 50% of the amount paid by Western Reserve on behalf of the Value Equity Portfolio pursuant to any expense limitation or other reimbursement.



      Scottish Equitable Investment Management Limited ("Scottish Equitable") is a co-sub-adviser to the International Equity Portfolio. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc, successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. WRL Management receives monthly compensation at the annual rate of 1.00% of the aggregate average daily net assets of the International Equity Portfolio. From this amount, Scottish Equitable receives 0.50% of average daily net assets of the Portfolio managed by Scottish Equitable.


      GE Investment Management Incorporated ("GEIM") also is co-sub-adviser to the International Equity Portfolio and is sub-adviser to the U.S. Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM and their predecessors, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. WRL Management receives monthly compensation at the annual rate of 1.00% of the aggregate average daily net assets of the International Equity Portfolio. From this amount, GEIM, receives 0.50% of average daily net assets of the Portfolio managed by GEIM.



      With respect to the U.S. Equity Portfolio, WRL Management and GEIM will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the U.S. Equity Portfolio.



      EQSF Advisers, Inc., ("EQSF") is sub-adviser to the Third Avenue Value Portfolio. EQSF is a New York corporation organized in 1988 and is controlled by Martin J. Whitman. WRL Management and EQSF will divide equally monthly compensation at the current annual rate of 0.80% of the aggregate average daily net assets of the Third Avenue Value Portfolio, EQSF's compensation will be reduced by 50% of the amount paid by WRL Management on behalf of the Third Avenue Value Portfolio, pursuant to any expense limitation or other reimbursement.



      In addition to the Series Account, shares of the Fund are also sold to the WRL Series Annuity Account, a separate account established by Western Reserve for its variable annuity contracts, the PFL Endeavor Variable Annuity Account, PFL Endeavor Platinum Variable Annuity Account and PFL Variable Annuity Account A, separate accounts of PFL Life Insurance Company, the AUSA Endeavor Variable Annuity Account, a separate account of AUSA Life Insurance Company, Inc., and to the AUSA Series Life Account, a separate account of AUSA Life Insurance Company, Inc., all affiliates of Western Reserve. Shares of the Fund may in the future be sold to other separate accounts, including separate accounts established for variable life insurance policies or variable annuity contracts issued by Western Reserve or its affiliates. It is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Western Reserve nor the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

      Western Reserve reserves the right to transfer assets of the Series Account to another separate account which Western Reserve determines to be associated with the class of contracts to which the Policy belongs. Western Reserve also reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the investments that are held by any Sub-Account or that any Sub-Account may purchase. Any such addition, deletion or substitution by Western Reserve of shares of another Portfolio of the Fund or of another open-end, registered investment company, will only be taken if the shares of a Portfolio are no longer available for investment, or if in Western Reserve's judgement further investment in any Portfolio should become inappropriate in view of the purposes of the Series Account. Western Reserve will not add, delete or substitute any shares attributable to a Policyowner's interest in a Sub-Account of the Series Account without notice to and prior approval of the Commission, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law. Nothing contained herein shall prevent the Series Account from purchasing other securities for other Portfolios or classes of policies, or from permitting a conversion between Portfolios or classes of policies on the basis of requests made by Policyowners.

      Western Reserve also reserves the right to establish additional Sub-Accounts of the Series Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New Sub-Accounts may be established when, in the sole discretion of Western Reserve, marketing, tax or investment conditions warrant, and any new Sub-Accounts will be made available to existing Policyowners on a basis to be determined by Western Reserve. Western Reserve may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.


      In the event of any such substitution or change, Western Reserve may by appropriate endorsement make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Western Reserve to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the Series Account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or sub-accounts.


                      PAYMENT AND ALLOCATION OF PREMIUMS


ISSUANCE OF A POLICY



      Effective January 1, 1998, individuals wishing to purchase a Policy must send a completed application to Western Reserve, P.O. Box 628069, Orlando, Florida 32862-8069 for Policies submitted by World Marketing Alliance distribution systems; and to Western Reserve, P.O. Box 628078, Orlando, Florida 32862-8078 for Policies submitted by all other distribution systems, including ISI. Under Western Reserve's current rules, the minimum Specified Amount of a Policy is generally $100,000. Policies will generally be issued only to Joint Insureds ages 1 to 85 who supply satisfactory evidence of insurability sufficient to Western Reserve. (Because a few state insurance regulatory authorities have not yet approved Policies for issue to Joint Insureds ages 1-19, Western Reserve will only issue Policies for Joint Insureds ages 1-19 of these states upon approval by their regulatory authorities.)



      The younger Joint Insured must be no older than age 80. Further, the sum of the ages of the Joint Insureds cannot exceed the total of 160 years (see Policy Lapse and Reinstatement - Lapse, p. 25). Western Reserve may, however, at its sole discretion, issue a Policy with a younger Joint Insured above the age of 80. Acceptance is subject to Western Reserve's underwriting rules and Western Reserve reserves the right to reject an application for any reason permitted by law.


PREMIUMS


      Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.



      PREMIUM FLEXIBILITY.   Unlike conventional insurance policies, this
Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. Western Reserve may require the Policyowner to pay an Initial Premium at least equal to a minimum monthly guarantee premium set forth in the Policy before issuing the Policy. (See Charges and Deductions - Premium Expense Charge, p. 27.) Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may make unscheduled premium payments at any time in any amount.



      PLANNED PERIODIC PREMIUMS.   Each Policyowner will determine a Planned
Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Policyowner is not required to pay premiums in accordance with this schedule. Furthermore, the Policyowner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.



      The payment of a Planned Periodic Premium will not guarantee that the Policy remains In Force. Instead, the duration of the Policy depends upon the Policy's Net Surrender Value. Thus, even if Planned Periodic Premiums are paid by the Policyowner, the Policy will nonetheless lapse any time Net Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. However, until the No Lapse Date as provided in the Policy, the Policy will remain In Force and no grace period will begin provided there has been no addition of any riders and the total of the premiums received (minus any withdrawals and any outstanding loans) is equal to or exceeds the minimum monthly guarantee premium set forth in the Policy times the number of months since the Policy Date, including the current month. (See Policy Lapse and Reinstatement - Lapse, p. 25.)



      PREMIUM LIMITATIONS.   In no event may the total of all premiums paid,
both scheduled and unscheduled, exceed the current maximum premium limitations which qualify the Policy as life insurance according to Federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Western Reserve will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Policy. Every premium payment, whether scheduled or unscheduled, must be at least the minimum payment amount required. Under Western Reserve's current rules, the minimum payment amount is $100. Premium payments less than this minimum amount may be returned to the Policyowner.


      PAYMENT OF PREMIUMS.   Payments made by the Policyowner will be treated
as a premium payment unless clearly marked as loan repayments. Certain charges will be deducted from each premium payment. (See Charges and Deductions - Premium Expense Charge, p. 27.)



      As an accommodation to Policyowners, Western Reserve will accept transmittal of Initial and subsequent Premiums of at least $1,000 by wire transfer. For an Initial Premium, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission ("FAX") of a completed application. An Initial Premium of $2,000 or more accepted via wire transfer with FAX will be allocated in accordance with current procedures explained in the next section entitled "Allocation of Premiums and Cash Value - Allocations of Net Premiums," below. An Initial Premium made by wire transfer not accompanied by a simultaneous FAX, or accompanied by a FAX of an incomplete application, will be retained for a period up to five business days while Western Reserve attempts to obtain the FAX or complete the essential information required to establish the Policy and allocate the Initial Premium at the unit value next determined after receipt of the FAX or information necessary to complete the application. If Western Reserve cannot obtain the FAX or essential information within five business days, Western Reserve will return the Initial Premium to the applicant, unless the applicant consents to allow Western Reserve to retain the Initial Premium until the required FAX or essential information is received.


      In the event the application with original signature is received and the allocation instructions in that application, for any reason, are inconsistent with those previously designated on the FAX, the Initial Premium will be reallocated on the first Valuation Date on or following the Record Date in accordance with the allocation instructions in the application with original signature.


      Policyowners wishing to make payments via bank wire should instruct their banks to wire Federal Funds as follows:


      Barnett Bank of Pinellas County
      ABA # 063000047
      For credit to: Western Reserve Life
      Account #: 2452641830
      Policyowner's Name:
      Policy Number:
      Attention: General Accounting
      Fax Number: (813) 588-1600


ALLOCATION OF PREMIUMS AND CASH VALUE



      NET PREMIUMS.   The Net Premium equals the premium paid less the premium
expense charges. (See Charges and Deductions - Premium Expense Charge, p. 27.) When an Initial Premium accompanies the application, monthly deductions from the Cash Value of the Policy commence on the Policy Date.

      ALLOCATION OF NET PREMIUMS.   In the application for a Policy, the
Policyowner will allocate Net Premiums to one or more of the Sub-Accounts of the Series Account, to the Fixed Account, or to a combination of both. Notwithstanding the allocation in the application, the Initial Premium, less charges, will first be allocated, on the first Valuation Date on or following the Policy Date, to the Sub-Account of the Series Account that invests exclusively in shares of the Money Market Portfolio, and will be reallocated in accordance with the Policyowner's directions in the application on the first Valuation Date on or following the Record Date. The Record Date of the Policy will be the date on which the Policy is recorded on Western Reserve's books as an In Force Policy. (See Payment and Allocation of Premiums beginning on p. 22, and Policy Benefits - When Conditional Life Insurance Coverage Begins p. 16.)


      Net Premiums paid after the Record Date will be allocated in accordance with the Policyowner's instructions in the application. Western Reserve does not currently require that allocation of Net Premiums to an Account meet a minimum percentage. Western Reserve does reserve the right to limit allocation of Net Premiums to any Account to no less than 10% of each Net Premium payment. No fractional percentages are permitted. The allocation of future Net Premiums may be changed without charge at any time by providing Western Reserve with written notification from the Policyowner, or by telephone by calling Western Reserve's toll-free number, 1-800-851-9777. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding transfers among Sub-Accounts and the Fixed Account by telephone. Upon instructions from the Policyowner, the registered representative/agent of record may also change the allocation of future Net Premiums. Western Reserve reserves the right to limit the number of changes of the allocation of Net Premiums to one per year. Investment returns from the amounts allocated to Sub-Accounts of the Series Account will vary with the investment experience of these Sub-Accounts and the Policyowner bears the entire investment risk.



      TRANSFERS.   Cash Value may be transferred among the Sub-Accounts of the
Series Account or from the Sub-Accounts to the Fixed Account. Transfers may also be made from the Fixed Account to the Sub-Accounts, subject to certain restrictions. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 36.) The amount of Cash Value available for transfer from any Sub-Account, or the Fixed Account, is determined at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office. The net asset value for each share of the corresponding Portfolio of any Sub-Account is determined, once daily, as of the close of the regular business session of the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), which coincides with the end of each Valuation Period. (See Policy Benefits - Cash Value - Valuation Date and Valuation Period, p. 18.) Therefore, any transfer request received after the close of the regular business session of the Exchange, on any day the Exchange is open, will be processed on the next day the Exchange is open for business, utilizing the net asset value for each share of the applicable Portfolio determined as of the close of the regular business session of the Exchange. Cash Value available for transfer from the Fixed Account will be determined in the same manner.



      Policyowners may make transfer requests in writing, or by telephone. Written requests must be in a form acceptable to Western Reserve. The registered representative/agent of record for the Policy may, upon instruction from the Policyowner for each transfer, make telephone transfers upon request without the necessity for the Policyowner to have previously authorized telephone transfers in writing. If, for any reason, a Policyowner does not want the ability to make transfers by telephone, the Policyowner should provide written notice to Western Reserve at its Office. All telephone transfers should be made by calling Western Reserve at the toll-free number: 1-800-851-9777. Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Policyowners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Policyowners and/or tape recording of telephone transfer request instructions received from Policyowners. Western Reserve may, at any time, revoke or modify the transfer privilege. Under Western Reserve's current procedures, it will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at Western Reserve's Office.



      Twelve Cash Value transfers are permitted without charge during any one Policy year. Western Reserve will impose a charge of $10 for each subsequent transfer. The transfer charge will not be increased. (See Optional Cash Value Charges - Cash Value Transfers, p. 29.) All transfers made in any one day will be considered a single transfer and any transfer charges will be deducted in an equal amount from each Sub-Account from which a transfer was made. Transfers resulting from policy loans, the exercise of conversion rights, and the reallocation of Cash Value immediately after the Record Date, will not be treated as a transfer for the purpose of this charge. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account or to the exercise of the conversion rights. (See Policy Rights - Conversion Rights, p. 33.)



      Western Reserve or an affiliate may provide administrative or other support services to independent third parties authorized by Policyowners to conduct transfers on a Policyowner's behalf, or who provide recommendations as to how Sub-Account values should be allocated. This includes, but is not limited to, transferring Sub-Account values among Sub-Accounts in accordance with various investment allocation strategies such third party may employ. Such independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. However, WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON A POLICYOWNER'S BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge a Policyowner any additional fees for providing these support services.


DOLLAR COST AVERAGING



      The Policyowner may direct Western Reserve to automatically transfer specified amounts from the Money Market Sub-Account, the Bond Sub-Account, the Fixed Account or any combination of these Accounts on a monthly basis to a Sub-Account. This service is intended to allow the Owner to utilize "Dollar Cost Averaging," a long-term investment strategy which provides for regular, level investments over time. Western Reserve makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging a minimum of $10,000 must be in each Account from which transfers will be made and at least $1,000, in the aggregate, must be transferred each month, unless Western Reserve consents to a smaller amount.



      To further qualify for Dollar Cost Averaging from the Fixed Account, no more than one-tenth (1/10) of the amount in the Fixed Account at the commencement of Dollar Cost Averaging can be transferred each month. Other types of transfers from the Fixed Account may also be subject to certain other restrictions. (See The Fixed Account -- Allocations, Transfers and Withdrawals on p. 36.)


      A written election of this service, on a form provided by Western Reserve, must be completed by the Policyowner in order to begin transfers. The first transfer will occur during the month which follows receipt of the form, providing the form is received by the 25th day of the month. Once elected, transfers from the Money Market or Bond Sub-Accounts or the Fixed Account will be processed monthly until the entire value of each Account from which transfers are made is completely depleted or the Policyowner instructs Western Reserve in writing to cancel the monthly transfers. For example, if $15,000 was allocated to the Money Market Sub-Account and $10,000 was allocated to the Bond Sub-Account and transfers of $500 are made each month from each of these Sub-Accounts to the Growth Sub-Account, transfers of $500 per month would continue to be made from the Money Market Sub-Account even though transfers from the Bond Sub-Account had ceased as a result of depletion of value.


      There is no charge for Dollar Cost Averaging. However, each transfer which occurs under the Dollar Cost Averaging service will be counted towards the twelve free transfers allowed during each Policy year. (See Allocation of Premiums and Cash Value - Transfers on p. 23.) Western Reserve may discontinue, modify, or suspend Dollar Cost Averaging at any time, following prior written notice to Policyowners. Dollar Cost Averaging is not available if the Owner has elected the Asset Rebalancing Program, or has elected an asset allocation service provided by a third party.


ASSET REBALANCING PROGRAM


      Western Reserve will offer a program under which the Policyowner may authorize Western Reserve to transfer automatically Cash Value periodically to maintain a particular percentage allocation among the Sub-Accounts. The Cash Value allocated to each Sub-Account will grow or decline in value at different rates. The Asset Rebalancing Program automatically reallocates the Cash Value in the Sub-Accounts at the end of each period to match the Contract's currently effective Net Premium allocation schedule. The Asset Rebalancing Program is intended to transfer Cash Value from those Sub-Accounts that have increased in value to those Sub-Accounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Sub-Account will not have losses.


      To qualify for Asset Rebalancing, a minimum Cash Value of $10,000 for an existing Policy, or a minimum Initial Premium of $10,000 for a new Policy, is required. To participate in the Asset Rebalancing Program, a properly completed Asset Rebalancing Request Form must be received by Western Reserve at its Administrative Office. An Asset Rebalancing Form is available upon request.


      Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy Date. Following receipt of the Asset Rebalancing Request Form, Western Reserve will effect the initial rebalancing of Cash Value on the next such anniversary, in accordance with the Policy's current Net Premium allocation schedule. The amounts transferred will be credited at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the New York Stock Exchange is closed, rebalancing will occur on the next day the New York Stock Exchange is open. The Asset Rebalancing Program is available only before the Maturity Date, and is not available if the Policyowner has elected Dollar Cost Averaging, or has elected an asset allocation service provided by a third party. There is no charge for the Asset Rebalancing Program. However, each reallocation which occurs under the Asset Rebalancing Program will be counted towards the twelve free transfers allowed during each Policy year. (See Allocation of Premiums and Cash Value - Transfers on p. 23.)


      The Policyowner may terminate participation at any time in the Asset Rebalancing Program by oral or written request to Western Reserve. Participation in the Asset Rebalancing Program will terminate automatically if any transfer is made to, or from, any Sub-Account, other than on account of a scheduled rebalancing. If the Policyowner wishes to resume the Asset Rebalancing Program after it has been canceled, a new Asset Rebalancing Request Form must be completed and sent to Western Reserve. The Policyowner may start and stop participation in the Asset Rebalancing Program at any time; however, Western Reserve reserves the right to restrict entry into the Asset Rebalancing Program to once per Policy year. Cash Value allocated to the Fixed Account may not be included in the Asset Rebalancing Program.


      Western Reserve may discontinue, modify, or suspend, the Asset Rebalancing Program at any time following prior written notice to Policyowners.



POLICY LAPSE AND REINSTATEMENT



      LAPSE.   Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Conversely, paying all Planned Periodic Premium payments will not necessarily guarantee that the Policy will not lapse. For instance, if the conditions explained below are not met, the Policy may lapse prior to the No Lapse Date. Lapse will only occur where Net Surrender Value is insufficient on any Monthly Anniversary to cover the monthly deductions, and a grace period expires without a sufficient payment by the Policyowner. If the Net Surrender Value on any Monthly Anniversary is not sufficient to cover the monthly deductions on such day, Western Reserve will mail a notice to the last known address of the Policyowner(s) and any assignee of record. A grace period of 61 days after the mailing date of the notice will be allowed for the payment of premiums. The notice will specify the minimum payment and the final date on which such payment must be received by Western Reserve to keep the Policy In Force. (See Charges and Deductions, p. 27.)



      However, until the No Lapse Date as provided in the Policy, the Policy will not lapse and no grace period will begin, provided: (1) no riders have been added since the Policy Date, and (2) the total of the premiums received (minus any withdrawals and any outstanding loans) equal or exceed the minimum monthly guarantee premium shown in the Policy times the number of months since the Policy Date, including the current month and, (3) the excess indebtedness (total of all Policy loans less any unearned loan interest on Policy loans) does not exceed the Cash Value (see Policy Rights - Loan Privileges, p. 30). Should the Policyowner(s) request the addition of any rider after the Policy Date but prior to the No Lapse Date, the Policyowner(s) will be notified as to the effect on grace period processing prior to the date the rider is effective.



      Essentially, the Policy will not lapse during the period from the Policy Date until the No Lapse Date (the "No Lapse Period"), as long as the conditions in (1), (2) and (3) immediately above have been met, and even though Net Surrender Value at any point during the No Lapse Period is insufficient to cover a monthly deduction and the grace period has expired without a payment sufficient to cover the monthly deduction. Such a Lapse could happen if the investment experience has been sufficiently unfavorable to have resulted in a decrease in the Net Surrender Value, or the Net Surrender Value has decreased because not enough premiums have been paid to offset the monthly charges.



      When the conditions in (1), (2) and (3) above have not been met, or they have been met, but the Policy is beyond the No Lapse Date, and Net Surrender Value is insufficient to cover the monthly deduction, Western Reserve will notify the Policyowner and any assignee of record of the minimum payment needed to keep the Policy In Force. The Policyowner will then have a grace period of 61 days, measured from the date notice is mailed to the Policyowner, for Western Reserve to receive sufficient payments. If Western Reserve does not receive a sufficient payment within the grace period, Lapse of the Policy will result. If a sufficient payment is received during the grace period, any resulting Net Premium will be allocated among the Accounts, and any monthly deductions due will be charged to such Accounts, in accordance with the Policyowner's then current instructions. (See Allocation of Premiums and Cash Value - Allocation of Net Premiums, p. 23, and Charges and Deductions - Cash Value Charges, p. 28.) If the Surviving Insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit proceeds immediately prior to the commencement of the grace period, reduced by any due and unpaid charges.


      The duration of the period of time between the Policy Date and the No Lapse Date is selected by the Policyowner at time of application for the Policy, and may be either, (1) the later of attained target premium age 65 or five Policy years, or (2) the later of attained target premium age 75 or ten Policy years. The amount of the minimum monthly guarantee premium will vary according to whether (1) or (2) is chosen. Neither (1) nor (2) may exceed target premium age 85. The target premium age equals the average of the ages of the Joint Insureds at time of Policy issue, rounded down to the closer age, not to exceed the younger Joint Insured's age, plus ten years. For example, if the ages of the Joint Insureds at time of Policy issue are 46 and 48, the target premium age is 47. If the ages at time of Policy issue are 45 and 48, the target premium age is 46. If the ages at time of Policy issue are 50 and 80, the target premium age is 60. The target premium attained age equals the target premium age plus the number of completed Policy years.


      REINSTATEMENT.   A lapsed Policy may be reinstated any time within five
years after the date of lapse and before the Maturity Date by submitting the following items to Western Reserve:


      1. A written application for reinstatement from the Policyowner;


      2. Evidence of insurability from each Joint Insured satisfactory to Western Reserve; and


      3. A premium that, after the deduction of premium expense charges, is large enough to cover:


         (a) one monthly deduction at the time of termination;


         (b) the next two monthly deductions which will become due after the time of reinstatement; and


         (c) an amount sufficient to cover any surrender charge (as described below) as of the date of reinstatement.



      Western Reserve reserves the right to decline a reinstatement request. Any indebtedness on the date of Lapse will not be reinstated. The Cash Value of the Loan Reserve on the date of reinstatement will be zero. The amount of Net Surrender Value on the date of reinstatement will be equal to the Net Premiums paid at reinstatement, less the amounts paid in accordance with 3(a) and (c) above.



      Upon approval of the application for reinstatement, the effective date of reinstatement will be the first Monthly Anniversary on or next following the date Western Reserve approves the application for reinstatement.

                            CHARGES AND DEDUCTIONS


      Charges will be deducted in connection with the Policy to compensate Western Reserve for: (1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.


PREMIUM EXPENSE CHARGE


      Prior to allocation of Net Premiums among the Accounts, premiums paid through the end of the tenth Policy year will be reduced by a Premium Expense Charge equal to 6.00% of premiums to compensate Western Reserve for distribution expenses and premium taxes incurred in connection with the Policy. After the tenth Policy year, the Premium Expense Charge reduces to 2.5%.


CONTINGENT SURRENDER CHARGES



      If the Policy is totally surrendered (or the Net Surrender Value is applied under a settlement option) prior to the end of the fifteenth (15th) Policy year, a surrender charge for the initial Specified Amount will be deducted from the Policy's Cash Value. The surrender charge consists of the sum of:



      (a) an administrative component (DEFERRED ISSUE CHARGE), and


      (b) a sales component (DEFERRED SALES CHARGE).


      The sum of (a) and (b) are multiplied by (c), the applicable SURRENDER CHARGE PERCENTAGE.


      (a) DEFERRED ISSUE CHARGE.   The deferred issue charge is a level charge
of $5.00 per thousand of initial Specified Amount. This charge is to assist Western Reserve in recovering the underwriting, processing and start-up expenses incurred in connection with the Policy and the Series Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Joint Insured's rate class, and establishing Policy records.

      (b) DEFERRED SALES CHARGE.   The deferred sales charge is (1) 26.5% of
the sum of all premiums paid up to the Guideline Premium shown in the Policy and, (2) for the sum of all premiums paid in excess of the first Guideline Premium ("excess premium charge"), a percentage which varies by the Issue Age and sex of the younger Joint Insured as follows:


 Excess Premium         Issue Age Range
     Charge         (Younger Joint Insured)
----------------   ------------------------
      4.2%                    1-55
      3.7%                   56-63
      3.1%                   64-68
      2.5%                   69-73
      2.0%                   74-76
      1.6%                   77-78
      1.2%                   79-80

      The deferred sales charge is designed to assist Western Reserve in recovering distribution expenses incurred in connection with the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The proceeds of the charge may not be sufficient to cover these expenses. To the extent they are not, Western Reserve will cover the shortfall from its General Account assets, which may include profits from the mortality and expense risk charge under the Policy.


      (c) SURRENDER CHARGE PERCENTAGE.   As stated above, the percentage is
applied to the sum of the deferred issue charge and deferred sales charge due upon any surrender of a Policy during the first fifteen Policy years. In Policy years 1-10 this percentage is 100% for Joint Insureds when the age of the younger of the Joint Insureds is between Ages 0-74, and then declines at the rate of 20% per year until reaching zero at the end of the fifteenth (15th) Policy year as shown below. For Joint Insureds when the age of the younger of the Joint Insureds is between Issue Ages 75-80, this percentage is 100% until the end of the sixth (6th) Policy year, and declines to 0% at the end of the fifteenth (15th) Policy year. Therefore, application of the percentage to the deferred issue charge and deferred sales charge in the event of any surrender during the eleventh through fifteenth Policy year will result in reduced surrender charges. If a surrender occurs after the fifteenth

(15th) Policy year, there are no deferred issue or deferred sales charges due. See Example (2) below.


                         SURRENDER CHARGE PERCENTAGES


                          Younger Age
                       ------------------
                          Less      75 or
 End of Policy Year*    Than 75     Above
--------------------   ---------   ------
       At Issue          100%       100%
         1-6             100%       100%
          7              100%        97%
          8              100%        88%
          9              100%        80%
          10             100%        73%
          11              80%        66%
          12              60%        60%
          13              40%        40%
          14              20%        20%
         15+               0%         0%

* THE CHARGE ON ANY DATE OTHER THAN AN ANNIVERSARY WILL BE INTERPOLATED BETWEEN THE TWO END OF YEAR CHARGES.


      (d) EXAMPLE (1) Assume a male non-tobacco user age 35 and a female non-tobacco user age 35 purchase a Policy for $100,000 of Specified Amount, paying the Guideline Premium of $806.11, and an additional premium amount of $193.89 in excess of the Guideline Premium, for a total premium of $1,000 per year for four years ($4,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:


(a)     Deferred Issue Charge - [100 x $5.00]
        ($5.00/$1,000 of Initial Specified Amount)   =   $500.00
(b)     Deferred Sales Charge:
        (1) 26.5% of Guideline
        Premium paid
        [26.5% x $806.11], and                       =   $213.62
        (2) 4.2%  of premiums paid in excess
        of Guideline Premium
        [4.2% x ( (4 x 1,000) - $806.11)]            =   $134.14
(c)     Applicable Surrender Charge                  =      100%
        [(a)$500.00 + (b)($213.62 + $134.14)]
        x 100%
        SURRENDER CHARGE = 847.76 x 100%             =   $847.76
                                                         =======

      EXAMPLE (2) - Assume the same facts as in Example (1), EXCEPT the Owner surrenders the Policy on the 14th Policy Anniversary:




(a)     Deferred Issue Charge - [100 x $5.00]    =   $500.00
(b)     Deferred Sales Charge:


        (1) [26.5% x $806.11], and               =   $213.62
        (2) [4.2% x ( (14 x 1,000) - $806.11)]   =   $554.14
(c)     Applicable Surrender Charge              =       20%
        [(a)$500.00 + (b)($213.62 + $554.14)]
        x 20%
        SURRENDER CHARGE = $1,267.76 x 20%       =   $253.55
                                                     =======

      If the Owner waits until the 15th Policy Anniversary or after, there will be no surrender charge.


      For Policies issued in the state of Pennsylvania, the following surrender charge percentage table applies.



SURRENDER CHARGE PERCENTAGES



                    Issue          Issue         Issued
 Policy Year     Ages 20-69     Ages 70-74     Ages 75-80
-------------   ------------   ------------   -----------
      1              100%           100%          100%
      2              100%           100%           96%
      3              100%           100%           89%
      4              100%           100%           83%
      5              100%            95%           77%
      6              100%            90%           73%
      7              100%            85%           68%
      8              100%            80%           65%
      9               95%            76%           61%
      10              90%            72%           58%
      11              80%            68%           55%
      12              60%            60%           51%
      13              40%            40%           40%
      14              20%            20%           20%
      15               0%             0%            0%

CASH VALUE CHARGES

      Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate Western Reserve for certain administrative costs, the cost of insurance, the monthly death benefit guarantee charge, and optional benefits added by rider. The monthly deduction will be deducted on each Monthly Anniversary, and will be allocated among the Accounts on the same basis as Net Premiums are allocated. If the value of any Account is insufficient to pay its part of the monthly deduction, the monthly deduction will be taken on a pro rata basis from all Accounts. Because portions of the monthly deduction, such as the cost of insurance, can vary from month-to-month, the monthly deduction itself will vary in amount from month-to-month.

      COST OF INSURANCE. Western Reserve will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy

Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month.

      Cost of insurance rates will be based on the sex, Attained Age and rate class of the Joint Insureds, and the length of time a Policy has been In Force. The actual monthly cost of insurance rates will be based on Western Reserve's expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary ("1980 C.S.O."), age nearest birthday, Mortality Tables and the sex, Attained Age and rate class of each Joint Insured. The rate class of each Joint Insured is either Select (non-tobacco user), or Standard (tobacco user) or a class which reflects some substandard classification. There is no rate discount for a preferred class. For standard rate classes, I.E., either tobacco user or non-tobacco user classes not rated, these rates will not exceed rates contained in the 1980 C.S.O. Tables. Western Reserve also may guarantee that actual cost of insurance rates will not be changed for a specified period of time (E.G., one year). Any change in the cost of insurance rates will apply to all Joint Insureds of the same age, sex, and rate class whose Policies have been In Force for the same length of time.


      The Policies offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to Joint Insureds who are either both men or women of the same age. The State of Montana prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. The State of Massachusetts formerly had a similar prohibition and has introduced legislation which may reinstate such prohibition. Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

      The rate class of each Joint Insured will affect the cost of insurance rate. For this Policy, Western Reserve currently places Joint Insureds into the following three nonsub-standard rate classes: combination of two non-tobacco users, combination of two tobacco users and the combination of a tobacco user and a non-tobacco user; as well as various other sub-standard rate classes involving a higher mortality risk. In an otherwise identical Policy, the cost of insurance rate is generally higher for tobacco use than for non-tobacco use.



      Western Reserve may also issue certain Policies on a "simplified" or expedited basis to certain categories of individuals (for example, Policies issued at a predetermined Specified Amount or underwritten on a group basis). Policies issued on this basis will have guaranteed cost of insurance rates no higher than the guaranteed rates for Select or Standard categories (as appropriate); however, due to the special underwriting criteria established for these issues, actual rates may be higher or lower than the current cost of insurance rates charged under otherwise identical Policies that are underwritten using standard underwriting criteria.


      MONTHLY DEATH BENEFIT GUARANTEE CHARGE. Western Reserve will deduct a monthly death benefit guarantee charge from each Policy to compensate Western Reserve for the risk of guaranteeing the death benefit for the period chosen by the Owner on the application provided a minimum level of premiums are received. The amount of this charge is set forth on the Policy Schedule Page and will be $0.04 per $1,000 of initial Specified Amount for all classes of Policies. This charge will only be levied during the period between the Policy Date and the No Lapse Date. (See Policy Lapse and Reinstatement - Lapse, p. 25.)



      MONTHLY POLICY CHARGE.   Western Reserve has primary responsibility for
the administration of the Policy and the Series Account. Annual administrative expenses include recordkeeping, processing death benefit claims, Policy changes, reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Series Account, Western Reserve assesses a monthly administration charge from each Policy. This charge is currently $5.00 per Policy Month. Western Reserve reserves the right to increase this charge, but it is guaranteed not to exceed $10.00 per Policy Month. Western Reserve reserves the right to waive the Monthly Policy Charge on additional policies issued to existing Policyowners at the time the second policy is issued.



OPTIONAL CASH VALUE CHARGES


      The following optional Cash Value charges will be deducted from the Policy as the result of changes or elections made to the Policy and initiated by the Policyowner.


      OPTIONAL INSURANCE BENEFITS.   The monthly deduction will include charges
for any optional insurance benefits added to the Policy by rider.


      CASH VALUE TRANSFERS.   After twelve (12) free transfers per year,
Western Reserve will impose and deduct from each amount transferred a transfer charge of $10 to compensate Western Reserve for the costs in effectuating the transfer. The transfer charge will not be increased in the future.


      CASH WITHDRAWALS.   A processing fee equal to the lesser of $25 or 2% of
the amount withdrawn will be deducted from amounts withdrawn from the Policy and the balance will then be paid to the Policyowner. This fee will not be increased.

CHARGES AGAINST THE SERIES ACCOUNT

      Certain expenses will be deducted as a percentage of the value of the net assets of the Series Account to compensate Western Reserve for certain risks assumed in connection with the Policy.

      MORTALITY AND EXPENSE RISK CHARGE.   Western Reserve will deduct a daily
charge from the Series Account at an annual rate of 0.90% of the average daily net assets of the Series Account. Under Western Reserve's current procedures, these amounts are paid to the General Account monthly.


      The mortality risk assumed by Western Reserve is that the Surviving Insured may live for a shorter time than projected. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the limits on administrative charges set in the Policies. Western Reserve also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Western Reserve to incur greater costs than anticipated when designing the Policies.

      TAXES.   Currently no charge is made to the Series Account for Federal income taxes that may be attributable to the Series Account. Western Reserve may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Series Account may also be made. (See Federal Tax Matters, p. 37.)


EXPENSES OF THE FUND


      Because the Series Account purchases shares of the Portfolios of the Fund, the net assets of the Series Account will reflect the investment management fee and other expenses incurred by the Fund. (See p. 6 for a table of the Fund Annual Expenses and pp. 19-21 for a discussion of the investment management fees of each Portfolio.)

      Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with ISI, principal underwriter for the Fund.


      Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1998. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

GROUP OR SPONSORED POLICIES

      A different form of the Policy may be purchased under group or sponsored arrangements ("Group/Sponsored Policies"). Under Group/Sponsored Policies, a trustee, employer or similar entity purchases individual policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans which are qualified under Section 401 of the Internal Revenue Code and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

      For Group/Sponsored Policies the premium expense charges, contingent surrender charges, minimum premium and minimum Specified Amount described in "Charges and Deductions" and "Payment and Allocation of Premiums", respectively, may be reduced. Western Reserve will issue Group/Sponsored Policies in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for Group/Sponsored Policies, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost for Group/Sponsored Policies take into account such factors as the size of the group or sponsored arrangement, its stability as indicated by its term of existence, the purposes for which Group/Sponsored Policies are purchased and certain characteristics of its members. The Group/Sponsored Policy's amount of reduction and the criteria for qualification will reflect the reduced sales effort resulting from sales to qualifying groups and sponsored arrangements. Group/Sponsored Policies may not be available in certain states.

      Western Reserve may modify from time to time on a uniform basis the criteria for qualification for Group/ Sponsored Policies. In no event, however, will group or sponsored arrangements established for the sole purpose of purchasing Group/Sponsored Policies, or which have been in existence for less than six months, qualify for such Policies. Group/Sponsored Policies will not be unfairly discriminatory against any person, including the affected Policyowners and all other Policyowners of other forms of Policies funded by the Series Account.

      In 1983 the United States Supreme Court held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Western Reserve recommends that any employer proposing to offer the Group/ Sponsored Policies to employees under a group or sponsored arrangement consult his or her attorney before doing so. (See Federal Tax Matters - Employment-Related Benefit Plans, p. 40.)

ASSOCIATE POLICIES


      Certain employees, field associates, directors and their relatives may purchase a different form of the Policy ("Associate Policy") under which Western Reserve, in addition to waiving or reducing the premium expense charges, contingent surrender charges, minimum premium and minimum Specified Amount, may waive or reduce the Monthly Policy Charge and the Surrender Charge. The Associate Policy is available to (a) current and retired directors, officers, full-time employees and agents of Western Reserve and its affiliates;
(b) current and retired directors, officers, full-time employees and registered representatives of ISI and any broker-dealer which has a sales agreement with ISI; (c) any Trust, pension, profit-sharing or other employee benefit plan of any of the foregoing persons or entities; (d) current and retired directors, officers and full-time employees of WRL Series Fund, Inc. and the IDEX Series Fund, and any investment adviser or investment sub-adviser thereto; and (e) any member of a family of any of the foregoing (E.G., spouse, child, sibling, parent-in-law). Western Reserve reserves the right to modify or terminate this arrangement at any time. The Associate Policy may not be available in certain states.



                                 POLICY RIGHTS


LOAN PRIVILEGES


      POLICY LOAN.   After the first Policy year and so long as the Policy
remains In Force, the Policyowner may borrow money from Western Reserve using the Policy as the only security for the loan. Western Reserve reserves the right to permit a Policy loan prior to the first Policy Anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035(a) of the Internal Revenue Code of 186, as amended. The maximum amount that may be borrowed is 90% of the Cash Value, less any surrender charge and any already outstanding Policy loan. Western Reserve reserves the right to limit the amount of any Policy loan to no less than $500. Outstanding loans have priority over the claims of any assignee or other person. The loan may be repaid totally or in part before the Maturity Date of the Policy and while the Policy is In Force. A loan which is taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters, p. 37.)



      An amount equal to the loan plus interest in advance until the next Policy Anniversary will be withdrawn from the Account or Accounts specified and transferred to the Loan Reserve until the loan is repaid. The Loan Reserve is a portion of the Fixed Account used as Collateral for a Policy loan. The Sub-Accounts of the Series Account may be specified. If no Account is specified, the loan amount will be withdrawn from each Account in the same manner as the current allocation instructions.



      The amount of the loan will normally be paid within seven days after receipt of a proper request in a manner permitted by Western Reserve. Postponement of loans may take place under certain conditions. (See General Provisions - Postponement of Payments, p. 34.) Under Western Reserve's current procedures, at each Anniversary, Western Reserve will compare the amount of the outstanding loan (including loan interest in advance until the next Policy Anniversary, if not paid) to the amount in the Loan Reserve (including interest credited to the Loan Reserve during the previous Policy year). Western Reserve will also make this comparison any time the Policyowner repays all or part of the loan or makes a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the Loan Reserve, Western Reserve will withdraw the difference from the Accounts and transfer it to the Loan Reserve in the same manner as when a loan is made. If the amount in the Loan Reserve exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the Loan Reserve and transfer it to the Accounts in accordance with the Policyowner's current allocation instructions. Western Reserve reserves the right to require the transfer of such amounts to the Fixed Account, if such loans were originally transferred from the Fixed Account. (See The Fixed Account, p. 36.) No charge will be imposed for these transfers.



      INTEREST RATE CHARGED.   The interest rate charged on Policy loans will
be at the rate of 5.2% payable annually in advance. If unpaid when due, interest will be added to the amount of the loan and will become part of the loan and bear interest at the same rate. Interest paid on a Policy loan is generally not tax deductible.


      LOAN RESERVE INTEREST RATE CREDITED.   The amount transferred to the Loan
Reserve will accrue interest at a minimum effective annual rate not less than 4%. Western Reserve may credit a higher rate, but is not obligated to do so. Currently, Western Reserve is crediting an effective annual interest rate of 4.75% on all amounts borrowed during the first ten Policy years. On amounts borrowed, after the tenth Policy year, that are part of the Cash Value in excess of the cost basis (premiums less withdrawals) of the Policy the interest rate credited is currently equal to the interest rate being charged on the total loan while the remaining portion, if any, of the loan is credited the current rate of 4.75%.


      EFFECT OF POLICY LOANS.   A Policy loan affects the Policy because the
death benefit and Net Surrender Value under the Policy are reduced by the amount of the loan. Repayment of the loan causes the death benefit and Net Surrender Value to increase by the amount of the repayment.

      As long as a loan is outstanding, an amount equal to the loan plus interest in advance until the next Policy Anniversary is held in the Loan Reserve. This amount will not be affected by the Series Account's investment performance. Amounts transferred from the Series Account to the Loan Reserve will affect the Series Account value because such amounts will be credited with an interest rate declared by Western Reserve rather than a rate of return reflecting the investment performance of the Series Account. (See The Fixed Account - Minimum Guaranteed and Current Interest Rates, p. 36.)


      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved, as well as adverse tax consequences which occur if a Policy lapses with loans outstanding. (See Federal Tax Matters - Tax Treatment of Policy Benefits, p. 38.)

      INDEBTEDNESS.   Indebtedness equals the total of all Policy loans less
any unearned loan interest on the loans. If indebtedness exceeds the Cash Value less the then applicable surrender charge, Western Reserve will notify the Policyowner and any assignee of record. If a sufficient payment equal to excess indebtedness is not received by Western Reserve within 61 days from the date notice is sent, the Policy will lapse and terminate without value. The Policy, however, may later be reinstated. (See Policy Lapse and Reinstatement, p. 25.)

      REPAYMENT OF INDEBTEDNESS.   Indebtedness may be repaid any time before
the Maturity Date of the Policy and while the Policy is In Force. Payments made by the Policyowner while there is indebtedness will be treated as premium payments unless the Policyowner indicates that the payment should be treated as a loan repayment. (See Policy Rights - Benefits at Maturity, p. 33.) If not repaid, Western Reserve may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, the Policy's value in the Loan Reserve securing the indebtedness repaid will be transferred from the Loan Reserve to the Accounts in the same manner as Net Premiums are allocated. However, Western Reserve reserves the right to require the transfer to the Fixed Account. Western Reserve will allocate the repayment of indebtedness at the end of the Valuation Period during which the repayment is received.

SURRENDER PRIVILEGES


      At any time before the earlier of the death of the Surviving Insured or the Maturity Date, the Policyowner may totally surrender or, after the first Policy year, make a cash withdrawal from the Policy by sending a written request to Western Reserve. The amount available for surrender is the Net Surrender Value at the end of the Valuation Period during which the surrender request is received at Western Reserve's Office. The Net Surrender Value is equal to the Cash Value as of the date of Surrender, less any surrender charge, and less any outstanding Policy loan, plus any unearned loan interest. A Surrender Charge may apply. (See Charges and Deductions - Contingent Surrender Charges, p. 27.) Surrenders from the Series Account will generally be paid within seven days of receipt of the written request. Postponement of payments may, however, occur in certain circumstances. (See General Provisions - Postponement of Payments, p. 34.) Additional restrictions may be applied to surrenders from the Fixed Account. (See The Fixed Account - Allocations, Transfers and Withdrawals, p. 36.) For the protection of Policyowners, all requests for cash withdrawals or total surrenders of more than $100,000, or where the withdrawal or surrender proceeds are to be sent to an address other than the address of record will require a signature guarantee. All required guarantees of signatures must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution as defined by rules and regulations of the Commission. If the Policyowner is a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption is required before the request for withdrawal is accepted, including withdrawals under $100,000. For additional information, Policyowners may call Western Reserve at 1-800-851-9777. A cash withdrawal or total surrender may have Federal income tax consequences. (See Federal Tax Matters, p. 37.)

      TOTAL SURRENDERS. When the Policy is being totally surrendered, the Policy itself must be returned to Western Reserve along with the request. A Policyowner may elect to have the amount paid in a lump sum or under a settlement option. (See Payment of Policy Benefits - Settlement Options, p. 34.)


      CASH WITHDRAWALS.   For a cash withdrawal, the amount available may be
limited to no less than $500 and to no more than 10% of the Net Surrender Value. The amount paid plus a processing fee equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Policy's Cash Value at the end of the Valuation Period during which the request is received. The amount will be deducted from the Accounts in the same manner as the current allocation instructions unless the Policyowner directs otherwise. Cash withdrawals are allowed only once each Policy year.

      Cash withdrawals will affect both the Policy's Cash Value and the death benefit payable under the Policy. The Policy's Cash Value will be reduced by the amount of the cash withdrawal. Moreover, the death benefit proceeds payable under a Policy will generally be reduced by at least the amount of the cash withdrawal.

      In addition, when death benefit Option A is in effect, the Specified Amount will be reduced by the cash withdrawal. No cash withdrawal will be permitted which would result in a Specified Amount lower than the minimum Specified Amount set forth in the Policy or would deny the Policy status as life insurance under the Internal Revenue Code and applicable regulations. (See Cash Value Charges - Cost of Insurance, p. 28; Death Benefit - Insurance Protection, p. 15; and Federal Tax Matters - Tax Treatment of Policy Benefits, p. 38.)

EXAMINATION OF POLICY PRIVILEGE ("FREE-LOOK")

      The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Western Reserve mails or delivers a written notice of withdrawal right to the Policyowner or within 45 days after signing the application, whichever is latest. Certain states require a free-look period longer than 10 days, either for all Policyowners or for certain classes of Policyowners. In such states, Western Reserve will comply with the specific requirements of those states. The Policyowner should mail or deliver the Policy to either Western Reserve or the agent who sold it. If the Policy is cancelled in a timely fashion, a refund will be made to the Policyowner. The refund will equal the sum of: (i) the difference between the premiums paid and the amounts allocated to any Accounts under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the Accounts; and (iii) the value of amounts allocated to the Accounts on the date Western Reserve or its agent receives the returned Policy. If state law prohibits the calculation above, the refund will equal the total of all premiums paid for the Policy.

CONVERSION RIGHTS

      At any time upon written request within 24 months of the Policy Date, the Policyowner may elect to transfer all Sub-Account values to the Fixed Account. No transfer charge will be assessed.

POLICY SPLIT OPTION

      Subject to Western Reserve's evidence of insurability requirements, the Policyowner may request to split the Policy, not including any riders, and purchase two permanent individual Fixed Account life insurance policies offered at the time of the request; one on the life of each Joint Insured. The Owner may request this Split Option by notifying Western Reserve at its Office in writing within 90 days following either:

1. The later of the enactment or the effective date of a change in the Federal estate tax laws that would reduce or eliminate the unlimited marital deduction; or

2. The date of entry of a final decree of divorce with respect to the Joint Insureds; or

3. Written confirmation of a dissolution of a business partnership of which the partners are the Joint Insureds.

The conditions listed above do not apply to Policies issued in the state of Pennsylvania.


      If more than one person owns this Policy, each Owner must agree to the split. The initial specified amount for each new policy cannot be greater than 50% of the Policy's Specified Amount, not including the face amount of any riders. The new policies will be subject to Western Reserve's minimum and maximum specified amounts and issue ages for the plan of insurance selected. If one of the Joint Insureds is older than the new policy's maximum issue age at the time the Policy Split Option is requested, Western Reserve's approval must be obtained to exercise the Policy Split Option.



      Cash Value and indebtedness under the Policy will be allocated equally to each of the new policies. If one Joint Insured does not meet Western Reserve's insurability requirements, Western Reserve will pay the Policyowner one half of the Policy's Net Surrender Value and issue only the policy covering that Joint Insured who meets Western Reserve's insurability requirements; or the Policyowner may elect to keep the Policy In Force on both Joint Insureds and no new policies will be issued.



      The premiums for the new policies will be based on each Joint Insured's Attained Age and premium rate class as determined by current evidence of insurability. Premiums will be payable as of the policy dates for each new policy. The policy date for each new policy will be the Monthiversary following notification to Western Reserve to execute the Policy Split Option. The owner and beneficiary for the new policies will be those named in this Policy, unless otherwise specified. Premium expense charges, if any, under the new policies will not be deducted from the Cash Value allocated to the new policies. Any new premium paid to the new policies will be subject to the normal charges, if any, of the new policies at the time the premium is paid.



BENEFITS AT MATURITY


      If either Joint Insured is living and the Policy is In Force, Western Reserve will pay the Net Surrender Value of the Policy on the Maturity Date. (See Cash Value - Net Surrender Value, p. 17.) The Policy will mature on the Anniversary nearest the younger Joint Insured's 100th birthday, if either Joint Insured is living and the Policy is In Force. Western Reserve is willing to extend the Maturity Date provided the Policy is still In Force on the Maturity Date and there are no unfavorable tax consequences. A tax advisor should be consulted about the tax consequences associated with any Maturity Date extension. Extension of the Maturity Date will be made upon mutual agreement between Western Reserve and the Policyowner provided the Policyowner submits a written request to Western Reserve between 90 and 180 days prior to the Maturity Date, and provided the Policy may be extended with no unfavorable tax consequences to the Policyowner.

PAYMENT OF POLICY BENEFITS


      Death benefits under the Policy will ordinarily be paid within seven days after Western Reserve receives due proof of death of the Surviving Insured, and Western Reserve receives proof that both Joint Insureds died while the Policy was In Force, and verifies the validity of the claim. Other benefits will ordinarily be paid within seven days of receipt of proper written request (including an election as to tax withholding). Payments may be postponed in certain circumstances. (See General Provisions - Postponement of Payments, p. 34 and The Fixed Account - Allocations, Transfers and Withdrawals, p. 36.) The Policyowner may decide the form in which the benefits will be paid. During the lifetime of either Joint Insured, the Policyowner may arrange for the death benefits to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures. If no election is made, Western Reserve will pay the benefits in a lump sum.


      When death benefits are payable in a lump sum, the Beneficiary may select one or more of the settlement options. If death benefits become payable under a settlement option and the Beneficiary has the right to withdraw the entire amount, the Beneficiary may name and change contingent Beneficiaries.


      SETTLEMENT OPTIONS. Policyowners and Beneficiaries, subject to a prior election of the Policyowner, may elect to have benefits paid in a lump sum or in accordance with a variety of settlement options offered under the Policy. Once a settlement option is in effect, there will no longer be value in the Series Account or the Fixed Account. Western Reserve may make other settlement options available on the Fixed Account in the future. The effective date of a settlement provision will be either the date of surrender or the date of death of the Surviving Insured. For additional information concerning these options, see the Policy itself.



      OPTION A - PAYMENTS FOR A FIXED PERIOD.   The proceeds plus interest will
be paid in equal monthly installments for the period chosen until paid in full. The period chosen may not exceed 20 years.



      OPTION B - LIFE INCOME.   The proceeds will be paid in equal installments
for the guaranteed payment period elected and continue for the life of the person on whose life the option is based. Such installments will be payable:
(a) during the lifetime of the payee or (b) during a fixed period certain and for the remaining lifetime of the payee or (c) until the sum of installments paid equals the proceeds applied and for the remaining life of the payee. Guaranteed payment periods may be elected for 10 years, or the period in which the total payments will equal the amount retained.

      OPTION C - JOINT AND SURVIVOR LIFE INCOME.   The proceeds will be paid
during the joint lifetime of two persons and continue upon the death of the first payee for the remaining lifetime of the survivor.

                              GENERAL PROVISIONS

POSTPONEMENT OF PAYMENTS

      GENERAL.   Payment of any amount from the Series Account upon complete surrender, cash withdrawal, Policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or
(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Series Account's net assets. Transfers may also be postponed under these circumstances. For restrictions applicable to payments from the Fixed Account, see The Fixed Account - Allocations, Transfers and Withdrawals, p. 36.

      PAYMENT BY CHECK.   Payments under the Policy of any amounts derived from
premiums paid by check or bank draft may be delayed until such time as the check or bank draft has cleared the Policyowner's bank.

THE CONTRACT

      The Policy and attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the Policy or defend a claim. The statements are considered representations and not warranties. No Policy provision can be waived or changed except by endorsement. Only the President or Secretary of Western Reserve can agree to change or waive any provisions of the Policy.

SUICIDE

      If either Joint Insured, while sane or insane, commits suicide within two years from the Policy Date or two years from the effective date of any reinstatement of a Policy, the Policy will terminate, and Western Reserve's total liability, including all riders attached to the Policy, will be limited to the total premiums paid within such two year period, less any loan and any prior withdrawals during such period. In that event, such proceeds will be payable to the Policyowner, if surviving, otherwise to the Policyowner's estate. No other death benefit will be payable.

INCONTESTABILITY

      Western Reserve cannot contest the Policy as to the initial Specified Amount after it has been In Force while both

Joint Insureds are still alive, for two years from the Policy Date. At the end of the second Policy year, Western Reserve will send the Policyowner a notice requesting to know whether either Joint Insured has died. Failure to notify Western Reserve that a Joint Insured has died will not avoid a contest, if Western Reserve has a basis to contest, even if the Policy is still In Force. If a lapsed Policy is reinstated, a new two year contestability period (apart from any remaining contestability period) will apply from the date of the application for reinstatement and will apply only to statements made in the application for reinstatement.

CHANGE OF OWNER OR BENEFICIARY

      The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Surviving Insured's death. If the named Beneficiary dies before the Surviving Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Surviving Insured, the benefits payable at the Surviving Insured's death will be paid to the Policyowner or the Policyowner's estate. As long as the Policy is In Force, the Policyowner or Beneficiary may be changed by written request from the Policyowner in a form acceptable to Western Reserve. The Policy need not be returned unless requested by Western Reserve. The change will take effect as of the date the request is signed, regardless of whether either or both Joint Insureds are living when the request is received by Western Reserve. Western Reserve will not, however, be liable for any payment made or action taken before receipt of the request.

ASSIGNMENT

      The Policy may be assigned by the Policyowner. Western Reserve will not be bound by the assignment until a written copy has been received at its Office and will not be liable with respect to any payment made prior to receipt. Western Reserve assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest.

MISSTATEMENT OF AGE OR SEX

      If the age or sex of either Joint Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

REPORTS AND RECORDS

      Western Reserve will maintain all records relating to the Series Account and the Fixed Account. Western Reserve will mail to each Policyowner, at the last known address of record, reports required by applicable laws and or regulations.

      Western Reserve will send Policyowners written confirmation within seven days of the following transactions: unplanned and certain planned premium payments, Cash Value transfers, change in death benefit option or Specified Amount, total surrender or cash withdrawals, and Policy loans or repayments. Western Reserve will also send each Policyowner an annual statement at the end of the Policy year showing for the year, among other things, the month and amount of each: premium payment made, monthly deduction, transfer, cash withdrawal and Policy loan or repayment. The annual statement will also show Policy year-end Net Surrender Value, death benefit and Policy loan value, as well as other Policy activity during the year.

OPTIONAL INSURANCE BENEFITS

      Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. The cost of any optional insurance benefits, including any applicable charge to provide a death benefit guarantee, if any, for the optional insurance benefit until the No Lapse Date, will be deducted as part of the monthly deduction. (See Charges and Deductions
- Optional Cash Value Charges, p. 29.)


      JOINT INSURED TERM RIDER:   Provides the payment of the face amount of
the rider to the Beneficiary for the rider upon receipt of due proof that both Joint Insureds died while the rider was In Force. The cost of insurance rates for this rider increase each year. This rider terminates at the younger Joint Insured's age 95.

      INDIVIDUAL INSURED RIDER:   Provides additional life insurance on the
life of either Joint Insured, and for the payment of the face amount of the rider to the Beneficiary for the rider upon receipt by Western Reserve of written notice that the Insured's death occurred while the rider was In Force. On any Monthiversary while the rider is In Force, the Policyowner may exchange the rider without evidence of insurability for a new policy on the Insured's life. Such new policy will be issued upon written request subject to the following: (a) the rider has not reached the Anniversary nearest the Insured's 70th birthday; (b) the new policy is on any permanent plan of insurance then offered by Western Reserve; (c) the amount of insurance upon conversion will equal the face amount then In Force under the rider; and (d) the payment of the premium based on the Insured's rate class under the rider. This rider terminates at the Insured's age 95.


      WEALTH PROTECTOR RIDER:   Provides the payment of the face amount of the
rider to the Beneficiary for the rider upon receipt of due proof that both Joint Insureds died while the rider was In Force. The rider has no conversion or exchange privilege. The rider terminates at the earlier of (a) the date the Policy terminates, (b) the fourth Anniversary of the Policy, or (c) the Monthiversary on which the rider is terminated by written notice from the Policyowner to Western Reserve. The cost of insurance rates for this rider do not increase while the rider is In Force.

                               THE FIXED ACCOUNT

      A Policyowner may allocate Net Premiums and transfer Cash Value to the Fixed Account, which is part of Western Reserve's General Account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, the General Account nor any interests therein are generally subject to the provisions of these acts and Western Reserve has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

      The portion of the Cash Value allocated to the Fixed Account (the "Fixed Account Value") will be credited with rates of interest, as described below. Because the Fixed Account Value becomes part of Western Reserve's General Account, Western Reserve assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to Western Reserve's general liabilities from business operations.

FIXED ACCOUNT VALUE

      At the end of any Valuation Period, the Fixed Account Value is equal to:

      1. The sum of all Net Premium payments allocated to the Fixed Account;
          plus
      2. Any amounts transferred from a Sub-Account to the Fixed Account; plus
      3. Total interest credited to the Fixed Account; minus
      4. Any amounts charged to pay for monthly deductions as they are due;
          minus
      5. Any cash withdrawals or surrenders from the Fixed Account; minus
      6. Any amounts transferred to a Sub-Account from the Fixed Account.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

      The Fixed Account Value, including the Loan Reserve, is guaranteed to accumulate at a minimum effective annual interest rate of 4%. Western Reserve presently credits the Fixed Account Value with current rates in excess of the minimum guarantee but it is not obligated to do so. Western Reserve has no specific formula for determining current interest rates. Some of the factors that Western Reserve may consider, in its sole discretion, in determining whether to credit interest in excess of the 4% guarantee rate are: general economic trends, rates of return currently available and anticipated on the company's investments, regulatory and tax requirements, and competitive factors. The Fixed Account Value will not share in the investment performance of the company's general account or any portion thereof. Because Western Reserve, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited different current interest rates.

      Western Reserve further guarantees that when a higher current interest rate is declared on an allocation to the Fixed Account, that interest rate will be guaranteed on such allocation for at least a one year period (the "Guarantee Period"), unless the Cash Value associated with an allocation has been transferred to the Loan Reserve. Western Reserve reserves the right to apply a different current interest rate to that part of the Cash Value equal to the Loan Reserve. At the end of the Guarantee Period, Western Reserve reserves the right to declare a new current interest rate on such allocation and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). The rate declared on such allocation and accrued interest thereon at the end of each Guarantee Period will be guaranteed again for another Guarantee Period. At the end of any Guarantee Period, any interest credited on the Policy's Cash Value in the Fixed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of Western Reserve. The Policyowner assumes the risk that interest credited may not exceed the guaranteed minimum rate.


      Allocations from the Fixed Account Value to provide: a) cash withdrawal amounts, b) transfers to the Series Account, or c) monthly deduction charges are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.


      Western Reserve reserves the right to change the method of crediting interest from time to time, provided that such changes will not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the Guarantee Period to less than one year.


ALLOCATIONS, TRANSFERS AND WITHDRAWALS


      Net Premium payments and transfers to the Fixed Account will be allocated to the Fixed Account on the first Valuation Date on or following the date Western Reserve receives the payment or transfer request at its Office, except that any allocation of Net Premium received prior to the Policy Date will take place on the Policy Date (or the Record Date, if later).



      For transfers from the Fixed Account to a Sub-Account, Western Reserve reserves the right to require that transfer requests be in writing and received at Western Reserve's Office within 30 days of a Policy Anniversary. Under the

Policy, the maximum amount that may be transferred is limited to the greater of
(a) 25% of the amount in the Fixed Account, or (b) the amount transferred in the prior Policy year from the Fixed Account, unless Western Reserve consents otherwise. Currently, Western Reserve allows 100% of the amount in the Fixed Account to be transferred within 30 days after each Anniversary. The transfer will take place on the day Western Reserve receives the request. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account. Amounts may be withdrawn from the Fixed Account for Cash Withdrawals and Surrenders only upon written request of the Policyowner and are subject to any applicable requirement for a signature guarantee. (See Policy Rights - Surrender Privileges, p. 32.) Western Reserve further reserves the right to defer payment of transfers, Cash Withdrawals, or Surrenders from the Fixed Account for up to six months. In addition, Policy provisions relating to transfers, Cash Withdrawals or Surrenders from the Series Account will also apply to Fixed Account transactions.



                         DISTRIBUTION OF THE POLICIES


      The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Western Reserve, are also registered representatives of ISI, an affiliate of Western Reserve and the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter for promotion and sale of the Policies. ISI is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No amounts have been retained by ISI for acting as principal underwriter for the Policies. The compensation payable to registered representatives who are appointed agents of Western Reserve for sales of the Policies may vary with the Sales Agreement, but is not expected to exceed 65% of all premiums paid during the first Policy year, and 2.20% of all premium payments in years 2 through 10. An additional sales commission of up to 0.10% (ten one-hundredths of one percent) of the Policy's Cash Value is payable on the fifth Policy Anniversary, and on each Anniversary thereafter, provided the Policy's Cash Value at such times, minus any amounts attributable to Policy loans, is at least $10,000. In addition, certain production, persistency and managerial bonuses may also be paid.



                              FEDERAL TAX MATTERS

INTRODUCTION

      The ultimate effect of Federal income taxes on the Cash Value of a Policy and on the economic benefit to the Policyowner or Beneficiary depends on Western Reserve's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on Federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws. Because the discussion herein is based upon Western Reserve's understanding of Federal income tax laws as they are currently interpreted, Western Reserve cannot guarantee the tax status of any Policy. Western Reserve makes no representations regarding the likelihood of continuation of the current Federal income tax laws, Treasury Regulations, or of the current interpretations by the Internal Revenue Service ("IRS"). Western Reserve reserves the right to make changes to the Policy in order to assure that it will continue to qualify as life insurance for tax purposes.

TAX CHARGES

      At the present time, Western Reserve makes no charge for any Federal, state or local taxes (other than premium taxes) that the Company incurs that may be attributable to such Account or to the Policies. Western Reserve, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Series Account or to the Policies.

TAX STATUS OF THE POLICY

      In order to qualify as a life insurance contract for Federal tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of the Policy is not directly addressed by Section 7702. Nevertheless, Western Reserve believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures substandard risks. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

      If it is subsequently determined that a Policy does not satisfy Section 7702, Western Reserve will take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitation allowable under
Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, Western Reserve reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

      Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Series Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Series Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Reg. sec. 1.817-5, which affect how the Fund's assets may be invested. Western Reserve believes that the Fund will be operated in compliance with the requirements prescribed by the Treasury.

      In certain circumstances, owners of variable life insurance policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the owner's gross income. The IRS has stated in published rulings that the owner of a variable life insurance policy will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investment of a segregated asset account may cause the investor (I.E., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."


      The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Series Account. In addition, Western Reserve does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Western Reserve therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Series Account.


      The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


      1. IN GENERAL. Western Reserve believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.


      A change in a Policy's Specified Amount, the payment of an unscheduled premium, the taking of a Policy loan, a cash withdrawal, a total surrender, a change of insured, a Policy Lapse with an outstanding indebtedness, a change in death benefit options, the exchange of a Policy, or the assignment of a Policy may have tax consequences depending upon the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. A competent tax adviser should be consulted for further information.

      The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if a Policyowner is contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, that Policyowner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

      Generally, the Policyowner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from, or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract" under Section 7702A. Section 7702A generally applies to Policies entered into or materially changed after June 20, 1988.

      2. MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether such a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change depends upon the relationship of the death benefit at the time of change to the Cash Value at the time of such change and the additional premiums paid in the seven Policy years starting with the date on which the material change occurs.

      The manner in which the premium limitation and material change rules should be applied to certain features of the Policy and its riders is unclear. Nonetheless, under Western Reserve's current procedures, the Policyowner will be notified at the time a Policy is issued whether, according to Western Reserve's calculations, the Policy is or is not classified as a modified endowment contract based on the premium then received. The Policyowner will also be notified of the amount of the maximum annual premium which, according to, Western Reserve's calculations, can be paid without causing a Policy to be classified as a modified endowment contract.

      Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before making any change to, including an exchange of, a Policy to determine whether such change would cause the Policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

      If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


      3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all pre-death distributions from such a Policy (including distributions upon surrender, distributions made in anticipation of the Policy becoming a modified endowment contract, and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. (Unpaid Policy loan interest will be treated as a loan for these purposes.) Third, a 10% Federal income tax penalty is imposed on the portion of any distribution from, or loan taken from, or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Policyowner attains age 591/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

      4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a cash withdrawal, a decrease in the Policy's death benefit, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and results in a cash distribution to the Policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

      Loans from, or secured by, a Policy that is not a modified endowment contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, the tax treatment of a loan from a Policy that is not a modified endowment contract is uncertain to the extent that the interest rate credited is equal to the interest rate charged on the amount borrowed. A tax advisor should be consulted.

      Finally, distributions (including distributions upon surrender or lapse) or loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% Federal income tax penalty.


      5. POLICY LOAN INTEREST. Interest paid on a Policy loan generally is not tax deductible. Therefore, a Policyowner should consult a competent tax advisor before deducting any Policy loan interest.



      6. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.


      7. MULTIPLE POLICIES. All modified endowment contracts that are issued by Western Reserve (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.


      8. TAX TREATMENT OF POLICY SPLIT. The Policy Split Option permits a Policy to be split into two other individual life insurance contracts upon the occurrence of a divorce of the Joint Insureds, certain changes in Federal estate tax law, or a dissolution of a business partnership of which the partners are Joint Insureds. (See Policy Rights - Policy Split Option, p. 33.) A policy split could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for Federal income tax purposes and, if so treated, whether the individual policies would be classified as modified endowment contracts. Before a Policyowner exercises rights provided by the Policy Split Option, it is important that he or she consult with a competent tax adviser regarding the possible consequences of a policy split.


      9. TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER. Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, Western Reserve believes that for Federal income tax purposes a Single Sum Benefit payment made under the Terminal Illness Accelerated Death Benefit Rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the Insured under the Policy. However, a Policyowner should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting a Single Sum Benefit payment under this Rider.

      10. OTHER TAX CONSIDERATIONS. The transfer of the Policy or the definition of a beneficiary may have Federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policyowner, may have generation skipping transfer tax considerations under Section 2601 of the Code.


      11. BUSINESS-OWNED LIFE INSURANCE. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


      The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which Federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.


POSSIBLE TAX LAW CHANGES

      Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the Federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change.) A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.


EMPLOYMENT-RELATED BENEFIT PLANS

      On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                              SAFEKEEPING OF THE
                            SERIES ACCOUNT'S ASSETS

      Western Reserve holds the assets of the Series Account. The assets are kept physically segregated and held separate and apart from the General Account. Western Reserve maintains records of all purchases and redemptions of Fund shares by each of the Sub-Accounts. Additional protection for the assets of the Series Account is provided by a blanket bond issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $5 million (subject to a $1 million deductible), covering all of the employees of AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $12 million.

                      VOTING RIGHTS OF THE SERIES ACCOUNT

      To the extent required by law, Western Reserve will vote the Fund shares held in the Series Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts of the Series Account. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Western Reserve determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

      The number of votes which a Policyowner has the right to instruct will be calculated separately for each Sub-Account. The number of votes which each Policyowner has the right to instruct will be determined by dividing a Policy's Cash Value in that Sub-Account by $100. Fractional shares will be counted. The number of votes of the Portfolio which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

      Western Reserve will vote Fund shares as to which no timely instructions are received and Fund shares which are not attributable to Policyowners in proportion to the voting instructions which are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast by Western Reserve.

      Each person having a voting interest in a Sub-Account will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

      DISREGARD OF VOTING INSTRUCTIONS.   Western Reserve may, when required by
state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, Western Reserve itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of a Portfolio of the Fund if Western Reserve reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Western Reserve determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event Western Reserve does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

                      STATE REGULATION OF WESTERN RESERVE

      As a life insurance company organized and operated under Ohio law, Western Reserve is subject to provisions governing such companies and to regulation by the Ohio Commissioner of Insurance.

      Western Reserve's books and Accounts are subject to review and examination by the Ohio Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once every three years.

                                  REINSURANCE

      Western Reserve intends to reinsure a portion of the risks assumed under the Policies.

                        EXECUTIVE OFFICERS AND DIRECTORS
                              OF WESTERN RESERVE

JOHN R. KENNEY(1), CHAIRMAN OF THE BOARD OF DIRECTORS, CHIEF EXECUTIVE OFFICER
     AND PRESIDENT. Chairman of the Board of Directors (1987 - present) and Chief Executive Officer (1982 - present), President, (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (1985 - present), President (March, 1993 - present), WRL Series Fund, Inc.; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Management, Inc.; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc.; Chairman of the Board of Directors (February, 1997 - present), AEGON Asset Management Services, Inc., Largo, Florida; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services), Largo, Florida; President and Director (1985 - September, 1990) and Director (December, 1990 - present) Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - present), Chairman (December, 1989 - September, 1990 and November, 1990 - present) and President and Chief Executive Officer (November, 1986 - September, 1990), of IDEX Series Fund; former President and Chief Executive Officer of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.

ALAN M. YAEGER(1), EXECUTIVE VICE PRESIDENT, ACTUARY AND CHIEF FINANCIAL
     OFFICER. Executive Vice President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June,
     1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc.; Director (September, 1996 - present), WRL Investment Services, Inc.; Executive Vice President (September, 1993 - present), WRL Series Fund, Inc.

WILLIAM H. GEIGER(1), SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL.
     Senior Vice President, Secretary and General Counsel (July, 1990 - present), Western Reserve Life Assurance Co. of Ohio; Vice President, Secretary and General Counsel of Pioneer Western

     Corporation (financial services) and Secretary of its subsidiaries (May, 1990 - February, 1991); Vice President and Assistant Secretary (November, 1990 - present) and Secretary (June, 1990 - September, 1990) of IDEX Series Fund; former Secretary of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies), all of Largo, Florida.


G. JOHN HURLEY(1), EXECUTIVE VICE PRESIDENT. Executive Vice President (June, 1993 - present), Western Reserve Life Assurance Co. of Ohio; Executive Vice President (June, 1993 - present), Director (March, 1994 - present) WRL Series Fund, Inc.; Director (September, 1996 - present), WRL Investment Management, Inc.; Director (September, 1996 - present), WRL Investment Services, Inc.; Director, President and Chief Executive Officer (February, 1997 - present), AEGON Asset Management Services, Inc., Largo, Florida; President and Chief Executive Officer (September, 1990 - present), Trustee (June, 1990 - present) and Executive Vice President (June, 1988 - September, 1990) of IDEX Series Fund; former Trustee and Executive Vice President of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991).


ALLAN J. HAMILTON(1), VICE PRESIDENT, TREASURER AND CONTROLLER. Vice President and Controller (1987 - present), Treasurer (February, 1997 - present), Assistant Vice President and Assistant Controller (1983 - 1987), Western Reserve Life Assurance Co. of Ohio; Treasurer and Principal Financial Officer (February, 1997 - present), WRL Series Fund, Inc.; Vice President and Controller (1988 - February, 1991), Pioneer Western Corporation (financial services), Largo, Florida.


PATRICK S. BAIRD, DIRECTOR, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499,
     Director (February, 1991 - present), Western Reserve Life Assurance Co. of Ohio; Vice President and Chief Tax Officer (1984 - present), Chief Financial Officer (1992 - present), AEGON USA, Inc., formerly known as Life Investors, Inc., (financial services holding company), Cedar Rapids, Iowa.


JACK E. ZIMMERMAN, DIRECTOR, 507 St. Michel Circle, Kettering, Ohio 45429,
     Director (1987 - present), Western Reserve Life Assurance Co. of Ohio; Trustee, of IDEX Series Fund; former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Director, Regional Marketing, (1986 - January, 1993), Martin Marietta Corporation, Dayton, Ohio.

LYMAN H. TREADWAY, DIRECTOR, 30195 Chagrin Blvd. Ste. 210N, Cleveland, Ohio
     44124, Director (September, 1994 - present), Western Reserve Life Assurance Co. of Ohio; Consultant (1988 - 1993), Cleveland, Ohio.

JAMES R. WALKER, DIRECTOR, 3320 Office Park Dr., Dayton, Ohio 45439, Director
     (June, 1996 - present) Western Reserve Life Assurance Co. of Ohio; Self-employed, Public Accountant (1996 - present); Partner, C.P.A. (1990 -
     1995), Walker-Davis, C.P.A.'s, Dayton, Ohio.

------------------------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 33758-5068.



                                 LEGAL MATTERS



      Sutherland, Asbill & Brennan LLP, Washington, D.C., has provided advice on certain legal matters concerning Federal securities laws in connection with the Policies. All matters of Ohio law pertaining to the Policy, including the validity of the Policy and Western Reserve's right to issue the Policy under Ohio Insurance Law, have been passed upon by Thomas E. Pierpan, Vice President, Assistant Secretary and Associate General Counsel of Western Reserve.

                               LEGAL PROCEEDINGS

      Western Reserve, like other life insurance companies, is involved in lawsuits. Western Reserve is not aware of any class action lawsuits naming it as a Defendant or involving the Series Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Western Reserve believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Series Account or Western Reserve.


                                    EXPERTS


      The financial statements and schedules of WRL Series Life Account as of December 31, 1997 and for the year then ended have been included herein in reliance upon the report of Price Waterhouse LLP, independent accountants, and upon the authority of that firm as experts in accounting and auditing.

      The financial statements of Western Reserve Life Assurance Co. of Ohio at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein which are based in part on the report of Price Waterhouse LLP, independent accountants. The financial statements referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

      Actuarial matters included in this Prospectus and Registration Statement have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.


                               YEAR 2000 MATTERS


      In October 1996, Western Reserve adopted and presently has in place a Year 2000 Assessment and Planning Project (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compatible. Western Reserve has also engaged the services of a third-party provider that is specialized in Year 2000 issues to work on the Plan.

      As of the date of this Prospectus, Western Reserve has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

      The Year 2000 computer problem, and its resolution, is complex and multifaceted, and success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that the systems or equipment addresses Year 2000 data prior to the Year 2000). Even with the appropriate and diligent pursuit of a well-conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Further, notwithstanding its efforts or results, Western Reserve's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond knowledge or control. See the Fund's prospectus for information on the Fund's preparation for Year 2000.



                            ADDITIONAL INFORMATION


      A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Series Account, Western Reserve and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.


           INFORMATION ABOUT WESTERN RESERVE'S FINANCIAL STATEMENTS


      The financial statements of Western Reserve which are included in this Prospectus (see p. 70) should be considered only as bearing on the ability of Western Reserve to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Series Account.



      Financial statements for Western Reserve for the years ended December 31, 1997, 1996 and 1995, have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles ("GAAP").

                                  APPENDIX A

                           ILLUSTRATION OF BENEFITS


      The tables in Appendix A illustrate the way in which a Policy operates. They show how the death benefit, Cash Value and Net Surrender Value of a Policy issued to Joint Insureds of given ages and a given premium could vary over an extended period of time assuming hypothetical gross rates of return equivalent to constant after tax annual rates of 0%, 6% and 12%. The tables illustrate the Policy values that would result based on the assumptions that the premium is paid as indicated, that the Policyowner has not requested a decrease in the Specified Amount of the Policy, that no cash withdrawals or Policy loans have been made, and that less than twelve transfers per year have been made.

      The death benefits, Cash Values and Net Surrender Values under a Policy would be different from those shown if the actual rate of return averages 0%, 6% or 12% over a period of years, but fluctuated above and below those averages for individual Policy years. They would also differ if any Policy loans were made during the period of time illustrated.


      The illustration on p. 45 is based on a Policy for Joint Insureds who are a 55 year old male and a 55 year old female, both in the Select rate class, annual premiums of $4,000, a $250,000 Specified Amount and death benefit Option
A. The illustrations on that page also assume cost of insurance charges based on Western Reserve's CURRENT cost of insurance rates.

      The illustration on p. 46 is based on the same factors as those on p. 45, except that cost of insurance charges are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).


      The amounts shown for the death benefits, Cash Values and Net Surrender Values take into account (1) the daily charge for assuming mortality and expense risks assessed against each Sub-Account which is equivalent to an annual charge of 0.90% of the average net assets of the Sub-Accounts; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.95% of the average daily net assets of the Portfolios of the Fund; and (3) all applicable premium expense charges and Cash Value charges. The 0.95% average Portfolio expense level assumes an equal allocation of amounts among the fifteen Sub-Accounts and is based on an average 0.76% investment advisory fee and estimated 1997 average normal operating expenses of 0.19% for each of the Portfolios in operation during 1997. Calculation of the average annual expense level utilized annualized actual audited expenses incurred during 1997 for the Money Market (0.48%), Bond (0.64%), Growth (0.87%), Strategic Total Return (0.88%), Global (1.00%), Emerging Growth (0.93%), Aggressive Growth (0.96%), Balanced (0.94%), Growth & Income (0.96%), C.A.S.E. Growth (1.00%), Tactical Asset Allocation (0.87%), Value Equity (0.89%), International Equity (1.50%) and U.S. Equity (1.30%). In addition, because the Third Avenue Value Portfolio had not commenced operations as of December 31, 1997, the estimated average annual Portfolio expense level reflects estimated expenses for this Portfolio at 1.00% for 1998. During 1997, WRL Management had undertaken to pay Fund expenses for each Portfolio to the extent normal operating expenses of a Portfolio exceeded a stated percentage of the Portfolio's average daily net assets. WRL Management has undertaken until April 30, 1999 to pay expenses to the extent normal operating expenses of a Portfolio exceed a stated percentage of the Portfolio's average daily net assets. Taking into account the assumed charges of 1.85%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.85%, 4.15%, and 10.15%.



      The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Series Account because Western Reserve is not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the Series Account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges. (See Charges Against the Series Account - Taxes, p. 30.)



      The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if an amount equal to the premium were invested to earn interest at 5% per year, compounded annually.


      Western Reserve will furnish, upon request, a comparable illustration reflecting each proposed Joint Insured's age, sex, risk classification and desired plan features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                       MALE AND FEMALE BOTH ISSUE AGE 55
            $4,000 ANNUAL PREMIUM FOR NON-SMOKER SELECT RATE CLASS
                           $250,000 SPECIFIED AMOUNT

                         OPTION A - LEVEL DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.



            PREMIUMS                                                  NET
          ACCUMULATED           DEATH BENEFIT                   SURRENDER VALUE                     CASH VALUE
END OF       AT 5%          ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
POLICY      INTEREST             GROSS ANNUAL                     GROSS ANNUAL                     GROSS ANNUAL
YEAR        PER YEAR          RATE OF RETURN OF                RATE OF RETURN OF                RATE OF RETURN OF
-------- ------------- -------------------------------- -------------------------------- --------------------------------
                           0%        6%         12%        0%        6%          12%        0%        6%          12%
                       --------- --------- ------------ -------- ---------- ------------ -------- ---------- ------------
    1         4,200     250,000  250,000      250,000     1,191     1,410        1,629     3,501     3,720        3,939
    2         8,610     250,000  250,000      250,000     4,258     4,915        5,599     6,910     7,567        8,251
    3        13,241     250,000  250,000      250,000     7,404     8,721       10,146    10,224    11,541       12,966
    4        18,103     250,000  250,000      250,000    10,452    12,654       15,133    13,439    15,641       18,120
    5        23,208     250,000  250,000      250,000    13,395    16,711       20,598    16,550    19,867       23,753
    6        28,568     250,000  250,000      250,000    16,234    20,898       26,589    19,558    24,221       29,912
    7        34,196     250,000  250,000      250,000    18,963    25,212       33,154    22,455    28,703       36,645
    8        40,106     250,000  250,000      250,000    21,574    29,649       40,343    25,233    33,308       44,002
    9        46,312     250,000  250,000      250,000    24,054    34,201       48,210    27,881    38,029       52,038
   10        52,827     250,000  250,000      250,000    26,389    38,860       56,816    30,385    42,856       60,811
   15        90,630     250,000  250,000      250,000    42,384    70,658      121,079    42,384    70,658      121,079
   20       138,877     250,000  250,000      250,000    51,918   103,816      219,549    51,918   103,816      219,549
   25       200,454     250,000  250,000      400,088    57,258   142,946      381,036    57,258   142,946      381,036
   30       279,043     250,000  250,000      673,095    54,556   189,261      641,042    54,556   189,261      641,042
   35       379,345     250,000  260,933    1,109,994    37,741   248,507    1,057,137    37,741   248,507    1,057,137
   40       507,359           *  327,208    1,744,782         *   323,968    1,727,507         *   323,968    1,727,507
   45       670,741           *  418,741    2,827,106         *   418,741    2,827,106         *   418,741    2,827,106



                                       INTERNAL RATE OF
             INTERNAL RATE OF           RETURN ON NET               INTERNAL RATE OF
              RETURN ON CASH           SURRENDER VALUE                  RETURN ON
              VALUE ASSUMING               ASSUMING                   DEATH BENEFIT
END OF         HYPOTHETICAL              HYPOTHETICAL             ASSUMING HYPOTHETICAL
POLICY         GROSS ANNUAL              GROSS ANNUAL                 GROSS ANNUAL
YEAR        RATE OF RETURN OF         RATE OF RETURN OF             RATE OF RETURN OF
-------- ------------------------ -------------------------- -------------------------------
            0%       6%     12%      0%       6%       12%       0%         6%        12%
         -------- ------- ------- -------- -------- -------- ---------- ---------- ---------
    1     -12.47   -7.00   -1.53   -70.23   -64.75   -59.27   6,150.00   6,150.00  6,150.00
    2      -9.38   -3.65    2.08   -35.35   -28.40   -21.56     642.15     642.15    642.15
    3      -7.80   -1.94    3.92   -22.27   -15.13    -8.16     258.47     258.47    258.47
    4      -6.86   -0.91    5.04   -16.32    -9.17    -2.22     148.92     148.92    148.92
    5      -6.25   -0.22    5.79   -13.08    -5.93     0.98     100.39     100.39    100.39
    6      -5.82    0.26    6.33   -11.08    -3.94     2.93      73.77      73.77     73.77
    7      -5.52    0.62    6.73    -9.76    -2.62     4.23      57.22      57.22     57.22
    8      -5.31    0.89    7.05    -8.84    -1.70     5.13      46.06      46.06     46.06
    9      -5.16    1.09    7.29    -8.19    -1.03     5.79      38.07      38.07     38.07
   10      -5.07    1.25    7.49    -7.73    -0.53     6.29      32.11      32.11     32.11
   15      -4.49    2.02    8.36    -4.49     2.02     8.36      16.46      16.46     16.46
   20      -4.33    2.42    8.87    -4.33     2.42     8.87       9.93       9.93      9.93
   25      -4.62    2.65    9.20    -4.62     2.65     9.20       6.48       6.48      9.51
   30      -5.74    2.80    9.39    -5.74     2.80     9.39       4.39       4.39      9.63
   35      -9.30    2.99    9.49    -9.30     2.99     9.49       3.02       3.23      9.70
   40          *    3.18    9.57        *     3.18     9.57          *       3.22      9.61
   45          *    3.34    9.65        *     3.34     9.65          *       3.34      9.65


* In the absence of an additional payment, the Policy would lapse.

The Hypothetical Investment Rates of Return Shown Above and Elsewhere in this Prospectus Are Illustrative Only and Should Not Be Deemed A Representation of Past or Future Investment Rates of Return.

Actual Investment Rates of Return May be More or Less Than Those Shown And Will Depend on a Number of Factors, Including the Investment Allocations By An Owner and Different Investment Rates of Return For the Fund. The Death Benefit, Cash Value and Net Surrender Value for a Policy Would be Different From Those Shown if the Actual Investment Rates of Return Averaged 0%, 6%, and 12% Over a Period of Years, But Fluctuated Above or Below that Average for Individual Policy Years. No Representation Can Be Made by Western Reserve or the Fund that These Hypothetical Investment Rates of Return Can Be Achieved For Any One Year or Sustained Over Any Period of Time. This Illustration Must Be Preceded or Accompanied By A Current Prospectus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                       MALE AND FEMALE BOTH ISSUE AGE 55
            $4,000 ANNUAL PREMIUM FOR NON-SMOKER SELECT RATE CLASS
                           $250,000 SPECIFIED AMOUNT
                        OPTION A - LEVEL DEATH BENEFIT
       THIS ILLUSTRATION IS BASED ON GUARANTEED COST OF INSURANCE RATES.




            PREMIUMS                                                  NET
          ACCUMULATED           DEATH BENEFIT                   SURRENDER VALUE                     CASH VALUE
END OF       AT 5%          ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
POLICY      INTEREST             GROSS ANNUAL                     GROSS ANNUAL                     GROSS ANNUAL
YEAR        PER YEAR          RATE OF RETURN OF                RATE OF RETURN OF                RATE OF RETURN OF
-------- ------------- -------------------------------- -------------------------------- --------------------------------
                           0%        6%         12%        0%        6%          12%        0%        6%          12%
                       --------- --------- ------------ -------- ---------- ------------ -------- ---------- ------------
    1         4,200     250,000   250,000     250,000     1,191     1,410        1,629     3,501     3,720        3,939
    2         8,610     250,000   250,000     250,000     4,258     4,915        5,599     6,910     7,567        8,251
    3        13,241     250,000   250,000     250,000     7,404     8,721       10,146    10,224    11,541       12,966
    4        18,103     250,000   250,000     250,000    10,452    12,654       15,133    13,439    15,641       18,120
    5        23,208     250,000   250,000     250,000    13,395    16,711       20,598    16,550    19,867       23,753
    6        28,568     250,000   250,000     250,000    16,228    20,891       26,582    19,551    24,215       29,906
    7        34,196     250,000   250,000     250,000    18,942    25,190       33,131    22,433    28,681       36,623
    8        40,106     250,000   250,000     250,000    21,525    29,598       40,291    25,185    33,257       43,950
    9        46,312     250,000   250,000     250,000    23,962    34,105       48,110    27,789    37,932       51,938
   10        52,827     250,000   250,000     250,000    26,232    38,694       56,643    30,227    42,689       60,638
   15        90,630     250,000   250,000     250,000    40,392    68,608      119,128    40,392    68,608      119,128
   20       138,877     250,000   250,000     250,000    41,430    93,459      212,017    41,430    93,459      212,017
   25       200,454     250,000   250,000     384,530    21,137   109,679      366,219    21,137   109,679      366,219
   30       279,043           *   250,000     639,306         *   101,176      608,863         *   101,176      608,863
   35       379,345           *   250,000   1,028,128         *     5,481      979,169         *     5,481      979,169
   40       507,359           *         *   1,578,852         *         *    1,563,220         *         *    1,563,220
   45       670,741           *         *   2,560,711         *         *    2,560,711         *         *    2,560,711



                                        INTERNAL RATE OF
             INTERNAL RATE OF            RETURN ON NET               INTERNAL RATE OF
              RETURN ON CASH            SURRENDER VALUE                  RETURN ON
              VALUE ASSUMING                ASSUMING                   DEATH BENEFIT
END OF         HYPOTHETICAL               HYPOTHETICAL             ASSUMING HYPOTHETICAL
POLICY         GROSS ANNUAL               GROSS ANNUAL                 GROSS ANNUAL
YEAR         RATE OF RETURN OF         RATE OF RETURN OF             RATE OF RETURN OF
-------- ------------------------- -------------------------- -------------------------------
            0%       6%      12%      0%       6%       12%       0%         6%        12%
         -------- -------- ------- -------- -------- -------- ---------- ---------- ---------
    1     -12.47    -7.00   -1.53   -70.23   -64.75   -59.27   6,150.00   6,150.00  6,150.00
    2      -9.38    -3.65    2.08   -35.35   -28.40   -21.56     642.15     642.15    642.15
    3      -7.80    -1.94    3.92   -22.27   -15.13    -8.16     258.47     258.47    258.47
    4      -6.86    -0.91    5.04   -16.32    -9.17    -2.22     148.92     148.92    148.92
    5      -6.25    -0.22    5.79   -13.08    -5.93     0.98     100.39     100.39    100.39
    6      -5.83     0.25    6.32   -11.09    -3.95     2.93      73.77      73.77     73.77
    7      -5.54     0.60    6.72    -9.79    -2.64     4.21      57.22      57.22     57.22
    8      -5.35     0.86    7.02    -8.98    -1.74     5.10      46.06      46.06     46.06
    9      -5.23     1.04    7.26    -8.27    -1.08     5.75      38.07      38.07     38.07
   10      -5.17     1.18    7.44    -7.84    -0.60     6.24      32.11      32.11     32.11
   15      -5.13     1.66    8.18    -5.13     1.66     8.18      16.46      16.46     16.46
   20      -6.80     1.46    8.58    -6.80     1.46     8.58       9.93       9.93      9.93
   25     -15.73     0.70    8.95   -15.73     0.70     8.95       6.48       6.48      9.26
   30          *    -1.13    9.12        *    -1.13     9.12          *       4.39      9.37
   35          *   -42.19    9.17        *   -42.19     9.17          *       3.02      9.38
   40          *        *    9.21        *        *     9.21          *          *      9.25
   45          *        *    9.34        *        *     9.34          *          *      9.34


* In the absence of an additional payment, the Policy would lapse.

The Hypothetical Investment Rates of Return Shown Above and Elsewhere in this Prospectus Are Illustrative Only and Should Not Be Deemed A Representation of Past or Future Investment Rates of Return.

Actual Investment Rates of Return May be More or Less Than Those Shown And Will Depend on a Number of Factors, Including the Investment Allocations By An Owner and Different Investment Rates of Return For the Fund. The Death Benefit, Cash Value and Net Surrender Value for a Policy Would be Different From Those Shown if the Actual Investment Rates of Return Averaged 0%, 6%, and 12% Over a Period of Years, But Fluctuated Above or Below that Average for Individual Policy Years. No Representation Can Be Made by Western Reserve or the Fund that These Hypothetical Investment Rates of Return Can Be Achieved For Any One Year or Sustained Over Any Period of Time. This Illustration Must Be Preceded or Accompanied By A Current Prospectus.

                                  APPENDIX B

                         WEALTH INDICES OF INVESTMENTS
                          IN THE U.S. CAPITAL MARKETS

      The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1997. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

      Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 72-year period: investments of $1.00 in these assets would have grown to $1,828.33 and $5,519.97, respectively, by year-end 1997. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $39.07.


      The lowest-risk strategy over the past 72 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1997 period.





[GRAPHIC OMITTED]


* Source: (c) STOCKS, BONDS, BILLS AND INFLATION 1998 YEARBOOK/trademark/, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                    --------------------------------------
                   COMPOUND ANNUAL RATES OF RETURN BY DECADE




                              1920s*     1930s      1940s      1950s      1960s       1970s      1980s     1990s**     1988-97
Large Company ............   19.2%      -0.1%         9.2%    19.4%         7.8%        5.9%    17.5%        16.6%    18.0%
Small Company ............   -4.5       1.4          2.07     16.9         15.5        11.5     15.8         16.5     16.5
Long-Term Corp. ..........   5.2        6.9           2.7     1.0           1.7         6.2     13.0         10.2     10.8
Long-Term Govt. ..........   5.0        4.9           3.2     -0.1          1.4         5.5     12.6         10.7     11.3
Inter-Term Govt. .........   4.2        4.6           1.8     1.3           3.5         7.0     11.9          8.0     8.3
Treasury Bills ...........   3.7        0.6           0.4     1.9           3.9         6.3     8.9           5.0     5.4
Inflation ................   -1.1       -2.0          5.4     2.2           2.5         7.4     5.1           3.1     3.4


------------------------------

 * Based on the period 1926-1929.

** Based on the period 1990-1997.

Source: (c) STOCKS, BONDS, BILLS AND INFLATION 1998 YEARBOOK/trademark/, Ibbotson Associates, Inc., Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

            THE WRL FREEDOM WEALTH PROTECTOR/registered trademark/
              AND THE "DOLLAR COST AVERAGING" INVESTMENT STRATEGY



      As the Long Term Market Trends graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high grade debt securities.


      The relative volatility of common stock prices as compared with prices of high grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.



      Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging strategy of investing demonstrates this.


In this strategy of investing:



      /bullet/ Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually),


      /bullet/ Stock Market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS


   Investments at      Common Stock      Shares
 Regular Intervals     Market Price     Purchased
-------------------   --------------   ----------
       $150                 $20            7.5
         150                 15           10.0
         150                 10           15.0
         150                  5           30.0
         150                 10           15.0
         150                 15           10.0
   -----------                            ----
       $900                               87.5


Total Value of 87.5 shares @ $15/share     $1,312.50
Less Investment made                        (900.00)
                                           ---------
Gain/Profit                                $ 412.50


      Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging strategy is for the investor who can continue to invest relatively constant amounts over a long period of time.


      This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of market fluctuations.

      How does the dollar cost averaging method relate to the WRL Freedom Wealth Protector/registered trademark/? A Policyowner may invest his or her Net Premium in a Sub-Account, and although a Policy's value in a Sub-Account or Sub-Accounts is affected by several factors other than investment experience (E.G., Cash Value charges and charges against the Series Account), the dollar cost averaging method can be generally applied to the Policy to the extent that the Policyowner pays a Planned

Periodic Premium on a regular basis and he or she allocates Net Premium resulting from those Planned Periodic Premiums to the Sub-Accounts in relatively constant amounts.

                         INDEX TO FINANCIAL STATEMENTS

WRL Series Life Account:

      Report of Independent Accountants dated January 30, 1998

      Statements of assets, liabilities and equity accounts and statements of operations for the year ended December 31, 1997

      Statements of changes in equity accounts for the years ended December 31, 1997 and 1996

      Selected per unit data and ratios for the years ended December 31, 1997, 1996, 1995, 1994 and 1993

      Notes to Financial Statements

Western Reserve Life Assurance Co. of Ohio:

      Report of Independent Auditors dated February 27, 1998

      Statutory-basis balance sheets at December 31, 1997 and 1996

      Statutory-basis statements of operations for the years ended December 31, 1997, 1996 and 1995

      Statutory-basis statements of changes in capital and surplus for the years ended December 31, 1997, 1996 and 1995

      Statutory-basis statements of cash flows for the years ended December 31, 1997, 1996 and 1995


      Notes to Statutory-basis financial statements


      Statutory-basis financial statement schedules


WRL00053-01/98

                            WRL SERIES LIFE ACCOUNT


                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Western Reserve Life Assurance Co. of Ohio and Policy Owners of the WRL Series Life Account

     In our opinion, the accompanying statements of assets, liabilities and equity accounts and the related statements of operations and of changes in equity accounts and the selected per unit data and ratios present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the WRL Series Life Account (a separate account of Western Reserve Life Assurance Co. of Ohio, hereafter referred to as the "Life Account") at December 31, 1997, the results of each of their operations, the changes in each of their equity accounts and the selected per unit data and ratios for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data and ratios (hereafter referred to as "financial statements") are the responsibility of the Life Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[GRAPHIC OMITTED]


     PRICE WATERHOUSE LLP
     Kansas City, Missouri
     January 30, 1998

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS
At December 31, 1997
All amounts (except unit value, units and shares) in thousands


                                               Money Market           Bond              Growth
                                               Sub-Account        Sub-Account        Sub-Account
ASSETS:
 Investments
  Investment in WRL Series Fund, Inc.:
   Shares ................................         16,381,111         1,581,226          12,215,272
                                            =================   ===============   =================
   Cost ..................................  $          16,381   $        17,287   $         359,253
                                            =================   ===============   =================
  Investments at net asset value .........  $          16,381   $        17,618   $         450,062
  Accrued transfers from depositor .......                 59                39                 209
                                            -----------------   ---------------   -----------------
   Total assets ..........................             16,440            17,657             450,271
                                            -----------------   ---------------   -----------------
LIABILITIES: .............................                  0                 0                   0
                                            -----------------   ---------------   -----------------
   Net assets ............................  $          16,440   $        17,657   $         450,271
                                            =================   ===============   =================
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units .................................   1,019,515.089795    835,870.193630    7,972,011.504966
                                            =================   ===============   =================
   Unit value ............................  $       16.125159   $     21.123535   $       56.481417
                                            =================   ===============   =================
   Policy Owners' equity .................  $          16,440   $        17,657   $         450,271
                                            -----------------   ---------------   -----------------
 Depositor's equity:
   Units .................................                N/A               N/A                 N/A
                                            =================   ===============   =================
   Unit value ............................  $             N/A   $           N/A   $             N/A
                                            =================   ===============   =================
   Depositor's equity ....................  $             N/A   $           N/A   $             N/A
                                            -----------------   ---------------   -----------------
   Total equity ..........................  $          16,440   $        17,657   $         450,271
                                            =================   ===============   =================


                                                                     Strategic
                                                   Global           Total Return      Emerging Growth    Aggressive Growth
                                                Sub-Account       Sub-Account (a)       Sub-Account         Sub-Account
 ASSETS:
  Investments
   Investment in WRL Series Fund, Inc.:
    Shares ................................          7,604,927           5,163,177           8,082,693           5,890,842
                                             =================   =================   =================   =================
    Cost ..................................  $         135,839   $          66,903   $         133,448   $          85,485
                                             =================   =================   =================   =================
   Investments at net asset value .........  $         144,823   $          80,673   $         164,625   $          94,517
   Accrued transfers from depositor .......                194                  80                  77                 135
                                             -----------------   -----------------   -----------------   -----------------
    Total assets ..........................            145,017              80,753             164,702              94,652
                                             -----------------   -----------------   -----------------   -----------------
 LIABILITIES: .............................                  0                   0                   0                   0
                                             -----------------   -----------------   -----------------   -----------------
    Net assets ............................  $         145,017   $          80,753   $         164,702   $          94,652
                                             =================   =================   =================   =================
 EQUITY ACCOUNTS:
  Policy Owners' equity:
    Units .................................   8,144,902.999720    4,270,324.925754    7,013,376.822852    5,230,271.098013
                                             =================   =================   =================   =================
    Unit value ............................  $       17.804656   $       18.910375   $       23.484030   $       18.096966
                                             =================   =================   =================   =================
    Policy Owners' equity .................  $         145,017   $          80,753   $         164,702   $          94,652
                                             -----------------   -----------------   -----------------   -----------------
  Depositor's equity:
    Units .................................                N/A                 N/A                 N/A                 N/A
                                             =================   =================   =================   =================
    Unit value ............................  $             N/A   $             N/A   $             N/A   $             N/A
                                             =================   =================   =================   =================
    Depositor's equity ....................  $             N/A   $             N/A   $             N/A   $             N/A
                                             -----------------   -----------------   -----------------   -----------------
    Total equity ..........................  $         145,017   $          80,753   $         164,702   $          94,652
                                             =================   =================   =================   =================

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS, LIABILITIES AND EQUITY ACCOUNTS
At December 31, 1997
All amounts (except unit value, units and shares) in thousands


                                                                        Growth &          Tactical Asset
                                                    Balanced             Income             Allocation
                                                  Sub-Account       Sub-Account (b)        Sub-Account
ASSETS:
 Investments
  Investment in WRL Series Fund, Inc.:
   Shares ..................................            891,005             718,410             2,124,794
                                                ===============     ===============     =================
   Cost ....................................    $        10,023     $         8,540     $          26,436
                                                ===============     ===============     =================
  Investments at net asset value ...........    $        10,700     $         9,022     $          28,925
  Accrued transfers from depositor .........                 16                  41                   198
                                                ---------------     ---------------     -----------------
   Total assets ............................             10,716               9,063                29,123
                                                ---------------     ---------------     -----------------
LIABILITIES: ...............................                  0                   0                     0
                                                ---------------     ---------------     -----------------
   Net assets ..............................    $        10,716     $         9,063     $          29,123
                                                ===============     ===============     =================
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units ...................................     756,353.665747      563,129.649597      1,867,261.033017
                                                ===============     ===============     =================
   Unit value ..............................    $     14.168361     $     16.093919     $       15.596453
                                                ===============     ===============     =================
   Policy Owners' equity ...................    $        10,716     $         9,063     $          29,123
                                                ---------------     ---------------     -----------------
 Depositor's equity:
   Units ...................................                N/A                 N/A                   N/A
                                                ===============     ===============     =================
   Unit value ..............................    $           N/A     $           N/A     $             N/A
                                                ===============     ===============     =================
   Depositor's equity ......................    $           N/A     $           N/A     $             N/A
                                                ---------------     ---------------     -----------------
   Total equity ............................    $        10,716     $         9,063     $          29,123
                                                ===============     ===============     =================


                                              C.A.S.E. Growth      Value Equity     International Equity     U.S. Equity
                                                Sub-Account        Sub-Account         Sub-Account (c)     Sub-Account (c)
ASSETS:
 Investments
  Investment in WRL Series Fund, Inc.:
   Shares ..................................          851,094           1,916,676              213,262             265,402
                                              ===============   =================      ===============     ===============
   Cost ....................................  $        12,159   $          23,473      $         2,386     $         3,232
                                              ===============   =================      ===============     ===============
  Investments at net asset value ...........  $        11,924   $          26,651      $         2,283     $         3,247
  Accrued transfers from depositor .........               22                  63                    6                  11
                                              ---------------   -----------------      ---------------     ---------------
  Total assets .............................           11,946              26,714                2,289               3,258
                                              ---------------   -----------------      ---------------     ---------------
LIABILITIES: ...............................                0                   0                    0                   0
                                              ---------------   -----------------      ---------------     ---------------
   Net assets ..............................  $        11,946   $          26,714      $         2,289     $         3,258
                                              ===============   =================      ===============     ===============
EQUITY ACCOUNTS:
 Policy Owners' equity:
   Units ...................................   969,379.081066    1,915,887.724063       214,889.042226      258,812.833059
                                              ===============   =================      ===============     ===============
   Unit value ..............................  $     12.322854   $       13.943236      $     10.654082     $     12.588589
                                              ===============   =================      ===============     ===============
   Policy Owners' equity ...................  $        11,946   $          26,714      $         2,289     $         3,258
                                              ---------------   -----------------      ---------------     ---------------
 Depositor's equity:
   Units ...................................              N/A                N/A                   N/A                 N/A
                                              ===============   =================      ===============     ===============
   Unit value ..............................  $           N/A   $             N/A      $           N/A     $           N/A
                                              ===============   =================      ===============     ===============
   Depositor's equity ......................  $           N/A   $             N/A      $           N/A     $           N/A
                                              ---------------   -----------------      ---------------     ---------------
   Total equity ............................  $        11,946   $          26,714      $         2,289     $         3,258
                                              ===============   =================      ===============     ===============

(a) Prior to May 1, 1997, this sub-account was known as Equity-Income.
(b) Prior to May 1, 1997, this sub-account was known as Utility.
(c) The inception date of this sub-account was January 2, 1997.

WRL SERIES LIFE ACCOUNT
STATEMENT OF OPERATIONS
For the year ended December 31, 1997
All amounts in thousands


                                                                                Money Market       Bond        Growth
                                                                                 Sub-Account   Sub-Account   Sub-Account
INVESTMENT INCOME:
 Dividend income .............................................................      $ 772        $   778      $  3,046
 Capital gain distributions ..................................................          0              0        44,809
                                                                                    -----        -------      --------
                                                                                      772            778        47,855
EXPENSES:
 Mortality and expense risk ..................................................        133            117         3,649
                                                                                    -----        -------      --------
  Net investment income (loss) ...............................................        639            661        44,206
                                                                                    -----        -------      --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from securities transactions ......................          0           (191)        5,459
  Change in unrealized appreciation (depreciation) ...........................          0            609         9,779
                                                                                    -----        -------      --------
   Net gain (loss) on investments ............................................          0            418        15,238
                                                                                    -----        -------      --------
    Net increase (decrease) in equity accounts resulting from operations .....      $ 639        $ 1,079      $ 59,444
                                                                                    =====        =======      ========


                                                                               Global
                                                                            Sub-Account
 INVESTMENT INCOME:
  Dividend income ........................................................   $  8,033
  Capital gain distributions .............................................      8,885
                                                                             --------
                                                                               16,918
 EXPENSES:
  Mortality and expense risk .............................................      1,059
                                                                             --------
   Net investment income (loss) ..........................................     15,859
                                                                             --------
 NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from securities transactions .................        910
   Change in unrealized appreciation (depreciation) ......................       (105)
                                                                             --------
    Net gain (loss) on investments .......................................        805
                                                                             --------
     Net increase (decrease) in equity accounts resulting from operations    $ 16,664
                                                                             ========



                                                                               Strategic        Emerging    Aggressive
                                                                              Total Return       Growth       Growth
                                                                            Sub-Account (a)   Sub-Account   Sub-Account
 INVESTMENT INCOME:
  Dividend income ........................................................      $  1,894        $      0     $  2,430
  Capital gain distributions .............................................         4,821          15,057        6,045
                                                                                --------        --------     --------
                                                                                   6,715          15,057        8,475
 EXPENSES:
  Mortality and expense risk .............................................           614           1,216          680
                                                                                --------        --------     --------
   Net investment income (loss) ..........................................         6,101          13,841        7,795
                                                                                --------        --------     --------
 NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from securities transactions .................           484           2,278        1,053
   Change in unrealized appreciation (depreciation) ......................         6,037           8,654        5,471
                                                                                --------        --------     --------
    Net gain (loss) on investments .......................................         6,521          10,932        6,524
                                                                                --------        --------     --------
     Net increase (decrease) in equity accounts resulting from operations       $ 12,622        $ 24,773     $ 14,319
                                                                                ========        ========     ========

WRL SERIES LIFE ACCOUNT
STATEMENT OF OPERATIONS
For the year ended December 31, 1997
All amounts in thousands


                                                                                             Growth &      Tactical Asset
                                                                             Balanced         Income         Allocation
                                                                           Sub-Account   Sub-Account (b)    Sub-Account
INVESTMENT INCOME:
 Dividend income ........................................................    $   548         $   670          $ 1,051
 Capital gain distributions .............................................        521             603            1,072
                                                                             -------         -------          -------
                                                                               1,069           1,273            2,123
EXPENSES:
 Mortality and expense risk .............................................         77              59              210
                                                                             -------         -------          -------
  Net investment income (loss) ..........................................        992           1,214            1,913
                                                                             -------         -------          -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from securities transactions .................        114             137              339
  Change in unrealized appreciation (depreciation) ......................        112             146            1,023
                                                                             -------         -------          -------
   Net gain (loss) on investments .......................................        226             283            1,362
                                                                             -------         -------          -------
    Net increase (decrease) in equity accounts resulting from operations     $ 1,218         $ 1,497          $ 3,275
                                                                             =======         =======          =======


                                                                           C.A.S.E. Growth   Value Equity
                                                                             Sub-Account      Sub-Account
INVESTMENT INCOME:
 Dividend income ........................................................      $   979          $   292
 Capital gain distributions .............................................           85               46
                                                                               -------          -------
                                                                                 1,064              338
EXPENSES:
 Mortality and expense risk .............................................           70              155
                                                                               -------          -------
  Net investment income (loss) ..........................................          994              183
                                                                               -------          -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from securities transactions .................          205              393
  Change in unrealized appreciation (depreciation) ......................         (457)           2,645
                                                                               -------          -------
   Net gain (loss) on investments .......................................         (252)           3,038
                                                                               -------          -------
    Net increase (decrease) in equity accounts resulting from operations       $   742          $ 3,221
                                                                               =======          =======



                                                                            International         U.S.
                                                                                Equity           Equity
                                                                           Sub-Account (c)   Sub-Account (c)
INVESTMENT INCOME:
 Dividend income ........................................................      $    10            $ 108
 Capital gain distributions .............................................            0               11
                                                                               -------            -----
                                                                                    10              119
EXPENSES:
 Mortality and expense risk .............................................           14               12
                                                                               -------            -----
  Net investment income (loss) ..........................................           (4)             107
                                                                               --------           -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from securities transactions .................          134               81
  Change in unrealized appreciation (depreciation) ......................         (103)              15
                                                                               -------            -----
   Net gain (loss) on investments .......................................           31               96
                                                                               -------            -----
    Net increase (decrease) in equity accounts resulting from operations       $    27            $ 203
                                                                               =======            =====

(a) Prior to May 1, 1997, this sub-account was known as Equity-Income.
(b) Prior to May 1, 1997, this sub-account was known as Utility.
(c) The inception date of this sub-account was January 2, 1997.

WRL SERIES LIFE ACCOUNT
STATEMENT OF CHANGES IN EQUITY ACCOUNTS
For the year ended
All amounts in thousands


                                                                  Money Market                 Bond
                                                                   Sub-Account             Sub-Account
                                                                   December 31             December 31
                                                             ----------------------- ------------------------
                                                                 1997        1996        1997        1996
                                                             ----------- ----------- ----------- ------------
OPERATIONS:
  Net investment income (loss) .............................  $    639    $    491    $    661     $    553
  Net gain (loss) on investments ...........................         0           0         418         (614)
                                                              --------    --------    --------     --------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................       639         491       1,079          (61)
                                                              --------    --------    --------     --------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................     7,719       5,217       7,506        3,452
                                                              --------    --------    --------     --------
  Less cost of units redeemed:
   Administrative charges ..................................     3,108       2,639       1,633        1,314
   Policy loans ............................................       687         286         428          191
   Surrender benefits ......................................       854         776         437          339
   Death benefits ..........................................         9          26          15           28
                                                              --------    --------    --------     --------
                                                                 4,658       3,727       2,513        1,872
                                                              --------    --------    --------     --------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................     3,061       1,490       4,993        1,580
                                                              --------    --------    --------     --------
   Net increase (decrease) in equity accounts ..............     3,700       1,981       6,072        1,519
  Depositor's equity contribution (net redemption) .........         0           0           0            0
EQUITY ACCOUNTS:
  Beginning of period ......................................    12,740      10,759      11,585       10,066
                                                              --------    --------    --------     --------
  End of period ............................................  $ 16,440    $ 12,740    $ 17,657     $ 11,585
                                                              ========    ========    ========     ========



                                                                      Growth
                                                                    Sub-Account
                                                                    December 31
                                                             -------------------------
                                                                 1997         1996
                                                             ------------ ------------
OPERATIONS:
  Net investment income (loss) .............................  $  44,206    $  19,310
  Net gain (loss) on investments ...........................     15,238       26,919
                                                              ---------    ---------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................     59,444       46,229
                                                              ---------    ---------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................    106,236       91,556
                                                              ---------    ---------
  Less cost of units redeemed:
   Administrative charges ..................................     37,231       29,331
   Policy loans ............................................     11,212        8,443
   Surrender benefits ......................................     15,746       12,386
   Death benefits ..........................................        711          601
                                                              ---------    ---------
                                                                 64,900       50,761
                                                              ---------    ---------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................     41,336       40,795
                                                              ---------    ---------
   Net increase (decrease) in equity accounts ..............    100,780       87,024
  Depositor's equity contribution (net redemption) .........          0            0
EQUITY ACCOUNTS:
  Beginning of period ......................................    349,491      262,467
                                                              ---------    ---------
  End of period ............................................  $ 450,271    $ 349,491
                                                              =========    =========


                                                                                                     Strategic
                                                                         Global                    Total Return
                                                                       Sub-Account                Sub-Account (a)
                                                                       December 31                  December 31
                                                               ---------------------------   -------------------------
                                                                   1997           1996           1997          1996
                                                               ------------   ------------   -----------   -----------
OPERATIONS:
  Net investment income (loss) .............................    $  15,859       $  6,524      $  6,101      $  2,646
  Net gain (loss) on investments ...........................          805          6,374         6,521         3,636
                                                                ---------       --------      --------      --------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................       16,664         12,898        12,622         6,282
                                                                ---------       --------      --------      --------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................       64,272         43,697        22,072        16,832
                                                                ---------       --------      --------      --------
  Less cost of units redeemed:
   Administrative charges ..................................       12,590          6,463         6,025         4,528
   Policy loans ............................................        2,948          1,466         1,624           921
   Surrender benefits ......................................        3,391          2,226         2,044         1,301
   Death benefits ..........................................          149             62           148           112
                                                                ---------       --------      --------      --------
                                                                   19,078         10,217         9,841         6,862
                                                                ---------       --------      --------      --------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................       45,194         33,480        12,231         9,970
                                                                ---------       --------      --------      --------
   Net increase (decrease) in equity accounts ..............       61,858         46,378        24,853        16,252
  Depositor's equity contribution (net redemption) .........            0           (268)            0             0
EQUITY ACCOUNTS:
  Beginning of period ......................................       83,159         37,049        55,900        39,648
                                                                ---------       --------      --------      --------
  End of period ............................................    $ 145,017       $ 83,159      $ 80,753      $ 55,900
                                                                =========       ========      ========      ========

WRL SERIES LIFE ACCOUNT
STATEMENT OF CHANGES IN EQUITY ACCOUNTS
For the year ended
All amounts in thousands


                                                                  Emerging Growth
                                                                    Sub-Account
                                                                    December 31
                                                             -------------------------
                                                                 1997         1996
                                                             ------------ ------------
OPERATIONS:
  Net investment income (loss) .............................  $  13,841    $   3,935
  Net gain (loss) on investments ...........................     10,932        9,284
                                                              ---------    ---------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................     24,773       13,219
                                                              ---------    ---------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................     54,392       40,944
                                                              ---------    ---------
  Less cost of units redeemed:
   Administrative charges ..................................     14,518        9,201
   Policy loans ............................................      3,692        2,096
   Surrender benefits ......................................      3,986        2,754
   Death benefits ..........................................        192           92
                                                              ---------    ---------
                                                                 22,388       14,143
                                                              ---------    ---------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................     32,004       26,801
                                                              ---------    ---------
   Net increase (decrease) in equity accounts ..............     56,777       40,020
  Depositor's equity contribution (net redemption) .........          0            0
EQUITY ACCOUNTS:
  Beginning of period ......................................    107,925       67,905
                                                              ---------    ---------
  End of period ............................................  $ 164,702    $ 107,925
                                                              =========    =========



                                                                Aggressive Growth           Balanced
                                                                   Sub-Account             Sub-Account
                                                                   December 31             December 31
                                                             ----------------------- -----------------------
                                                                 1997        1996        1997        1996
                                                             ----------- ----------- ----------- -----------
OPERATIONS:
  Net investment income (loss) .............................  $  7,795    $  1,139    $    992     $   154
  Net gain (loss) on investments ...........................     6,524       2,797         226         341
                                                              --------    --------    --------     -------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................    14,319       3,936       1,218         495
                                                              --------    --------    --------     -------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................    40,282      26,224       4,373       3,090
                                                              --------    --------    --------     -------
  Less cost of units redeemed:
   Administrative charges ..................................     9,888       6,413         958         575
   Policy loans ............................................     1,926         863         179          78
   Surrender benefits ......................................     2,485       1,350         153          85
   Death benefits ..........................................        58          30           3           4
                                                              --------    --------    --------     -------
                                                                14,357       8,656       1,293         742
                                                              --------    --------    --------     -------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................    25,925      17,568       3,080       2,348
                                                              --------    --------    --------     -------
   Net increase (decrease) in equity accounts ..............    40,244      21,504       4,298       2,843
  Depositor's equity contribution (net redemption) .........         0           0           0        (220)
EQUITY ACCOUNTS:
  Beginning of period ......................................    54,408      32,904       6,418       3,795
                                                              --------    --------    --------     -------
  End of period ............................................  $ 94,652    $ 54,408    $ 10,716     $ 6,418
                                                              ========    ========    ========     =======


                                                                   Growth &            Tactical Asset
                                                                    Income               Allocation
                                                                Sub-Account (b)          Sub-Account
                                                                  December 31            December 31
                                                             --------------------- -----------------------
                                                                1997       1996        1997        1996
                                                             --------- ----------- ----------- -----------
OPERATIONS:
  Net investment income (loss) .............................  $ 1,214    $   246    $  1,913    $    584
  Net gain (loss) on investments ...........................      283        210       1,362       1,179
                                                              -------    -------    --------    --------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................    1,497        456       3,275       1,763
                                                              -------    -------    --------    --------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................    3,232      3,245      11,386       9,062
                                                              -------    -------    --------    --------
  Less cost of units redeemed:
   Administrative charges ..................................      733        440       2,219       1,135
   Policy loans ............................................      163         73         463         306
   Surrender benefits ......................................      260         82         742         866
   Death benefits ..........................................       11          3          60          18
                                                              -------    -------    --------    --------
                                                                1,167        598       3,484       2,325
                                                              -------    -------    --------    --------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................    2,065      2,647       7,902       6,737
                                                              -------    -------    --------    --------
   Net increase (decrease) in equity accounts ..............    3,562      3,103      11,177       8,500
  Depositor's equity contribution (net redemption) .........        0       (233)          0           0
EQUITY ACCOUNTS:
  Beginning of period ......................................    5,501      2,631      17,946       9,446
                                                              -------    -------    --------    --------
  End of period ............................................  $ 9,063    $ 5,501    $ 29,123    $ 17,946
                                                              =======    =======    ========    ========



                                                                 C.A.S.E. Growth
                                                                   Sub-Account
                                                                   December 31
                                                             -----------------------
                                                                 1997        1996
                                                             ------------ ----------
OPERATIONS:
  Net investment income (loss) .............................   $    994    $    70
  Net gain (loss) on investments ...........................       (252)       228
                                                               --------    -------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................        742        298
                                                               --------    -------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................      8,029      4,302
                                                               --------    -------
  Less cost of units redeemed:
   Administrative charges ..................................        970        140
   Policy loans ............................................        146          7
   Surrender benefits ......................................        144         12
   Death benefits ..........................................          6          0
                                                               --------    -------
                                                                  1,266        159
                                                               --------    -------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................      6,763      4,143
                                                               --------    -------
   Net increase (decrease) in equity accounts ..............      7,505      4,441
  Depositor's equity contribution (net redemption) .........        (25)        25
EQUITY ACCOUNTS:
  Beginning of period ......................................      4,466          0
                                                               --------    -------
  End of period ............................................   $ 11,946    $ 4,466
                                                               ========    =======

WRL SERIES LIFE ACCOUNT
STATEMENT OF CHANGES IN EQUITY ACCOUNTS
For the year ended
All amounts in thousands


                                                                     Value Equity
                                                                     Sub-Account
                                                                     December 31
                                                               ------------------------
                                                                   1997        1996 (c)
                                                               ------------   ---------
OPERATIONS:
  Net investment income (loss) .............................     $    183      $    19
  Net gain (loss) on investments ...........................        3,038          603
                                                                 --------      -------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................        3,221          622
                                                                 --------      -------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................       17,023        8,292
                                                                 --------      -------
  Less cost of units redeemed:
   Administrative charges ..................................        1,257          153
   Policy loans ............................................          542           36
   Surrender benefits ......................................          388           38
   Death benefits ..........................................            0            0
                                                                 --------      -------
                                                                    2,187          227
                                                                 --------      -------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................       14,836        8,065
                                                                 --------      -------
   Net increase (decrease) in equity accounts ..............       18,057        8,687
  Depositor's equity contribution (net redemption) .........         (230)         200
EQUITY ACCOUNTS:
  Beginning of period ......................................        8,887            0
                                                                 --------      -------
  End of period ............................................     $ 26,714      $ 8,887
                                                                 ========      =======


                                                                International        U.S.
                                                                    Equity          Equity
                                                                 Sub-Account      Sub-Account
                                                                 December 31      December 31
                                                                   1997 (d)        1997 (d)
                                                               ---------------   ------------
OPERATIONS:
  Net investment income (loss) .............................       $    (4)         $   107
  Net gain (loss) on investments ...........................            31               96
                                                                   -------          -------
  Net increase (decrease) in equity accounts resulting
   from operations .........................................            27              203
                                                                   -------          -------
EQUITY TRANSACTIONS:
  Proceeds from units sold (redeemed) ......................         2,458            3,208
                                                                   -------          -------
  Less cost of units redeemed:
   Administrative charges ..................................           117               91
   Policy loans ............................................            59               56
   Surrender benefits ......................................            14                9
   Death benefits ..........................................             0                0
                                                                   -------          -------
                                                                       190              156
                                                                   -------          -------
   Increase (decrease) in equity accounts from capital
    unit transactions ......................................         2,268            3,052
                                                                   -------          -------
   Net increase (decrease) in equity accounts ..............         2,295            3,255
  Depositor's equity contribution (net redemption) .........            (6)               3
EQUITY ACCOUNTS:
  Beginning of period ......................................             0                0
                                                                   -------          -------
  End of period ............................................       $ 2,289          $ 3,258
                                                                   =======          =======

(a) Prior to May 1, 1997, this sub-account was known as Equity-Income.
(b) Prior to May 1, 1997, this sub-account was known as Utility.
(c) The inception date of this sub-account was May 1, 1996.
(d) The inception date of this sub-account was January 2, 1997.

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                       Money Market Sub-Account
                                                                              December 31
                                                                       -------------------------
                                                                           1997         1996
                                                                       ------------ ------------
Accumulation unit value, beginning of period .........................   $  15.45     $  14.83
 Income from operations:
  Net investment income (loss) .......................................       0.68         0.62
  Net realized and unrealized gain (loss) on investments .............       0.00         0.00
                                                                         --------     --------
   Total income (loss) from operations ...............................       0.68         0.62
                                                                         --------     --------
Accumulation unit value, end of period ...............................   $  16.13     $  15.45
                                                                         ========     ========
Total return (a) .....................................................       4.37%        4.17%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 16,440     $ 12,740
 Ratios of net investment income (loss) to average net assets (b) ....       4.28%        4.07%



                                                                             Money Market Sub-Account
                                                                                   December 31
                                                                       ------------------------------------
                                                                           1995         1994        1993
                                                                       ------------ ----------- -----------
Accumulation unit value, beginning of period .........................   $  14.19     $ 13.84     $ 13.63
 Income from operations:
  Net investment income (loss) .......................................       0.64        0.35        0.21
  Net realized and unrealized gain (loss) on investments .............       0.00        0.00        0.00
                                                                         --------     -------     -------
   Total income (loss) from operations ...............................       0.64        0.35        0.21
                                                                         --------     -------     -------
Accumulation unit value, end of period ...............................   $  14.83     $ 14.19     $ 13.84
                                                                         ========     =======     =======
Total return (a) .....................................................       4.49%       2.58%       1.52%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 10,759     $ 9,706     $ 4,985
 Ratios of net investment income (loss) to average net assets (b) ....       4.37%       2.66%       1.51%


                                                                           Bond Sub-Account
                                                                              December 31
                                                                       -------------------------
                                                                           1997         1996
                                                                       ------------ ------------
Accumulation unit value, beginning of period .........................   $  19.53     $ 19.67
 Income from operations:
  Net investment income (loss) .......................................       1.01        0.99
  Net realized and unrealized gain (loss) on investments .............       0.58       (1.13)
                                                                         --------     -------
   Total income (loss) from operations ...............................       1.59       (0.14)
                                                                         --------     -------
Accumulation unit value, end of period ...............................   $  21.12     $ 19.53
                                                                         ========     =======
Total return (a) .....................................................       8.18%      (0.75%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 17,657     $ 11,585
 Ratios of net investment income (loss) to average net assets (b) ....       5.06%       5.34%



                                                                                Bond Sub-Account
                                                                                  December 31
                                                                       ----------------------------------
                                                                           1995        1994        1993
                                                                       ----------- ------------ ---------
Accumulation unit value, beginning of period .........................   $ 16.14     $  17.50    $ 15.57
 Income from operations:
  Net investment income (loss) .......................................      1.05         0.89       2.11
  Net realized and unrealized gain (loss) on investments .............      2.48        (2.25)     (0.18)
                                                                         -------     --------    -------
   Total income (loss) from operations ...............................      3.53        (1.36)      1.93
                                                                         -------     --------    -------
Accumulation unit value, end of period ...............................   $ 19.67     $  16.14    $ 17.50
                                                                         =======     ========    =======
Total return (a) .....................................................     21.89%       (7.77%)    12.40%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $10,066     $  6,259    $ 6,985
 Ratios of net investment income (loss) to average net assets (b) ....      5.80%        5.57%     12.92%


                                                                           Growth Sub-Account
                                                                               December 31
                                                                       ---------------------------
                                                                            1997          1996
                                                                       ------------- -------------
Accumulation unit value, beginning of period .........................   $   48.48     $   41.47
 Income from operations:
  Net investment income (loss) .......................................        5.83          2.88
  Net realized and unrealized gain (loss) on investments .............        2.17          4.13
                                                                         ---------     ---------
   Total income (loss) from operations ...............................        8.00          7.01
                                                                         ---------     ---------
Accumulation unit value, end of period ...............................   $   56.48     $   48.48
                                                                         =========     =========
Total return (a) .....................................................       16.50%        16.91%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 450,271     $ 349,491
 Ratios of net investment income (loss) to average net assets (b) ....       10.84%         6.41%



                                                                                   Growth Sub-Account
                                                                                      December 31
                                                                       ------------------------------------------
                                                                            1995          1994           1993
                                                                       ------------- -------------- -------------
Accumulation unit value, beginning of period .........................   $   28.44      $  31.30      $   30.37
 Income from operations:
  Net investment income (loss) .......................................        3.89          0.04           0.46
  Net realized and unrealized gain (loss) on investments .............        9.14         (2.90)          0.47
                                                                         ---------      --------      ---------
   Total income (loss) from operations ...............................       13.03         (2.86)          0.93
                                                                         ---------      --------      ---------
Accumulation unit value, end of period ...............................   $   41.47      $  28.44      $   31.30
                                                                         =========      ========      =========
Total return (a) .....................................................       45.81%        (9.13%)         3.06%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 262,467      $ 161,490     $ 169,757
 Ratios of net investment income (loss) to average net assets (b) ....       11.05%         0.16%          1.56%

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED




                                                                                       Global Sub-Account
                                                                                          December 31
                                                                       --------------------------------------------------
                                                                            1997         1996        1995      1994 (d)
                                                                       ------------- ----------- ----------- ------------
Accumulation unit value, beginning of period .........................   $   15.13     $ 11.95     $  9.80     $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        2.30        1.50        0.45        0.71
  Net realized and unrealized gain (loss) on investments .............        0.37        1.68        1.70       (0.91)
                                                                         ---------     -------     -------     -------
   Total income (loss) from operations ...............................        2.67        3.18        2.15       (0.20)
                                                                         ---------     -------     -------     -------
Accumulation unit value, end of period ...............................   $   17.80     $ 15.13     $ 11.95     $  9.80
                                                                         =========     =======     =======     =======
Total return (a) .....................................................       17.69%      26.60%      21.96%      (2.02%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 145,017     $83,159     $37,049     $ 21,672
 Ratios of net investment income (loss) to average net assets (b) ....       13.39%      11.09%       4.25%       8.86%


                                                                       Strategic Total Return
                                                                           Sub-Account (h)
                                                                             December 31
                                                                       -----------------------
                                                                           1997        1996
                                                                       ----------- -----------
Accumulation unit value, beginning of period .........................   $ 15.66     $ 13.74
 Income from operations:
  Net investment income (loss) .......................................      1.56        0.82
  Net realized and unrealized gain (loss) on investments .............      1.69        1.10
                                                                         -------     -------
   Total income (loss) from operations ...............................      3.25        1.92
                                                                         -------     -------
Accumulation unit value, end of period ...............................   $ 18.91     $ 15.66
                                                                         =======     =======
Total return (a) .....................................................     20.77%      13.97%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $80,753     $55,900
 Ratios of net investment income (loss) to average net assets (b) ....      8.89%       5.76%



                                                                      Strategic Total Return Sub-Account (h)
                                                                                   December 31
                                                                       ------------------------------------
                                                                           1995        1994       1993 (c)
                                                                       ----------- ------------ -----------
Accumulation unit value, beginning of period .........................   $ 11.12     $ 11.28      $ 10.00
 Income from operations:
  Net investment income (loss) .......................................      0.68        0.18         0.19
  Net realized and unrealized gain (loss) on investments .............      1.94       (0.34)        1.09
                                                                         -------     -------      -------
   Total income (loss) from operations ...............................      2.62       (0.16)        1.28
                                                                         -------     -------      -------
Accumulation unit value, end of period ...............................   $ 13.74     $ 11.12      $ 11.28
                                                                         =======     =======      =======
Total return (a) .....................................................     23.55%      (1.42%)      12.81%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $39,648     $23,649      $13,343
 Ratios of net investment income (loss) to average net assets (b) ....      5.47%       1.93%        2.27%


                                                                       Emerging Growth Sub-Account
                                                                               December 31
                                                                       ---------------------------
                                                                            1997          1996
                                                                       ------------- -------------
Accumulation unit value, beginning of period .........................   $   19.51     $   16.56
 Income from operations:
  Net investment income (loss) .......................................        2.20          0.82
  Net realized and unrealized gain (loss) on investments .............        1.77          2.13
                                                                         ---------     ---------
   Total income (loss) from operations ...............................        3.97          2.95
                                                                         ---------     ---------
Accumulation unit value, end of period ...............................   $   23.48     $   19.51
                                                                         =========     =========
Total return (a) .....................................................       20.37%        17.82%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $ 164,702     $ 107,925
 Ratios of net investment income (loss) to average net assets (b) ....       10.18%         4.51%



                                                                           Emerging Growth Sub-Account
                                                                                   December 31
                                                                       ------------------------------------
                                                                           1995        1994       1993 (c)
                                                                       ----------- ------------ -----------
Accumulation unit value, beginning of period .........................   $ 11.38     $ 12.40      $ 10.00
 Income from operations:
  Net investment income (loss) .......................................      0.65       (0.09)       (0.09)
  Net realized and unrealized gain (loss) on investments .............      4.53       (0.93)        2.49
                                                                         -------     -------      -------
   Total income (loss) from operations ...............................      5.18       (1.02)        2.40
                                                                         -------     -------      -------
Accumulation unit value, end of period ...............................   $ 16.56     $ 11.38      $ 12.40
                                                                         =======     =======      =======
Total return (a) .....................................................     45.49%      (8.18%)      23.96%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................   $67,905     $36,687      $18,620
 Ratios of net investment income (loss) to average net assets (b) ....      4.66%      (0.86%)      (0.92%)

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                                     Aggressive Growth Sub-Account
                                                                                              December 31
                                                                         ------------------------------------------------------
                                                                             1997          1996          1995        1994 (d)
                                                                         -----------   -----------   -----------   ------------
Accumulation unit value, beginning of period .........................     $ 14.70       $ 13.43       $  9.82       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        1.75          0.36          0.37         (0.06)
  Net realized and unrealized gain (loss) on investments .............        1.65          0.91          3.24         (0.12)
                                                                           -------       -------       -------       -------
   Total income (loss) from operations ...............................        3.40          1.27          3.61         (0.18)
                                                                           -------       -------       -------       -------
Accumulation unit value, end of period ...............................     $ 18.10       $ 14.70       $ 13.43       $  9.82
                                                                           =======       =======       =======       =======
Total return (a) .....................................................       23.14%         9.46%        36.79%        (1.85%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $94,652       $54,408       $32,904       $ 8,909
 Ratios of net investment income (loss) to average net assets (b) ....       10.26%         2.65%         2.93%        (0.72%)


                                                                                          Balanced Sub-Account
                                                                                              December 31
                                                                         ------------------------------------------------------
                                                                             1997          1996          1995        1994 (d)
                                                                         -----------   -----------   -----------   ------------
Accumulation unit value, beginning of period .........................     $ 12.21       $ 11.13      $   9.37       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        1.55          0.36          0.37          0.22
  Net realized and unrealized gain (loss) on investments .............        0.41          0.72          1.39         (0.85)
                                                                           -------       -------      --------       -------
   Total income (loss) from operations ...............................        1.96          1.08          1.76         (0.63)
                                                                           -------       -------      --------       -------
Accumulation unit value, end of period ...............................     $ 14.17       $ 12.21      $  11.13       $  9.37
                                                                           =======       =======      ========       =======
Total return (a) .....................................................       16.06%         9.73%        18.73%        (6.29%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $10,716       $ 6,418      $  3,795       $ 2,145
 Ratios of net investment income (loss) to average net assets (b) ....       11.62%         3.18%         3.59%         3.06%


                                                                                    Growth & Income Sub-Account (i)
                                                                                              December 31
                                                                         ------------------------------------------------------
                                                                             1997          1996          1995        1994 (d)
                                                                         -----------   -----------   -----------   ------------
Accumulation unit value, beginning of period .........................    $  13.03      $  11.77      $   9.49       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        2.61          0.76          0.49          0.29
  Net realized and unrealized gain (loss) on investments .............        0.45          0.50          1.79         (0.80)
                                                                          --------      --------      --------       -------
   Total income (loss) from operations ...............................        3.06          1.26          2.28         (0.51)
                                                                          --------      --------      --------       -------
Accumulation unit value, end of period ...............................    $  16.09      $  13.03      $  11.77       $  9.49
                                                                          ========      ========      ========       =======
Total return (a) .....................................................       23.54%        10.64%        24.14%        (5.15%)
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................    $  9,063      $  5,501      $  2,631       $ 1,215
 Ratios of net investment income (loss) to average net assets (b) ....       18.50%         6.38%         4.57%         3.71%

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED


                                                                          Tactical Asset Allocation Sub-Account
                                                                                       December 31
                                                                         ---------------------------------------
                                                                             1997          1996        1995 (e)
                                                                         -----------   -----------   -----------
Accumulation unit value, beginning of period .........................     $ 13.50       $ 11.90      $  10.00
 Income from operations:
  Net investment income (loss) .......................................        1.20          0.53          0.61
  Net realized and unrealized gain (loss) on investments .............        0.90          1.07          1.29
                                                                           -------       -------      --------
   Total income (loss) from operations ...............................        2.10          1.60          1.90
                                                                           -------       -------      --------
Accumulation unit value, end of period ...............................     $ 15.60       $ 13.50      $  11.90
                                                                           =======       =======      ========
Total return (a) .....................................................       15.55%        13.40%        19.03%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $29,123       $17,946      $  9,446
 Ratios of net investment income (loss) to average net assets (b) ....        8.14%         4.35%         5.47%


                                                                              C.A.S.E. Growth
                                                                                Sub-Account
                                                                                December 31
                                                                         -------------------------
                                                                             1997        1996 (f)
                                                                         -----------   -----------
Accumulation unit value, beginning of period .........................     $ 10.81       $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        1.51          0.37
  Net realized and unrealized gain (loss) on investments .............        0.00          0.44
                                                                           -------       -------
   Total income (loss) from operations ...............................        1.51          0.81
                                                                           -------       -------
Accumulation unit value, end of period ...............................     $ 12.32       $ 10.81
                                                                           =======       =======
Total return (a) .....................................................       14.00%         8.09%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $11,946       $ 4,466
 Ratios of net investment income (loss) to average net assets (b) ....       12.65%         6.11%


                                                                               Value Equity
                                                                                Sub-Account
                                                                                December 31
                                                                         -------------------------
                                                                             1997        1996 (f)
                                                                         -----------   -----------
Accumulation unit value, beginning of period .........................     $ 11.25      $  10.00
 Income from operations:
  Net investment income (loss) .......................................        0.14          0.05
  Net realized and unrealized gain (loss) on investments .............        2.55          1.20
                                                                           -------      --------
   Total income (loss) from operations ...............................        2.69          1.25
                                                                           -------      --------
Accumulation unit value, end of period ...............................     $ 13.94      $  11.25
                                                                           =======      ========
Total return (a) .....................................................       23.93%        12.51%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $26,714      $  8,887
 Ratios of net investment income (loss) to average net assets (b) ....        1.05%         0.77%

WRL SERIES LIFE ACCOUNT
SELECTED PER UNIT DATA AND RATIOS*
FOR THE PERIOD ENDED




                                                                          International        U.S.
                                                                              Equity          Equity
                                                                           Sub-Account      Sub-Account
                                                                           December 31      December 31
                                                                             1997 (g)        1997 (g)
                                                                         ---------------   ------------
Accumulation unit value, beginning of period .........................       $ 10.00         $  10.00
 Income from operations:
  Net investment income (loss) .......................................         (0.03)            0.99
  Net realized and unrealized gain (loss) on investments .............          0.68             1.60
                                                                             -------         --------
   Total income (loss) from operations ...............................          0.65             2.59
                                                                             -------         --------
Accumulation unit value, end of period ...............................       $ 10.65         $  12.59
                                                                             =======         ========
Total return (a) .....................................................          6.54%           25.89%
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................       $ 2,289         $  3,258
 Ratios of net investment income (loss) to average net assets (b) ....         (0.28%)           8.28%

 * The above tables illustrate the change for a unit outstanding computed using average units outstanding throughout each period.
   See Notes to Selected Per Unit Data and Ratios below.


NOTES TO SELECTED PER UNIT DATA AND RATIOS:

(a) For periods less than one year, the total return is not annualized.
(b) For periods less than one year, the ratio of net investment income to average net assets is annualized.
(c) The inception date of this sub-account was March 1, 1993.
(d) The inception date of this sub-account was March 1, 1994.
(e) The inception date of this sub-account was January 3, 1995.
(f) The inception date of this sub-account was May 1, 1996.
(g) The inception date of this sub-account was January 2, 1997.
(h) Prior to May 1, 1997, this sub-account was known as Equity-Income.
(i) Prior to May 1, 1997, this sub-account was known as Utility.

                            WRL SERIES LIFE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING
          POLICIES

      The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains fourteen investment options referred to as sub-accounts. Each sub-account invests in the corresponding Portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.


      The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies, some of which are affiliates of WRL. Each sub-adviser is compensated directly by WRL Management.


      Effective May 1, 1997, the names of the Equity-Income and Utility Sub-Accounts were changed to the Strategic Total Return and Growth & Income Sub-Accounts, respectively.


      On December 16, 1997, pursuant to an exemptive order (Rel. No. IC-22944) received from the Securities and Exchange Commission for the substitution of securities issued by the WRL Series Fund and held by the Life Series Account to support individual premium variable life insurance policies, investments were transferred from the Short-to-Intermediate Government Sub-Account to the Bond Sub-Account.


      On January 2, 1997, WRL made an initial contribution of $ 600,000 to the Life Account. The amount of the contribution and units received were as follows:


SUB-ACCOUNT                CONTRIBUTION          UNITS
-----------------------   --------------   ----------------
 International Equity     $ 400,000        40,000.000000
 U.S. Equity              $ 200,000        20,000.000000

      On April 28, 1997, WRL redeemed the initial contribution in the International Equity Sub-Account for $ 406,299 and the U.S. Equity sub-account for $ 197,490.


      The Life Account holds assets to support the benefits under certain flexible premium variable universal life insur ance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.


      The following significant accounting policies, which are in conformity with generally accepted accounting principles for unit investment trusts, have been consistently applied in the preparation of the Trust's financial statements.


A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS


      Investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund. Investment transactions are accounted for on the trade date at the Fund NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.


B. FEDERAL INCOME TAXES


      The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.


C. ESTIMATES


      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


NOTE 2 --CHARGES AND DEDUCTIONS


      Charges are assessed by WRL in connection with the issuance and administration of the Policies.


A. POLICY CHARGES


      Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policyowner payments to the sub-accounts. Thereafter,

                            WRL SERIES LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (CONTINUED)

NOTE 2 --CHARGES AND DEDUCTIONS
               --(CONTINUED)

monthly administrative and cost of insurance charges are deducted from the sub-accounts. Contingent surrender charges also apply.

      Under the other forms of the Policies, such "front-end" and other administrative charges are deducted prior to allocation of the initial premium payment but may reside as contingent surrender charges.

      Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B. LIFE ACCOUNT CHARGES

      A daily charge equal to an annual rate of 0.90% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the

Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.


NOTE 3 -- DIVIDENDS AND DISTRIBUTIONS


      Dividends of the Money Market Portfolio are declared daily and reinvested monthly. Dividends of the remaining Portfolios are typically declared and reinvested semi-annually, while capital gains distributions are declared and reinvested annually. Dividends and distributions of the Fund are recorded on the ex-date and generally are paid to and reinvested by the Life Account on the next business day after the ex-date. Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the unit price or equity values within the Life Account.

NOTE 4 -- SECURITIES TRANSACTIONS


Securities transactions are summarized as follows:
For the year or period ended December 31, 1997 (in thousands)


                                                                             MONEY MARKET           BOND            GROWTH
                                                                              SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
Purchase of long-term securities ........................................     $ 31,536           $  7,334          $ 95,096
Proceeds from sales of long-term securities .............................       27,586              1,711             9,617

                                                                                             STRATEGIC TOTAL      EMERGING
                                                                               GLOBAL             RETURN           GROWTH
                                                                            SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
Purchase of long-term securities ........................................     $ 63,481           $ 20,134          $ 51,532
Proceeds from sales of long-term securities .............................        2,595              1,789             5,791

                                                                             AGGRESSIVE                           GROWTH &
                                                                               GROWTH            BALANCED          INCOME
                                                                            SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
Purchase of long-term securities ........................................     $ 36,390           $  4,654          $  3,925
Proceeds from sales of long-term securities .............................        2,757                571               683

                                                                           TACTICAL ASSET        C.A.S.E.          VALUE
                                                                             ALLOCATION           GROWTH           EQUITY
                                                                            SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
Purchase of long-term securities ........................................     $ 11,192           $  8,860          $ 16,770
Proceeds from sales of long-term securities .............................        1,496              1,124             2,030

                                                                           INTERNATIONAL           U.S.
                                                                               EQUITY             EQUITY
                                                                          SUB-ACCOUNT (A)    SUB-ACCOUNT (A)
Purchase of long-term securities ........................................     $  4,574           $  4,082
Proceeds from sales of long-term securities .............................        2,322                931
(a) The inception date of this sub-account was January 2, 1997. .........

                            WRL SERIES LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (CONTINUED)

NOTE 5 -- EQUITY TRANSACTIONS

For the year or period ended December 31, 1997


                                                    MONEY MARKET               BOND                  GROWTH
                                                     SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
Units balance - beginning of year ...........       824,579.964824         593,289.952352      7,208,481.980640
Units issued ................................     9,508,542.992920         567,591.792111      2,877,261.682232
Units redeemed ..............................     9,313,607.867949         325,011.550833      2,113,732.157906
                                                  ----------------         --------------      ----------------
Units balance - end of year .................     1,019,515.089795         835,870.193630      7,972,011.504966
                                                  ================         ==============      ================

                                                                          STRATEGIC TOTAL           EMERGING
                                                       GLOBAL                RETURN                 GROWTH
                                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
Units balance - beginning of year ...........     5,497,026.869725       3,569,906.038362      5,531,857.748031
Units issued ................................     5,204,689.424549       1,808,954.429690      4,085,290.537514
Units redeemed ..............................     2,556,813.294554       1,108,535.542298      2,603,771.462693
                                                  ----------------       ----------------      ----------------
Units balance - end of year .................     8,144,902.999720       4,270,324.925754      7,013,376.822852
                                                  ================       ================      ================

                                                     AGGRESSIVE                                     GROWTH &
                                                      GROWTH                 BALANCED               INCOME
                                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
Units balance - beginning of year ...........     3,702,244.184822         525,703.773282        422,239.257570
Units issued ................................     3,540,013.078309         471,558.712099        351,937.078911
Units redeemed ..............................     2,011,986.165118         240,908.819634        211,046.686884
                                                  ----------------       ----------------      ----------------
Units balance - end of year .................     5,230,271.098013         756,353.665747        563,129.649597
                                                  ================       ================      ================

                                                   TACTICAL ASSET            C.A.S.E.                VALUE
                                                    ALLOCATION               GROWTH                 EQUITY
                                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
Units balance - beginning of year ...........     1,329,562.261984         413,189.701539        789,884.882222
Units issued ................................     1,163,050.985561         930,816.590801      1,771,718.827803
Units redeemed ..............................       625,352.214528         374,627.211274        645,715.985962
                                                  ----------------       ----------------      ----------------
Units balance - end of year .................     1,867,261.033017         969,379.081066      1,915,887.724063
                                                  ================       ================      ================

                                                    INTERNATIONAL              U.S.
                                                      EQUITY                 EQUITY
                                                  SUB-ACCOUNT (A)        SUB-ACCOUNT (A)
Units balance - beginning of period .........            N/A                    N/A
Units issued ................................       484,482.761817         392,911.124759
Units redeemed ..............................       269,593.719591         134,098.291700
                                                  ----------------       ----------------
Units balance - end of period ...............       214,889.042226         258,812.833059
                                                  ================       ================

(a) The inception date of this sub-account was January 2, 1997.

                            WRL SERIES LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (CONTINUED)

NOTE 6 -- OTHER MATTERS


At December 31, 1997, the equity accounts included net unrealized appreciation (depreciation) on investments as follows (in thousands):


SUB-ACCOUNT
----------------------------------
  Money Market ...................  $    N/A
  Bond ...........................       331
  Growth .........................    90,809
  Global .........................     8,984
  Strategic Total Return .........    13,770
  Emerging Growth ................    31,177
  Aggressive Growth ..............     9,032
  Balanced .......................       677
  Growth & Income ................       482
  Tactical Asset Allocation ......     2,489
  C.A.S.E. Growth ................      (235)
  Value Equity ...................     3,178
  International Equity ...........      (103)
  U.S. Equity ....................        15

                        REPORT OF INDEPENDENT AUDITORS



The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio as of December 31, 1997 and 1996, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Account, is based solely upon the reports of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

     Also, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                        ERNST & YOUNG LLP
Des Moines, Iowa
February 27, 1998

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS - STATUTORY BASIS

                            (DOLLARS IN THOUSANDS)


                                                            December 31
                                                         1997         1996
                                                     ------------ ------------
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments ...................  $   13,896   $    2,480
 Bonds .............................................     255,919      359,579
 Common stocks:
   Affiliated entities (cost: 1997 - $150) .........         319            -
   Other (cost: 1997 and 1996 - $302) ..............         428          597
 Mortgage loans on real estate .....................       4,824        6,049
 Home office properties ............................      19,964        7,962
 Policy loans ......................................      76,741       52,604
                                                      ----------   ----------
Total cash and invested assets .....................     372,091      429,271
Premiums deferred and uncollected ..................       1,928        1,943
Accrued investment income ..........................       4,088        5,940
Receivable from affiliates .........................           -        1,165
Transfers from separate accounts ...................     279,958      204,181
Other assets .......................................       5,221        3,962
Separate account assets ............................   4,814,594    3,527,145
                                                      ----------   ----------
Total admitted assets ..............................  $5,477,880   $4,173,607
                                                      ==========   ==========
SEE ACCOMPANYING NOTES.

                                                                December 31
                                                              1997         1996
                                                         ------------- ------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life .................................................  $  186,523    $  155,166
  Annuity ..............................................     296,290       332,230
 Policy and contract claim reserves ....................      10,929         8,584
 Other policyholders' funds ............................       3,877         3,104
 Remittances and items not allocated ...................       9,184         9,107
 Federal income taxes payable ..........................       2,283         1,266
 Asset valuation reserve ...............................       2,436         5,710
 Interest maintenance reserve ..........................       9,134         7,451
 Short-term note payable to affiliate ..................       8,200             -
 Payable to affiliate ..................................       1,925        20,463
 Other liabilities .....................................      19,257        13,082
 Separate account liabilities ..........................   4,812,979     3,521,888
                                                          ----------    ----------
Total liabilities ......................................   5,363,017     4,078,051
Commitments and contingencies
Capital and surplus:
 Common stock, $1.00 par value, 1,500 shares authorized,
   issued and outstanding ..............................       1,500         1,500
 Paid-in surplus .......................................      88,015        68,015
 Unassigned surplus ....................................      25,348        26,041
                                                          ----------    ----------
Total capital and surplus ..............................     114,863        95,556
                                                          ----------    ----------
Total liabilities and capital and surplus ..............  $5,477,880    $4,173,607
                                                          ==========    ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)


                                                                                               Year ended December 31
                                                                                            1997         1996         1995
                                                                                       ------------- ------------ -----------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life ...............................................................................  $  394,370    $  293,590   $ 191,508
  Annuity ............................................................................     822,149       740,125     378,390
 Net investment income ...............................................................      40,013        36,067      40,891
 Amortization of interest maintenance reserve ........................................       1,576         1,335         882
 Commissions and expense allowances on reinsurance ceded .............................          11            11          11
 Other income ........................................................................       3,016        13,398       8,237
                                                                                        ----------    ----------  ----------
                                                                                         1,261,135     1,084,526     619,919
Benefits and expenses:
 Benefits paid or provided for:
  Life ...............................................................................      28,060        21,256      17,844
  Surrender benefits .................................................................     431,939       286,406     206,250
  Other benefits .....................................................................      28,112        23,270      19,530
  Increase (decrease) in aggregate reserves for policies and contracts: ..............
   Life ..............................................................................      29,485        80,139     (15,132)
   Annuity ...........................................................................     (35,940)       12,877       5,229
   Other .............................................................................         794           422         109
                                                                                        ----------    ----------  ----------
                                                                                           482,450       424,370     233,830
 Insurance expenses:
  Commissions ........................................................................     179,106       140,261      82,903
  General insurance expenses .........................................................      70,546        47,406      37,246
  Taxes, licenses and fees ...........................................................      13,101        10,848       8,919
  Transfer to separate accounts ......................................................     519,214       452,471     242,427
  Other expenses .....................................................................          21            60          34
                                                                                        ----------    ----------  ----------
                                                                                           781,988       651,046     371,529
                                                                                        ----------    ----------  ----------
                                                                                         1,264,438     1,075,416     605,359
                                                                                        ----------    ----------  ----------
Gain (loss) from operations before federal income taxes and realized capital gains
  (losses) on investments ............................................................      (3,303)        9,110      14,560
Federal income tax expense ...........................................................         469         9,297       8,917
                                                                                        ----------    ----------  ----------
Gain (loss) from operations before realized capital gains (losses)
  on investments .....................................................................      (3,772)         (187)      5,643
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest
  maintenance reserve) ...............................................................         747          (811)     (1,678)
                                                                                        ----------    ----------  ----------
Net income (loss) ....................................................................  $   (3,025)   $     (998)  $   3,965
                                                                                        ==========    ==========  ==========

     SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)

                                                        COMMON STOCK   PAID-IN SURPLUS
                                                       -------------- -----------------
Balance at January 1, 1995 ...........................     $1,500          $68,015
 Net income for 1995 .................................          -                -
 Net unrealized capital losses .......................          -                -
 Decrease in non-admitted assets .....................          -                -
 Decrease in asset valuation reserve .................          -                -
 Increase in surplus in separate accounts ............          -                -
 Change in reserve valuation .........................          -                -
 Other adjustments ...................................          -                -
                                                           ------          -------
Balance at December 31, 1995 .........................      1,500           68,015
 Net loss for 1996 ...................................          -                -
 Net unrealized capital gains ........................          -                -
 Decrease in non-admitted assets .....................          -                -
 Increase in asset valuation reserve .................          -                -
 Increase in surplus in separate accounts ............          -                -
 Change in reserve valuation .........................          -                -
                                                           ------          -------
Balance at December 31, 1996 .........................      1,500           68,015
 Net loss for 1997 ...................................          -                -
 Increase in non-admitted assets .....................          -                -
 Decrease in asset valuation reserve .................          -                -
 Decrease in surplus in separate accounts ............          -                -
 Change in reserve valuation .........................          -                -
 Capital contribution ................................          -           20,000
 Tax effect of capital loss carry-forward utilized
   by affiliates .....................................          -                -
                                                           ------          -------
Balance at December 31, 1997 .........................     $1,500          $88,015
                                                           ======          =======



                                                        UNASSIGNED SURPLUS   TOTAL CAPITAL AND SURPLUS
                                                       -------------------- --------------------------
Balance at January 1, 1995 ...........................       $ 25,505                $ 95,020
 Net income for 1995 .................................          3,965                   3,965
 Net unrealized capital losses .......................           (500)                   (500)
 Decrease in non-admitted assets .....................            903                     903
 Decrease in asset valuation reserve .................          2,901                   2,901
 Increase in surplus in separate accounts ............            541                     541
 Change in reserve valuation .........................         (3,496)                 (3,496)
 Other adjustments ...................................         (1,395)                 (1,395)
                                                             --------                --------
Balance at December 31, 1995 .........................         28,424                  97,939
 Net loss for 1996 ...................................           (998)                   (998)
 Net unrealized capital gains ........................          1,294                   1,294
 Decrease in non-admitted assets .....................            199                     199
 Increase in asset valuation reserve .................           (120)                   (120)
 Increase in surplus in separate accounts ............            237                     237
 Change in reserve valuation .........................         (2,995)                 (2,995)
                                                             --------                --------
Balance at December 31, 1996 .........................         26,041                  95,556
 Net loss for 1997 ...................................         (3,025)                 (3,025)
 Increase in non-admitted assets .....................           (702)                   (702)
 Decrease in asset valuation reserve .................          3,274                   3,274
 Decrease in surplus in separate accounts ............         (2,115)                 (2,115)
 Change in reserve valuation .........................         (1,872)                 (1,872)
 Capital contribution ................................              -                  20,000
 Tax effect of capital loss carry-forward utilized
   by affiliates .....................................          3,747                   3,747
                                                             --------                --------
Balance at December 31, 1997 .........................       $ 25,348                $114,863
                                                             ========                --------

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF CASH FLOWS - STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)



                                                                      Year ended December 31
                                                             -----------------------------------------
                                                                  1997          1996          1995
                                                             ------------- ------------- -------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance ......  $1,224,228    $1,046,548    $  577,986
Net investment income ......................................      43,802        38,666        42,359
Life and accident and health claims ........................     (26,005)      (20,655)      (16,759)
Surrender benefits and other fund withdrawals ..............    (431,939)     (286,406)     (206,250)
Other benefits to policyholders ............................     (28,147)      (22,129)      (19,041)
Commissions, other expenses and other taxes ................    (261,352)     (196,373)     (128,341)
Net transfers to separate accounts .........................    (596,347)     (658,326)     (242,427)
Federal income taxes paid ..................................      (5,006)       (9,449)       (7,531)
Interest paid ..............................................        (731)            -             -
Other, net .................................................      (6,768)       28,325        (4,284)
                                                              ----------    ----------    ----------
Net cash used in operating activities ......................     (88,265)      (79,799)       (4,288)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks ................................     146,963       122,820       108,554
 Common stocks .............................................           -             -         2,108
 Mortgage loans on real estate .............................       2,116           132         1,954
 Real estate ...............................................           -         4,304             -
 Other .....................................................           -           175             -
                                                              ----------    ----------    ----------
                                                                 149,079       127,431       112,616
Cost of investments acquired ...............................
 Bonds and preferred stocks ................................     (40,418)      (26,826)     (139,402)
 Common stocks .............................................        (150)           (4)         (589)
 Mortgage loans on real estate .............................        (891)            -            (6)
 Real estate ...............................................     (12,002)       (7,837)         (449)
 Policy loans ..............................................     (24,137)      (15,479)       (9,605)
 Other .....................................................           -            (5)            -
                                                              ----------    -----------   ----------
                                                                 (77,598)      (50,151)     (150,051)
                                                              ----------    ----------    ----------
Net cash provided by (used in) investing activities ........      71,481        77,280       (37,435)
FINANCING ACTIVITIES
Issuance of short-term note payable to affiliate ...........       8,200             -             -
Capital contribution .......................................      20,000             -             -
                                                              ----------    ----------    ----------
Net cash provided by financing activities ..................      28,200             -             -
                                                              ----------    ----------    ----------
Increase (decrease) in cash and short-term investments .....      11,416        (2,519)      (41,723)
Cash and short-term investments at beginning of year .......       2,480         4,999        46,722
                                                              ----------    ----------    ----------
Cash and short-term investments at end of year .............  $   13,896    $    2,480    $    4,999
                                                              ==========    ==========    ==========

     SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS - STATUTORY-BASIS

                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1997

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION


Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of the Netherlands.


NATURE OF BUSINESS


The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.


BASIS OF PRESENTATION


The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.


The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications;
(b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; and (l) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company.


The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO THE FINANCIAL STATEMENTS -- STATUTORY-BASIS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
           POLICIES--(CONTINUED)

Other significant statutory accounting practices are as follows:


CASH AND CASH EQUIVALENTS


For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.


INVESTMENTS


Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market and include shares of mutual funds (money market and other), and the related unrealized capital gains/ (losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office property is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.


Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


During 1997, 1996 and 1995, net realized capital gains of $3,259, $2,394 and $554, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,576, $1,335 and $882 for the years ended December 31, 1997, 1996 and 1995, respectively.


Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1997, 1996 and 1995, with respect to such practices.


AGGREGATE RESERVES FOR POLICIES


Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.


The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.


Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO THE FINANCIAL STATEMENTS -- STATUTORY-BASIS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES--(CONTINUED)

Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.




POLICY AND CONTRACT CLAIM RESERVES


Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.


SEPARATE ACCOUNTS

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,164,013, $997,513 and $466,822 in 1997, 1996 and 1995,
respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.


RECLASSIFICATIONS

Certain reclassifications have been made to the 1996 and 1995 financial statements to conform to the 1997 presentation.


NOTE 2 -- FAIR VALUES OF FINANCIAL
                INSTRUMENTS


Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO THE FINANCIAL STATEMENTS -- STATUTORY-BASIS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

NOTE 2 -- FAIR VALUES OF FINANCIAL
          INSTRUMENTS--(CONTINUED)

rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:



                                                 December 31
                                     1997                          1996
                          ---------------------------   ---------------------------
                            CARRYING         FAIR         Carrying         Fair
                              VALUE          VALUE          Value          Value
                          ------------   ------------   ------------   ------------
 ADMITTED ASSETS
 Bonds ................   $ 255,919      $ 267,763      $ 359,579      $ 372,319
 Common stocks ........         747            747            597            597
 Mortgage loans
   on real estate .....       4,824          5,143          6,049          6,134
 Policy loans .........      76,741         76,741         52,604         52,604
 Cash and
   short-term
   investments ........      13,896         13,896          2,480          2,480
 Separate account
   assets .............   4,814,594      4,814,594      3,527,145      3,527,145

 LIABILITIES
 Investment
   contract
   liabilities ........     280,121        276,113        321,293        314,748
 Separate account
   annuities ..........   3,615,255      3,565,557      2,692,614      2,647,266



NOTE 3 -- INVESTMENTS

The carrying value and estimated fair value of investments in debt securities are as follows:



                                            GROSS          GROSS       ESTIMATED
                            CARRYING     UNREALIZED     UNREALIZED       FAIR
                              VALUE         GAINS         LOSSES         VALUE
                           ----------   ------------   ------------   ----------
 DECEMBER 31, 1997
 Bonds:
  United States
     Government
     and agencies ......   $  3,675     $     9           $   30      $  3,654
  State, municipal
     and other
     government ........      3,855         360                -         4,215
  Public utilities .....     15,794         904              403        16,295
  Industrial and
     miscellaneous .....    121,513       7,700              710       128,503
  Mortgage-backed
     securities ........    111,082       4,198              184       115,096
                           --------     -------           ------      --------
  Total bonds ..........   $255,919     $13,171           $1,327      $267,763
                           ========     =======           ======      ========


                                             GROSS        GROSS     ESTIMATED
                               CARRYING   UNREALIZED   UNREALIZED     FAIR
                                 VALUE       GAINS       LOSSES       VALUE
                              ---------- ------------ ------------ ----------
  DECEMBER 31, 1996
  Bonds:
   United States
      Government and
      agencies .............. $ 11,422      $    13      $  292    $ 11,143
   State, municipal
      and other
      government ............    5,504          274           -       5,778
   Public utilities .........   14,808          848          80      15,576
   Industrial and
      miscellaneous .........  173,097        8,889         910     181,076
   Mortgage-backed
      securities ............  154,748        4,617         619     158,746
                              --------      -------      ------    --------
   Total bonds .............. $359,579      $14,641      $1,901    $372,319
                              ========      =======      ======    ========

The carrying value and fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO THE FINANCIAL STATEMENTS -- STATUTORY-BASIS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

NOTE 3 -- INVESTMENTS--(CONTINUED)

                                                                      ESTIMATED
                                                         CARRYING       FAIR
                                                           VALUE        VALUE
                                                        ----------   ----------
 Due in one year or less ............................   $ 18,310     $ 18,467
 Due one through five years .........................     67,005       70,952
 Due five through ten years .........................     29,508       30,621
 Due after ten years ................................     30,014       32,627
                                                        --------     --------
                                                         144,837      152,667
 Mortgage and other asset backed securities .........    111,082      115,096
                                                        --------     --------
                                                        $255,919     $267,763
                                                        ========     ========

A detail of net investment income is presented below:


                                                    Year ended December 31
                                             ------------------------------------
                                                1997         1996         1995
                                             ----------   ----------   ----------
 Interest on bonds .......................   $25,723      $33,969      $38,624
 Dividends on equity investments .........    10,855            -           30
 Interest on mortgage loans ..............       478          559          573
 Rental income on real estate ............     1,371          919        1,014
 Interest on policy loans ................     4,656        3,339        2,353
 Other investment income .................        26            9          328
                                             -------      -------      -------
 Gross investment income .................    43,109       38,795       42,922

 Investment expenses .....................    (3,096)      (2,728)      (2,031)
                                             -------      -------      -------
 Net investment income ...................   $40,013      $36,067      $40,891
                                             =======      =======      =======

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:


                                           Year ended December 31
                                   ---------------------------------------
                                       1997          1996          1995
                                   -----------   -----------   -----------
 Proceeds ......................   $146,963      $122,820      $108,554
                                   ========      ========      ========

 Gross realized gains ..........   $  3,921      $  2,984      $  1,631
 Gross realized losses .........        626           791         1,346
                                   --------      --------      --------
 Net realized gains ............   $  3,295      $  2,193      $    285
                                   ========      ========      ========


At December 31, 1997, bonds with an aggregate carrying value of $5,474 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:



                                                                     Realized
                                                      ---------------------------------------
                                                              Year ended December 31
                                                      ---------------------------------------
                                                          1997          1996          1995
                                                      -----------   -----------   -----------
 Debt securities ..................................   $3,295        $2,193        $   285
 Mortgage loans ...................................        -             -         (1,409)
 Real estate ......................................        -          (606)             -
 Other invested assets ............................        -            (4)             -
                                                      ------        -------       -------
                                                       3,295         1,583         (1,124)

 Tax benefit ......................................     (711)            -              -
 Transfer to interest maintenance reserve .........   (3,259)       (2,394)          (554)
                                                      ------        ------        -------
 Net realized gains (losses) ......................   $  747        $ (811)       $(1,678)
                                                      ======        ======        =======


                                              Change in Unrealized
                                     ---------------------------------------
                                             Year ended December 31
                                     ---------------------------------------
                                        1997           1996          1995
                                     ----------   -------------   ----------
 Debt securities .................     $ (896)    $(14,442)        $36,399
 Common stock ....................          -          (66)           (236)
                                       ------     --------         -------
 Change in unrealized appreciation
   (depreciation) ................     $ (896)    $(14,508)        $36,163
                                       ======     ========         =======


Gross unrealized gains (losses) on common stocks were as follows:



                                         Unrealized
                                  -------------------------
                                   Year ended December 31
                                  -------------------------
                                   1997     1996      1995
                                  ------   ------   -------

 Unrealized gains .............   $295     $295     $361
 Unrealized losses ............      -        -        -
                                  ----     ----     ----
 Net unrealized gains .........   $295     $295     $361
                                  ====     ====     ====


During 1997, the Company issued one mortgage loan with an interest rate of 8.07%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 69%. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO THE FINANCIAL STATEMENTS -- STATUTORY-BASIS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

NOTE 3 -- INVESTMENTS--(CONTINUED)

During 1997, 1996 and 1995, no mortgage loans were foreclosed and transferred to real estate. During 1997 and 1996, the Company held a mortgage loan loss reserve in the asset valuation reserve of $54 and $138, respectively.

At December 31, 1997, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.


NOTE 4 -- REINSURANCE

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.



                                      1997            1996           1995
                                 -------------   -------------   -----------
 Direct premiums .............    $1,219,271      $1,034,757      $570,413
 Reinsurance assumed .........         2,389           2,063         1,569
 Reinsurance ceded ...........        (5,141)         (3,105)       (2,084)
                                  ----------      ----------      --------
 Net premiums earned .........    $1,216,519      $1,033,715      $569,898
                                  ==========      ==========      ========


The Company received reinsurance recoveries in the amount of $2,288, $2,156 and $512 during 1997, 1996 and 1995, respectively. At December 31, 1997 and 1996, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $2,721 and $974, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1997 and 1996 of $1,369 and $1,140, respectively.


NOTE 5 -- INCOME TAXES

For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.


Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before taxes and realized capital gains (losses) for the following reasons:



                                                        1997          1996        1995
                                                    ------------   ---------   ---------
 Computed tax at federal statutory rate
   (35%) ........................................     $ (1,156)     $3,189      $5,096
 Deferred acquisition costs - tax basis .........        9,164       7,172       4,241
 Tax reserve valuation ..........................         (194)       (696)        (34)
 Excess tax depreciation ........................         (127)        (65)        (49)
 Amortization of IMR ............................         (552)       (467)       (309)
 Dividend received deduction ....................       (5,326)          -           -
 Other, net .....................................       (1,340)        164         (28)
                                                      --------      ------      ------
 Federal income tax expense .....................     $    469      $9,297      $8,917
                                                      ========      ======      ======


For the year ended December 31, 1997, federal income tax benefit differs from the amount computed by applying the statutory federal income tax rate to realized gains due to the recognition for tax purposes of a deferred loss previously incurred on a transfer of bonds from the Company to an affiliate.


Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1997). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.


In 1995, the Company reached a final settlement with the Internal Revenue Service for 1987 through 1993 resulting in taxes of $1,275 and interest of $120 (net of $65 tax effect). The assessment was charged to surplus as a prior period adjustment. An examination is currently underway for years 1994 through 1995.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO THE FINANCIAL STATEMENTS -- STATUTORY-BASIS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

NOTE 5 -- INCOME TAXES--(CONTINUED)

At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.


NOTE 6 -- POLICY AND CONTRACT ATTRIBUTES

Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately
 .03% and .04% of life insurance in force at December 31, 1997 and 1996, respectively.

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:





                                                    December 31
                                   ----------------------------------------------
                                            1997                    1996
                                   ----------------------- ----------------------
                                                  PERCENT                Percent
                                      AMOUNT     OF TOTAL     Amount     of Total
                                   ------------ ---------- ------------ ---------
 Subject to discretionary
   withdrawal with market
   value adjustment ..............  $   13,812      1%      $   14,881      1%
 Subject to discretionary
   withdrawal at book value
   less surrender charge .........      68,376      2           63,619      2
 Subject to discretionary
   withdrawal at market value        3,615,255     91        2,692,614     89
 Subject to discretionary
   withdrawal at book value
   (minimal or no charges or
   adjustments) ..................     201,457      5          239,204      7
 Not subject to discretionary
   withdrawal provision ..........      16,572      1           17,603      1
                                    ----------     --       ----------     --
                                     3,915,472  100%         3,027,921  100%
                                                =====                   =====
 Less reinsurance ceded ..........           -                       -
                                    ----------              ----------


                                                    December 31
                                   ----------------------------------------------
                                            1997                    1996
                                   ----------------------- ----------------------
                                                  PERCENT                Percent
                                      AMOUNT     OF TOTAL     Amount     of Total
                                   ------------ ---------- ------------ ---------
 Total policy reserves on
   annuities and deposit fund
   liabilities ...................  $3,915,472              $3,027,921
                                    ==========              ==========

A reconciliation of the amounts transferred to and from the separate accounts is presented below:


                                                 1997            1996           1995
                                            -------------   -------------   -----------
 Transfers as reported in the
    summary of operations of the
    separate accounts statement:
 Transfers to separate accounts .........   $1,164,013      $997,513         $466,882
 Transfers from separate
   accounts .............................      646,477       339,523          224,416
                                            ----------      --------        ---------
 Net transfers to separate
   accounts .............................      517,536       657,990          242,466
 Reconciling adjustments - change
   in accruals for investment
   management, administration
   fees and contract guarantees,
   and separate account surplus .........        1,678      (205,519)             (39)
                                            ----------      --------        ---------
 Transfers as reported in the
   summary of operations of the
   life, accident and health annual
   statement ............................   $  519,214      $452,471         $242,427
                                            ==========      ========        =========


Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1997 and 1996, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:




                                                   GROSS      LOADING       NET
                                                 ---------   ---------   --------
 DECEMBER 31, 1997
 Ordinary direct first year business .........   $    2         $  1     $    1
 Ordinary direct renewal business ............    1,350          140      1,210
 Group life direct business ..................      717            -        717
                                                 ------         ----     ------
                                                 $2,069         $141     $1,928
                                                 ======         ====     ======


                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO THE FINANCIAL STATEMENTS -- STATUTORY-BASIS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

NOTE 6 -- POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)

                                                   GROSS      LOADING       NET
                                                 ---------   ---------   ---------
 DECEMBER 31, 1996
 Ordinary direct first year business .........   $   40         $  9     $   31
 Ordinary direct renewal business ............    1,431          225      1,206
 Group life direct business ..................      622            -        622
 Annuity renewal business ....................       94           10         84
                                                 ------         ----     ------
                                                 $2,187         $244     $1,943
                                                 ======         ====     ======


At December 31, 1997 and 1996, the Company had insurance in force aggregating $1,710 and $1,904, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Department of the State of Ohio. The Company established policy reserves of $26 and $27 to cover these deficiencies at December 31, 1997 and 1996, respectively.

In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $1,872, $2,995 and $3,496 was made for the years ended December 31, 1997, 1996 and 1995, respectively, related to the change in reserve methodology.


NOTE 7 -- DIVIDEND RESTRICTIONS

Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities.


NOTE 8 -- RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB Statement No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $659, $581 and $505 for the years ended December 31, 1997, 1996 and 1995, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.


The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $448, $184 and $305 for the years ended December 31, 1997, 1996 and 1995, respectively.


AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.


In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
        NOTES TO THE FINANCIAL STATEMENTS -- STATUTORY-BASIS (CONTINUED)
                             (DOLLARS IN THOUSANDS)

NOTE 8 -- RETIREMENT AND COMPENSATION PLANS--(CONTINUED)

sharing arrangement. The Company expensed $99, $98 and $86 for the years ended December 31, 1997, 1996 and 1995, respectively.



NOTE 9 -- RELATED PARTY TRANSACTIONS


The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1997, 1996 and 1995, the Company paid $10,040, $10,038 and $8,825, respectively, for such services, which approximates their costs to the affiliates. Company provides office space, marketing and administrative services to certain affiliates. During 1997, 1996 and 1995, the Company received $4,395, $3,271 and $4,545, respectively, for such services, which approximates their cost. The Company had a net payable with affiliates of $1,925 and $19,298 at December 31, 1997 and 1996, respectively.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.33% at December 31, 1997. During 1997, 1996 and 1995, the Company paid (received) net interest of $364, $138 and $(294), respectively, to (from) affiliates.

The Company received capital contributions of $20,000 from its parent in 1997.

At December 31, 1997, the Company has a $8,200 short-term note payable to an affiliate. Interest on this note accrues at 5.60 %.


NOTE 10 -- COMMITMENTS AND CONTINGENCIES


The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $4,007 and $4,344 and an offsetting premium tax benefit of $1,070 and $1,218 at December 31, 1997 and 1996, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $0, $212 and $1,950 at December 31, 1997, 1996 and 1995, respectively.


NOTE 11 -- YEAR 2000 (UNAUDITED)

AEGON has adopted and has in place a Year 2000 Assessment and Planning Project (the "Project") to review and analyze its information technology and systems to determine if they are Year 2000 compatible. The Company has begun to convert or modify, where necessary, critical data processing systems. It is contemplated that the plan will be substantially completed by early 1999. The Company does not expect this project to have a significant effect on operations. However, to mitigate the effect of outside influences upon the success of the project, the Company has undertaken communications with its significant customers, suppliers and other third parties to determine their Year 2000 compatibility and readiness. Management believes that the issues associated with the Year 2000 will be resolved with no material financial impact on the Company.

Since the Year 2000 computer problem, and its resolution is complex and multifaceted, the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that systems or equipment addresses Year 2000 date data prior to the Year 2000). Even with appropriate and diligent pursuit of a well-conceived Project, including testing procedures, there is no certainty that any company will achieve complete success. Notwithstanding the efforts or results of the Company, its ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond its knowledge or control.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

       SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN RELATED PARTIES
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1997


SCHEDULE I


                                                                                            AMOUNT AT WHICH
                                                                                             SHOWN IN THE
TYPE OF INVESTMENT                                                    COST (1)     VALUE     BALANCE SHEET
-------------------------------------------------------------------- ---------- ---------- ----------------
FIXED MATURITIES
Bonds:
 United States Government and government agencies and authorities ..  $ 65,611   $ 68,452      $ 65,611
 States, municipalities and political subdivisions .................     1,840      1,974         1,840
 Foreign governments ...............................................     2,015      2,241         2,015
 Public utilities ..................................................    15,794     16,295        15,794
 All other corporate bonds .........................................   170,659    178,801       170,659
                                                                      --------   --------      --------
Total fixed maturities .............................................   255,919    267,763       255,919
EQUITY SECURITIES
Common stocks:
 Industrial, miscellaneous and all other ...........................       452        747           747
                                                                      --------   --------      --------
Total equity securities ............................................       452        747           747
Mortgage loans on real estate ......................................     4,824                    4,824
Real estate ........................................................    19,964                   19,964
Policy loans .......................................................    76,741                   76,741
Cash and short-term investments ....................................    13,896                   13,896
                                                                      --------                 --------
Total investments ..................................................  $371,796                 $372,091
                                                                      ========                 ========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION

                            (DOLLARS IN THOUSANDS)


SCHEDULE III


                                                                                          BENEFITS,
                                                                                           CLAIMS,
                                 FUTURE POLICY    POLICY AND                    NET      LOSSES AND     OTHER
                                  BENEFITS AND     CONTRACT      PREMIUM    INVESTMENT   SETTLEMENT   OPERATING
                                    EXPENSES     LIABILITIES     REVENUE      INCOME*     EXPENSES    EXPENSES*
                                --------------- ------------- ------------ ------------ ------------ ----------
YEAR ENDED DECEMBER 31, 1997
Individual life ...............     $177,088       $ 9,533     $  390,452     $13,742     $ 88,738    $176,303
Group life ....................        9,435           805          3,918         810        3,986       3,292
Annuity .......................      296,290           591        822,149      25,461      389,726      83,179
                                    --------       -------     ----------     -------     --------    --------
                                    $482,813       $10,929     $1,216,519     $40,013     $482,450    $262,774
                                    ========       =======     ==========     =======     ========    ========
YEAR ENDED DECEMBER 31, 1996
Individual life ...............     $145,964       $ 7,017     $  289,375     $ 8,228     $125,861    $124,181
Group life and health .........        9,202           713          4,215       3,940        3,828       2,818
Annuity .......................      332,230           854        740,125      23,899      294,681      71,576
                                    --------       -------     ----------     -------     --------    --------
                                    $487,396       $ 8,584     $1,033,715     $36,067     $424,370    $198,575
                                    ========       =======     ==========     =======     ========    ========
YEAR ENDED DECEMBER 31, 1995
Individual life ...............     $ 64,128       $ 5,811     $  188,143     $ 9,470     $ 20,048    $ 83,709
Group life ....................        7,904           701          3,365       1,054        2,774         946
Annuity .......................      319,353           100        378,390      30,367      211,008      44,447
                                    --------       -------     ----------     -------     --------    --------
                                    $391,385       $ 6,612     $  569,898     $40,891     $233,830    $129,102
                                    ========       =======     ==========     =======     ========    ========

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                  REINSURANCE

                            (DOLLARS IN THOUSANDS)


SCHEDULE IV


                                                    CEDED TO      ASSUMED                   PERCENTAGE OF
                                                     OTHER      FROM OTHER        NET       AMOUNT ASSUMED
                                   GROSS AMOUNT    COMPANIES     COMPANIES      AMOUNT          TO NET
                                  -------------- ------------- ------------ -------------- ---------------
YEAR ENDED DECEMBER 31, 1997
Life insurance in force .........  $40,221,361    $6,776,447    $2,692,822   $36,137,736          7.5%
                                   ===========    ==========    ==========   ===========          ===
Premiums:
 Individual life ................  $   395,361    $    4,910    $        -   $   390,452          0.0%
 Group life and health ..........        1,761           231         2,389         3,918         61.0
 Annuity ........................      822,149             -             -       822,149          0.0
                                   -----------    ----------    ----------   -----------         ----
                                   $ 1,219,271    $    5,141    $    2,389   $ 1,216,519          0.2%
                                   ===========    ==========    ==========   ===========         ====
YEAR ENDED DECEMBER 31, 1996
Life insurance in force .........  $28,168,880    $4,463,986    $2,210,601   $25,915,495          8.5%
                                   ===========    ==========    ==========   ===========         ====
Premiums:
 Individual life ................  $   292,239    $    2,863    $        -   $   289,376          0.0%
 Group life and health ..........        2,393           242         2,063         4,214         49.0
 Annuity ........................      740,125             -             -       740,125          0.0
                                   -----------    ----------    ----------   -----------         ----
                                   $ 1,034,757    $    3,105    $    2,063   $ 1,033,715          0.2%
                                   ===========    ==========    ==========   ===========         ====
YEAR ENDED DECEMBER 31, 1995
Life insurance in force .........  $19,438,203    $1,365,119    $1,619,378   $19,692,462          8.2%
                                   ===========    ==========    ==========   ===========         ====
Premiums:
 Individual life ................  $   189,870    $    1,727    $        -   $   188,143          0.0%
 Group life .....................        2,153           357         1,569         3,365         46.6
 Annuity ........................      378,390             -             -       378,390          0.0
                                   -----------    ----------    ----------   -----------         ----
                                   $   570,413    $    2,084    $    1,569   $   569,898          0.2%
                                   ===========    ==========    ==========   ===========         ====

                                    PART II.
                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                 REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          OHIO GENERAL CORPORATION LAW

         SECTION 1701.13 AUTHORITY OF CORPORATION.

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

          (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

          (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

     (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

          (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

          (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

          (c) By the shareholders;

          (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

        Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

               (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

               (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

          (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

     (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

     (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

     (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           SECOND AMENDED ARTICLES OF INCORPORATION OF WESTERN RESERVE

                                 ARTICLE EIGHTH

        EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

     (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

     (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

     (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

     (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

     (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 AMENDED CODE OF REGULATIONS OF WESTERN RESERVE

                                    ARTICLE V

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


        The facing sheet

        The Prospectus, consisting of 85 pages

        The undertaking to file reports
        Representation pursuant to section 26(e)(2)(A)
        The statement with respect to indemnification The Rule 484 undertaking The signatures


Written consent of the following persons:

        (a)   Alan Yaeger
        (b)   Thomas E. Pierpan, Esq.
        (c)   Sutherland, Asbill & Brennan LLP
        (d)   Ernst & Young LLP
        (e)   Price Waterhouse LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


     A. (1) Resolution of the Board of Directors of Western Reserve establishing the Serie Account (4)


          (2)  Not Applicable
          (3)  Distribution of Policies:


               (a) Form of Master Service and Distribution Compliance Agreement (3)
               (b)   Form of Broker/Dealer Supervisory and Service Agreement (3)


          (4)  Not Applicable
          (5)  (a)   Specimen Flexible Premium Variable Life Insurance Policy
               (b)   Joint Insured Term Rider

               (c)   Individual Insured Rider
               (d)   Wealth Protector Ride

               (e)   Terminal Illness Accelerated Death Benefit Rider
                     (Form Nos. ACCDB-10/94, ACCDB-CT-10/94, ACCDBIN-10/94, ACCDB-10/94MN, ACCDBMS-01/95, ACCDBSC-02/95,
                     ACCDBIL-10/94)  (4)

           (6) (a)   Second Amended Articles of Incorporation of Western Reserve
                     (3)
               (b)   Amended Code of Regulations (By-Laws) of Western Reserve
                     (3)

           (7)  Not Applicable

           (8)  (a)  Investment Advisory Agreement with the Fund (1)
                (b)  Sub-Advisory Agreements (1)

           (9)    Not Applicable
           (10) Application for Flexible Premium Variable Life Insurance Policy (4)
           (11) Memorandum describing issuance, transfer and redemption procedures

2.      See Exhibit 1.A.

3.      Opinion of Counsel as to the legality of the securities being registered

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.      Not Applicable

6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered

7.      Consent of Thomas E. Pierpan, Esq.

8.      Consent of Sutherland, Asbill & Brennan LLP

9.      Consent of Ernst & Young LLP

10.     Consent of Price Waterhouse LLP


11.(a)  Powers of Attorney (4)
   (b)  Power of Attorney - James R. Walker (2)


----------------------------------------


(1) This exhibit was previously filed on Post Effective Amendment No. 25 to Form N-1A Registration Statement (File No. 33-507) dated October 17, 1997 and is incorporated herein by reference.
(2) This exhibit was previously filed on Post-Effective Amendment No. 13 to Form S-6 Registration Statement dated December 24, 1996 (File No. 33-31140) and is incorporated herein by reference.
(3) This exhibit was previously filed on Post Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(4) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, WRL Series Life Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Largo, County of Pinellas, Florida on this 20th day of April, 1998.

(SEAL)                                     WRL SERIES LIFE ACCOUNT
                                           -----------------------
                                                 Registrant

                                           WESTERN RESERVE LIFE
                                           ASSURANCE CO. OF OHIO
                                           -----------------------
                                                 Depositor

ATTEST:

/s/ THOMAS E. PIERPAN                       By: /s/ JOHN R. KENNEY
---------------------                       ----------------------
Thomas E. Pierpan                           John R. Kenney
Vice President, Assistant Secretary         Chairman of the Board,
and Associate General Counsel               Chief Executive Officer
                                            and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE AND TITLE                                   DATE
        -------------------                                   ----

/s/ JOHN R. KENNEY                                        April 20, 1998
------------------------
John R. Kenney, Chairman of the
Board, Chief  Executive Officer
and President


/s/ ALLAN J. HAMILTON                                     April 20, 1998
------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller


/s/ ALAN M. YAEGER                                        April 20, 1998
------------------------
Alan M. Yaeger, Executive Vice
President, Actuary & Chief Financial Officer*


---------------
*Principal Financial Officer

/s/ PATRICK S. BAIRD                                      April 20, 1998
------------------------
Patrick S. Baird, Director ***/

/s/ LYMAN H. TREADWAY                                     April 20, 1998
------------------------
Lyman H. Treadway ***/

/s/ JACK E. ZIMMERMAN                                     April 20, 1998
------------------------
Jack E. Zimmerman, Director ***/

/s/ JAMES R. WALKER                                       April 20, 1998
-------------------------
James R. Walker, Director ***/




***/  /s/ THOMAS E. PIERPAN
----  ---------------------
       Signed by: Thomas E. Pierpan
          as Attorney-in-fact